[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

California Tax-Free Money Market
California Municipal Money Market

August 31, 2001                   [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

[Dalbar Seal]

    American Century's reports to shareholders have been awarded the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

      Although the enclosed annual reports for the American Century California
Tax-Free and Municipal Money Market funds focus primarily on the one-year period ended August 31, 2001, we'd be remiss in failing to mention the horrifying and unprecedented terrorist attacks on September 11. We pay tribute to the many members of the investment community--and the brave emergency personnel who came to their rescue--who died that day.

      The terrorists sought to devastate America, but our business community--including your American Century investment management team--has been working hard to keep the U.S. financial markets up, active, and functioning smoothly. On the following pages, the management team discusses what affected the funds during the fiscal year, and how the team is responding to the current economic environment.

      In other news, our investment team's executive leadership recently underwent some important changes. Effective July 1, 2001, Randall Merk, formerly a senior vice president and chief investment officer (CIO) for American
Century's fixed-income discipline, became president and CIO of American
Century's investment management subsidiary. He succeeded Robert Puff, Jr., who became the subsidiary's chairman. Randy is now responsible for all of American
Century's investment management functions, including portfolio management, research, and trading.

      David MacEwen, a senior vice president who previously oversaw all of
American Century's municipal and money market portfolios and municipal credit research, assumed Randy's role as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market products. And Steven Permut, a vice president and senior portfolio and credit research manager, was promoted to succeed Dave as leader of American Century's municipal fund and credit research teams.

      As always, we appreciate your continued confidence in American Century, especially during these difficult times.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

    Report Highlights ...................... 2
    Frequently Asked
       Questions ........................... 3
    Municipal Credit Review ................ 4
CALIFORNIA TAX-FREE MONEY MARKET

    Portfolio Composition
       by Credit Rating .................... 6
    Portfolio Composition
       by Maturity ......................... 6
    Schedule of Investments ................ 7
CALIFORNIA MUNICIPAL MONEY MARKET

    Portfolio Composition
       by Credit Rating ....................12
    Portfolio Composition
       by Maturity .........................12
    Schedule of Investments ................13
FINANCIAL STATEMENTS
    Statement of Assets and
       Liabilities .........................16
    Statement of Operations ................17
    Statement of Changes
       in Net Assets .......................18
    Notes to Financial
       Statements ..........................19
    Financial Highlights ...................20
    Report of Independent
       Accountants .........................22
OTHER INFORMATION
    Background Information
       Investment Philosophy
          and Policies .....................23
       Lipper Rankings .....................23
       Credit Rating
          Guidelines .......................23
       Investment Team
          Leaders ..........................23
    Glossary ...............................24

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

CREDIT REVIEW

*   In September 2000, California was still riding the economic wave generated by the late '90s technology boom and the strong national economy, which produced a hefty state budget surplus and a credit rating upgrade.

*   By April 2001, the state's power crisis and the economic downturn had reduced the surplus, forcing the credit rating agencies to downgrade the state's general obligation debt. However, conditions remained relatively stable at the underlying local city and municipal levels.

*   Energy conservation, a mild summer, falling energy prices, and new power plants helped ease California's power crisis. But the state still must finance the billions of dollars it has already spent to purchase power.

*   Analysts believe California is in better financial and economic condition than it was just before the recession of the early 1990s.

CALIFORNIA TAX-FREE MONEY MARKET

*   The fund provided shareholders more state and federal tax-free income than the average California money market fund during the year ended August 31,
    2001.

*   The fund's annual return ranked in the top 20% of its Lipper peer group, and maintained its 10-year track record of outperforming two-thirds of the peer group (see page 5).

*   During the fiscal year, lower-than-average expenses helped the fund outperform, as did decisions to lock in attractive yields at opportune times.

*   Money market yields fell as the Federal Reserve cut interest rates to prop up the deteriorating economy.

*   The state of California postponed issuance of its power bonds, but the state will issue bonds for general expenses, including power purchases. That could be an opportunity to lock in some fairly good yields, but the fund's yield is likely to remain relatively low in the months ahead.

CALIFORNIA MUNICIPAL MONEY MARKET

*   The fund provided shareholders more state and federal tax-free income than the average California money market fund during the year ended August 31,
    2001.

*   The fund improved upon its 10-year track record of performing in the top 25%
    of the peer group--its return this year ranked in the top 15% of its Lipper peers (see page 11).

*   Lower-than-average expenses helped the fund outperform, as did decisions to lock in attractive yields at opportune times during the fiscal year.

*   The Federal Reserve cut interest rates to prop up the deteriorating economy, pushing money market yields lower.

*   The state of California postponed issuance of its power bonds, but the state will issue bonds for general expenses, including power purchases. That could be an opportunity to lock in some fairly good yields, but the fund's yield is likely to remain relatively low in the months ahead.

[left margin]

                  CALIFORNIA TAX-FREE
                     MONEY MARKET
                        (BCTXX)
     TOTAL RETURNS:                  AS OF 8/31/01
        6 Months                             1.26%*
        1 Year                               2.86%
     7-DAY CURRENT YIELD:                    1.69%
     INCEPTION DATE:                       11/9/83
     NET ASSETS:                    $551.7 million

                  CALIFORNIA MUNICIPAL
                     MONEY MARKET
                        (BNCXX)
     TOTAL RETURNS:                  AS OF 8/31/01
        6 Months                             1.30%*
        1 Year                               2.96%
     7-DAY CURRENT YIELD:                    1.85%
     INCEPTION DATE:                      12/31/90
     NET ASSETS:                    $177.6 million

* Not annualized.

See Total Returns on pages 5 and 11.
Investment terms are defined in the Glossary on pages 24-25.

2      1-800-345-2021

Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

WHEN ARE DIVIDENDS PAID?

      Dividends are paid on the last business day of the month. We hope this makes your dividend payment date easy to remember.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

      Yes. You can arrange for direct deposit of your paycheck, Social Security check,  military allotment, or payments from other government agencies. Visit our Web site or give us a call to obtain the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

      There is a seven-business-day hold on deposited funds--including your initial investment in a new account. There is a one-business-day hold on wire transfers.

IS THERE A COST FOR WRITING CHECKS ON MY MONEY MARKET ACCOUNT?

      As long as each check is for $100 or more, you can write as many checks as you like at no charge.

HOW CAN I KEEP TRACK OF MY MONEY MARKET FUND TRANSACTIONS BETWEEN ACCOUNT
STATEMENTS?

      You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

      You can keep tabs on your investments by:

*    visiting our Web site at
      www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

*    calling an Investor Relations Representative at 1-800-345-2021* weekdays,
      7 a.m.-7 p.m. Central time Saturdays, 9 a.m.-2 p.m. Central time

WHY DOES MY MONEY MARKET FUND YIELD FLUCTUATE?

      Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation,  and supply and demand for money market securities.

IS MY MONEY MARKET INVESTMENT BACKED BY THE FEDERAL GOVERNMENT?

      No money market fund is guaranteed or insured by the FDIC or any other government agency. So, although money market funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT
1-800-345-2021.

[right margin]

HIGHLIGHTING THE DIFFERENCE BETWEEN THE CALIFORNIA TAX-FREE AND MUNICIPAL MONEY
MARKET FUNDS

*    CALIFORNIA TAX-FREE MONEY MARKET provides interest income that's exempt from both federal and California state income taxes.

*    CALIFORNIA MUNICIPAL MONEY MARKET has basically the same objectives as
      California Tax-Free Money Market, but  it seeks a higher yield by investing in securities whose interest may be subject to the federal alternative minimum tax (AMT).

The AMT applies primarily to corporations and high-income individuals who are able to substantially reduce their regular tax liability with passive income, deductions, and exemptions. Because of their potential tax liability, AMT securities typically offer higher yields than non-AMT paper.

WHAT IT MEANS FOR YOU--California Tax-Free Money Market may be more appropriate for investors who file under the AMT, while investors who aren't subject to the
AMT may want to consider the California Municipal Money Market fund.

* We must have your written or electronic authorization on file if you wish to make exchanges by phone, on our Automated Information Line, or through our
   Web site.

www.americancentury.com      3

California Municipal Credit Review
--------------------------------------------------------------------------------

THE GOLDEN STATE LOST SOME LUSTER

      What a difference a year made! In September 2000, California was still riding the economic wave generated by the late '90s technology boom and the strong national economy, which produced a hefty state budget surplus and a credit rating upgrade (to Standard & Poor's AA). But by April 2001, the power crisis and an economic downturn had reduced the surplus and tax receipts, forcing the rating agencies to downgrade the state's general obligation debt (to
S&P A+). That's still an investment-grade rating, indicating a "strong ability to meet financial obligations."

      And though the credit rating tide rose and fell at the state level, conditions remained relatively stable at the underlying local city and municipal levels. Drawing on lessons learned from the early 1990s recession, local governments have been generally conservative with their budget surpluses, using the money to replenish "rainy day" funds.

THE POWER CRISIS EASED, BUT IS STILL A THREAT

      Effective energy conservation efforts, a relatively mild summer, falling energy prices, and the addition of new power plants helped ease California's power crisis. The crisis faded from the headlines, creating the impression that it might be over. That was true to a certain degree--the summer wave of rolling blackouts never materialized. But financially, the state still must determine how to avoid paying excessive future energy costs and how to finance the billions of dollars it has already spent to purchase power on behalf of its insolvent public utilities.

ECONOMY HURT BY THE TECH WRECK AND DECLINING SPENDING

      Besides the financial aftermath of the power crisis, California also had to overcome the collapse of the technology sector and face the consequences of the weakening national economy. Employment growth, a sign of economic vitality, has been declining for a year (see the accompanying graph), though California remains above the national average. The technology meltdown also reduced the state's corporate and personal income tax receipts and cut tax revenues generated by capital gains and exercised stock options. Tourism and foreign trade--major drivers of the state's economy--have also waned.

      But analysts believe California as a whole is in better financial and economic condition than it was just before the recession of the early 1990s.
We'll continue to closely monitor the impact of the power situation and the economic slowdown, watching to see how they will affect the finances of the state and local governments.

[left margin]

"EMPLOYMENT GROWTH, A SIGN OF ECONOMIC VITALITY, HAS BEEN DECLINING FOR A
YEAR."
EMPLOYMENT GROWTH RATE
(YEAR OVER YEAR % CHANGE AS OF AUGUST 31, 2001)

Source: Bureau of Labor Statistics, California Employment Development Dept.
4      1-800-345-2021

California Tax-Free Money Market--Performance
----------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 2001

              CALIFORNIA TAX-FREE   CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS(2)
                 MONEY MARKET            AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)        1.26%                    1.16%              --
1 YEAR             2.86%                    2.63%          9 OUT OF 58
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS            2.86%                    2.68%         11 OUT OF 49
5 YEARS            2.97%                    2.79%         10 OUT OF 46
10 YEARS           2.85%                    2.75%         11 OUT OF 36

The fund's inception date was 11/9/83.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 23-24 for information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                            8/31/01      8/31/00
NUMBER OF SECURITIES         84           103
WEIGHTED AVERAGE
    MATURITY                68 DAYS      64 DAYS
EXPENSE RATIO               0.50%        0.49%

YIELDS AS OF AUGUST 31, 2001

7-DAY CURRENT YIELD                1.69%

7-DAY EFFECTIVE YIELD              1.71%

7-DAY TAX-EQUIVALENT YIELDS
    34.70% TAX BRACKET              2.59%
    37.42% TAX BRACKET              2.70%
    41.95% TAX BRACKET              2.91%
    45.22% TAX BRACKET              3.08%

Yields are for combined state and federal  income tax brackets.

Investment terms are defined in the Glossary on pages 24-25.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day current yield more closely reflects the current earnings of the fund than the total return.

                                                  www.americancentury.com      5

California Tax-Free Money Market--Q&A
--------------------------------------------------------------------------------
[photo of Todd Pardula]

      An interview with Todd Pardula, a portfolio manager on the California
Tax-Free and Municipal Money Market funds investment team.

HOW DID CALIFORNIA TAX-FREE MONEY MARKET PERFORM FOR THE YEAR ENDED AUGUST 31,
2001?

      The fund returned 2.86%, providing more income than its Lipper peer group on average. (See the previous page for more performance information.) Relative to other asset classes, money markets vastly outperformed stocks, while trailing bonds.

WHY DID THE FUND'S YIELD DECLINE DURING THE FISCAL YEAR?

      The Federal Reserve cut short-term interest rates nearly in half, from
6.5% to 3.5% to combat economic weakness. That was the most rapid rate shift in recent history, and it pushed all money market yields sharply lower.

      Yields on California money market securities are heavily influenced by technical factors. This year, note yields rose in mid-April as tax time reduced demand. Yields remained attractive into June as investors anticipated additional issuance as a result of the power crisis. Proceeds from the "power bonds" were intended to pay for power purchases, but the bond deal was postponed until lawmakers agree upon the terms.

HOW DID YOU OUTPACE THE LIPPER PEER GROUP?

      First off, our lower-than-average expenses helped. All else being equal, lower expenses mean more income for our shareholders.

      We also locked in some high yields back in November just before the Fed started cutting rates. We added to our note holdings again between April and
June when note yields were attractive relative to other types of money market securities. Those decisions helped support the fund's return as interest rates continued to decline further.

WHAT'S YOUR OUTLOOK?

      Although we aren't expecting the $12.5 billion California power issuance until next year, another large state issuance in September--$5.7 billion in
California revenue anticipation notes (RANs)--may provide a chance to lock in attractive yields for our shareholders. This will be the first California RAN issuance in several years, because the state's prosperity in recent years eliminated its need to borrow annually.

      We are expecting the issuance to make yields attractive, as the state will have to entice investors with higher-yielding notes. As always, we'll continue to scour our market for high-quality securities with competitive yields, while monitoring the pulse of the national and state economies.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                         % OF FUND INVESTMENTS
                          AS OF        AS OF
                         8/31/01      2/28/01
A-1+                      80%          84%
A-1                       20%          16%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
23 for more information.

[pie charts]
PORTFOLIO COMPOSITION
BY MATURITY
                         AS OF AUGUST 31, 2001
1-30 DAYS                         78%
31-90 DAYS                         1%
MORE THAN 181 DAYS                21%

                        AS OF FEBRUARY 28, 2001
1-30 DAYS                         72%
31-90 DAYS                        14%
91-180 DAYS                       13%
MORE THAN 181 DAYS                 1%

Investment terms are defined in the Glossary on pages 24-25.

6      1-800-345-2021

California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 100.0%

CALIFORNIA -- 100.0%
              $  8,185,000  Adelanto Public Utility Auth. Rev.,
                               Series 2000 B, (Utility System),
                               VRDN, 1.85%, 9/5/01 (LOC:
                               California State Teacher's
                               Retirement)                           $8,185,000
                 5,895,000  Apple Valley COP, (Public Facilities
                               Financing), VRDN, 1.85%,
                               9/6/01 (LOC: California State
                               Teacher's Retirement)                  5,895,000
                 3,610,000  Apple Valley COP, (Town Center),
                               VRDN, 1.95%, 9/6/01 (LOC:
                               Allied Irish Bank PLC)                 3,610,000
                 2,000,000  Association of Bay Area
                               Governments Finance Auth. for
                               Nonprofit Corporations COP,
                               (Bentley School), VRDN, 1.95%,
                               9/5/01 (LOC: Banque
                               Nationale de Paris S.A.)               2,000,000
                 4,895,000  Beaumont Utility Auth. Rev.,
                               Series 2001 A, (Wastewater
                               Enterprise), VRDN, 2.05%,
                               9/6/01 (LOC: California State
                               Teacher's Retirement)                  4,895,000
                10,000,000  California Department of Water
                               Resources Center Valley Project
                               Rev., Series 2001 K3, VRDN,
                               1.90%, 9/5/01 (LOC:
                               Landesbank Hessen-Thuringen
                               Girozentrale)                         10,000,000
                 5,750,000  California Department of Water
                               Resources Center Valley Project
                               Rev., Series 2001 L8, VRDN,
                               1.80%, 9/5/01 (FSA) (SBBPA:
                               Lehman Liquidity Company LLC)
                               (Acquired 5/17/01, Cost
                               $5,750,000)(1)                         5,750,000
                 4,000,000  California Department of Water
                               Resources Center Valley Project
                               Rev., Series 2001 L9, VRDN,
                               1.85%, 9/5/01 (FSA) (SBBPA:
                               Lehman Liquidity Company LLC)
                               (Acquired 7/2/01-7/3/01,
                               Cost $4,000,000)(1)                    4,000,000
                   450,000  California Educational Facilities
                               Auth. Rev., (Mount St. Mary's
                               College), VRDN, 1.90%, 9/5/01
                               (LOC: Allied Irish Bank PLC)             450,000
                 2,250,000  California Educational Facilities
                               Auth. Rev., (Point Loma
                               Nazarene University), VRDN,
                               1.95%, 9/6/01 (LOC: Allied
                               Irish Bank PLC)                        2,250,000
                 3,500,000  California Educational Facilities
                               Auth. Rev., Series 1998 A,
                               (University Judaism), VRDN,
                               1.80%, 9/6/01 (LOC: Allied
                               Irish Bank PLC)                        3,500,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  5,000,000  California Educational Facilities
                               Auth. Rev., (Chapman University)
                               VRDN, 1.80%, 9/5/01 (LOC:
                               Allied Irish Bank PLC)                $5,000,000
                 4,800,000  California Health Facilities
                               Financing Auth. Rev., Series
                               1985 C, (Santa Barbara
                               Cottage Hospital), VRDN,
                               1.85%, 9/6/01 (LOC: Bank of
                               America N.A.)                          4,800,000
                 3,500,000  California Health Facilities
                               Financing Auth. Rev., Series
                               1991 A, (Adventist Health
                               System), VRDN, 1.75%,
                               9/6/01 (LOC: Toronto
                               Dominion Bank)                         3,500,000
                 6,200,000  California Infrastructure &
                               Economic Development Bank
                               Rev., (East Bay SPCA), VRDN,
                               1.95%, 9/6/01 (LOC: Allied
                               Irish Bank PLC)                        6,200,000
                 1,000,000  California Pollution Control
                               Financing Auth. Rev., (Chevron
                               USA Inc.), 4.00%, 11/15/01
                               (GIC: Chevron Corp.)                   1,000,000
                10,500,000  California Pollution Control
                               Financing Auth. Rev., (Chevron
                               USA Inc.), 3.00%, 5/15/02
                               (GIC: Chevron Corp.)                  10,500,000
                23,000,000  California School Cash Reserve
                               Program Auth. Rev., Series
                               2001 A, 4.00%, 7/3/02
                               (AMBAC)                               23,252,732
                 1,200,000  California School Facilities
                               Financing Corp. COP, Series
                               1998 A, (Capital Improvement
                               Financing Projects), VRDN,
                               2.00%, 9/5/01 (LOC:
                               Bayerische Hypo Und
                               Vereinsbank)                           1,200,000
                 4,300,000  California Statewide Communities
                               Development Auth. COP, (Sutter
                               Health Obligation Group),
                               VRDN, 2.35%, 9/4/01
                               (AMBAC) (SBBPA: KBC Bank
                               N.V.)                                  4,300,000
                36,280,000  California Statewide Communities
                               Development Auth. Rev., Series
                               2000 N6, VRDN, 2.00%,
                               9/5/01 (SBBPA: Bank of
                               New York) (Acquired 7/17/01,
                               Cost $36,280,000)(1)                  36,280,000
                 7,000,000  California Statewide Communities
                               Development Auth. Rev.,
                               (Center for Early Education),
                               VRDN, 1.95%, 9/6/01 (LOC:
                               Allied Irish Bank PLC)
                               (Acquired 6/14/01, Cost
                               $7,000,000)(1)                         7,000,000
                10,000,000  California Statewide Communities
                               Development Auth. Rev.,
                               (Senior Living Facility), VRDN,
                               1.90%, 9/6/01 (LOC: Bank of
                               New York)                             10,000,000

See Notes to Financial Statements               www.americancentury.com      7

California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  3,905,000  California Statewide Communities
                               Development Auth. Rev., VRDN,
                               2.01%, 9/6/01 (LOC: Merrill
                               Lynch Capital Services, Inc.)         $3,905,000
                 4,250,000  California Statewide Communities
                               Development Auth. Special Tax,
                               (Robert Louis Stevenson
                               Development), VRDN, 1.85%,
                               9/6/01 (LOC: Allied Irish
                               Bank PLC)                              4,250,000
                 7,400,000  California Statewide Development
                               Auth. Rev. COP, (Covenant
                               Retirement Community), VRDN,
                               1.90%, 9/6/01 (LOC: LaSalle
                               National Bank)                         7,400,000
                 2,900,000  Davis Special Tax, (Community
                               Facilities District No. 1999-2),
                               VRDN, 1.85%, 9/6/01 (LOC:
                               Wells Fargo Bank, N.A.)                2,900,000
                20,000,000  East Bay Municipal Utility District
                               Rev., 2.30%, 9/26/01 (LOC:
                               Westdeutsche Landesbank
                               Girozentrale)                         20,000,000
                 5,000,000  Encinitas Multifamily Housing Rev.,
                               Series 1993 A, (Torrey Pines),
                               VRDN,1.95%, 9/6/01 (LOC:
                               Bank of America N.A.)                  5,000,000
                 4,000,000  Hemet Multifamily Housing Auth.
                               Rev., (West Acacia), VRDN,
                               1.80%, 9/6/01 (LOC: FHLB)              4,000,000
                 4,500,000  Inland Valley Development Agency
                               Tax Allocation, VRDN, 2.05%,
                               9/5/01 (LOC: California State
                               Teacher's Retirement)                  4,500,000
                 2,600,000  Kern County Superintendent of
                               Schools COP, Series 1996 A,
                               VRDN, 1.90%, 9/6/01 (LOC:
                               Anchor National Life Insurance
                               Company)                               2,600,000
                50,072,732  Koch Certificates Trust Rev.,
                               Series 1999-2, VRDN, 2.01%,
                               9/6/01 (AMBAC) (MBIA)
                               (SBBPA: State Street Corp.)
                               (Acquired 2/11/00-12/1/00,
                               Cost $50,072,732)(1)(2)               50,072,731
                16,900,000  Los Angeles County Housing Auth.
                               Development Rev., Series
                               1985 B, (Malibu Canyon
                               Apartments), VRDN, 2.00%,
                               9/4/01 (LOC: FHLMC)                   16,900,000
                 2,800,000  Los Angeles County Transportation
                               Commission Sales Tax Rev.,
                               Series 1992 A, VRDN, 1.90%,
                               9/5/01 (FGIC) (SBBPA:
                               Bayerische Landesbank
                               Girozentrale)                          2,800,000
                 5,800,000  Los Angeles Department of Water
                               & Power Rev., Series
                               2001 B3, VRDN, 1.85%,
                               9/6/01 (LOC:
                               Dexia Credit Local)                    5,799,968
                 8,000,000  Los Angeles GO, Series 2001 A,
                               4.00%, 9/1/02                          8,110,217

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $20,000,000  Los Angeles Unified School
                               District Tax & Rev.
                               Anticipation Notes GO, 4.00%,
                               7/23/02                              $20,248,114
                10,500,000  Los Angeles Water & Power
                               Rev., VRDN, 2.00%, 9/6/01
                               (LOC: Toronto Dominion Bank)          10,500,000
                 3,185,000  Maywood COP, (Infrastructure
                               Financing), VRDN, 1.95%,
                               9/6/01 (LOC: Allied Irish
                               Bank PLC)                              3,185,000
                 2,495,000  Maywood Public Financing Auth.
                               Tax Allocation, VRDN, 1.95%,
                               9/6/01 (LOC: Allied Irish
                               Bank PLC)                              2,495,000
                 5,500,000  Metropolitan Water District of
                               Southern California Rev., Series
                               1999 B, VRDN, 1.85%,
                               9/6/01 (AMBAC) (SBBPA:
                               Bank of America N.A.)                  5,500,000
                 1,820,000  Modesto Special Tax, (Community
                               Facilities District No. 98-1),
                               VRDN, 1.85%, 9/6/01 (LOC:
                               Wells Fargo Bank, N.A.)                1,820,000
                 4,900,000  National City Community
                               Development Commission Tax
                               Allocation, Series 2001 B,
                               VRDN, 1.95%, 9/6/01
                               (AMBAC) (LOC: Bank of Nova
                               Scotia)                                4,900,000
                 1,440,000  Oakland Economic Development
                               Rev., Series 1997 A, (Allen
                               Temple Family Life), VRDN,
                               2.20%, 9/6/01 (LOC: Wells
                               Fargo Bank, N.A.)                      1,440,000
                 2,400,000  Ontario Rev., Series 1997 A,
                               (Redevelopment Agency),
                               VRDN, 1.90%, 9/6/01 (LOC:
                               California State Teacher's
                               Retirement)                            2,400,000
                 3,461,000  Orange County Apartment
                               Development Rev., Series
                               1985 B, (Niguel Summit),
                               VRDN, 1.90%, 9/4/01 (LOC:
                               Bank of America N.A.)                  3,461,000
                10,000,000  Orange County Apartment
                               Development Rev., Series
                               1999 C, (Bluffs Apartments),
                               VRDN, 1.85%, 9/6/01 (LOC:
                               FHLMC)                                10,000,000
                 4,800,000  Orange County Rev., VRDN,
                               1.90%, 9/6/01 (LOC: FNMA)              4,800,000
                 7,200,000  Orange County Rev., VRDN,
                               1.90%, 9/6/01 (LOC: FNMA)              7,200,000
                 1,400,000  Orange County Rev., (Heritage
                               Point Apartments), VRDN,
                               2.00%, 9/5/01 (LOC: Allied
                               Irish Bank PLC)                        1,400,000
                11,800,000  Peninsula Corridor Joint Powers
                               Board Farebox Rev., Series
                               2001 A, 3.40%, 5/1/02                 11,834,126
                 2,500,000  Redwood City COP, (City Hall),
                               VRDN, 1.95%, 9/6/01 (LOC:
                               KBC Bank N.V.)                         2,500,000

8      1-800-345-2021                          See Notes to Financial Statements

California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  2,250,000  Riverside County Community
                               Facilities Districts, (Special Tax
                               Project No. 89-1), VRDN,
                               2.00%, 9/6/01 (LOC: KBC
                               Bank N.V.)                            $2,250,000
                 1,000,000  Riverside County COP, Series
                               1985 D, (Public Facility), VRDN,
                               1.80%, 9/4/01 (LOC:
                               Commerzbank A.G.)                      1,000,000
                 1,000,000  Riverside Industrial Development
                               Auth. Rev., (Sunclipse Inc.
                               Issue A), VRDN, 2.60%, 9/4/01
                               (LOC: Bank of America N.A.)            1,000,000
                 1,510,000  Riverside Unified School District
                               COP, (School Facility Boarding
                               Refunding Program), VRDN,
                               2.25%, 9/6/01 (FSA) (LOC:
                               First Union National Bank)             1,510,000
                 6,000,000  Riverside Unified School District
                               COP, (School Facility Boarding
                               Refunding Program), VRDN,
                               3.85%, 9/6/01 (FSA) (SBBPA:
                               First Union National Bank)             6,000,000
                 6,600,000  Sacramento County Multifamily
                               Housing Rev., Series 1996 A,
                               VRDN, 1.85%, 9/6/01 (LOC:
                               FNMA)                                  6,600,000
                 7,900,000  San Bernardino County COP,
                               (Capital Improvement
                               Refinancing), VRDN, 1.85%,
                               9/6/01 (LOC: Commerzbank
                               A.G.)                                  7,900,000
                25,500,000  San Bernardino County Housing
                               Auth. Custody Receipts Rev.,
                               Series 2001 A, 4.15%, 5/1/02
                               (SBBPA: Toronto Dominion
                               Bank) (Acquired 4/26/01, Cost
                               $25,668,810)(1)                       25,611,924
                 3,230,000  San Bernardino County Housing
                               Auth. Multifamily Housing Rev.,
                               Series 1992 A, (Arrowview Park
                               Apartments), VRDN, 1.80%,
                               9/6/01 (LOC: FHLB)                     3,230,000
                 4,620,000  San Bernardino County Housing
                               Auth. Multifamily Housing Rev.,
                               Series 1993 A, (Montclair
                               Heritage), VRDN, 2.00%,
                               9/6/01 (LOC: FHLB)                     4,620,000
                 1,800,000  San Bernardino County Housing
                               Auth. Multifamily Housing Rev.,
                               Series 1993 A, (Monterey Villas
                               Apartments), VRDN, 1.80%,
                               9/6/01 (LOC: FHLB)                     1,800,000
                 2,085,000  San Bernardino County Rev.,
                               (Gold West Phase 2), VRDN,
                               2.00%, 9/6/01 (LOC: FHLB)              2,085,000
                 3,000,000  San Diego Unified School District
                               Tax & Rev. Anticipation
                               Notes, Series 2000 A, 5.25%,
                               10/4/01                                3,005,713

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $14,000,000  San Francisco City & County
                               Redevelopment Agency
                               Multifamily Housing Rev., Series
                               1985 B, (Bayside Village),
                               VRDN, 1.84%, 9/6/01 (LOC:
                               Bank One Arizona, N.A.)              $14,000,000
                 3,600,000  San Francisco City & County
                               Redevelopment Agency Rev.,
                               (South Harbor), VRDN, 2.00%,
                               9/6/01 (LOC: Dexia Credit
                               Local)                                 3,600,000
                14,000,000  San Francisco City & County
                               Redevelopment Agency Rev.,
                               Series 1985 A, (Bayside
                               Village), VRDN, 1.84%, 9/6/01
                               (LOC: Bank One Arizona, N.A.)         14,000,000
                 5,000,000  Santa Clara County Multifamily
                               Housing Rev., Series 1996 B,
                               (Briarwood Apartments), VRDN,
                               1.85%, 9/6/01 (LOC: FNMA)              5,000,000
                10,000,000  Santa Clara County Transportation
                               Auth. GO, Series 1985 A,
                               VRDN, 1.65%, 9/5/01
                               (AMBAC) (LOC: Credit Local
                               De France)                            10,000,000
                 5,100,000  Santa Paula Public Financing
                               Auth. Lease Rev., (Water
                               System Acquisition), VRDN,
                               1.95%, 9/5/01 (LOC:
                               California State Teacher's
                               Retirement)                            5,100,000
                 3,500,000  Santa Rosa Housing Auth. Rev.,
                               Series 1985 E, (Apple Creek
                               Apartments), 2.55%, 9/1/02
                               (LOC: FHLMC)(3)                        3,500,000
                 4,300,000  South Bay Regional Public
                               Communications Auth. Rev.,
                               Series 2001 B, (Hawthorne),
                               VRDN, 2.00%, 9/6/01 (LOC:
                               Allied Irish Bank PLC)                 4,300,000
                 2,180,000  South Bay Regional Public
                               Communications Auth. Rev.,
                               Series 2001 C, (Manhattan
                               Beach), VRDN, 2.00%, 9/6/01
                               (LOC: Allied Irish Bank PLC)           2,180,000
                 5,000,000  Sweetwater Union High School
                               District COP, VRDN, 2.00%,
                               9/6/01 (FSA) (SBBPA: First
                               Union National Bank)                   5,000,000
                 2,800,000  Tracy Multifamily Housing Rev.,
                               Series 1992 A, (Sycamore
                               Village Apartments), VRDN,
                               1.80%, 9/6/01 (LOC: Bank of
                               America N.A.)                          2,800,000
                 1,300,000  Triunfo Sanitation District Rev.,
                               VRDN, 1.75%, 9/5/01 (LOC:
                               Banque Nationale de Paris S.A.)        1,300,000
                 1,000,000  Upland Community
                               Redevelopment Agency
                               Multifamily Housing Rev., Series
                               2000 A, (Northwoods 156),
                               VRDN, 1.80%, 9/6/01 (LOC:
                               FNMA)                                  1,000,000

See Notes to Financial Statements               www.americancentury.com      9

California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  1,000,000  Upland Community
                               Redevelopment Agency
                               Multifamily Housing Rev., Series
                               2000 A, (Northwoods 168),
                               VRDN, 1.80%, 9/6/01 (LOC:
                               FNMA)                                 $1,000,000
                 9,000,000  Vallejo COP, (Golf Course
                               Facilities Financing), VRDN,
                               3.25%, 6/5/02 (LOC:
                               California State Teacher's
                               Retirement)                            9,000,000
                 2,665,000  Vallejo Unified School District
                               COP, Series 1999 E, (Capital
                               Improvement Financing), VRDN,
                               1.85%, 9/6/01 (LOC:
                               Bayerische Hypo Und
                               Vereinsbank)                           2,665,000
                 4,000,000  Westminster COP, Series 1998 A,
                               (Civic Center), VRDN, 1.95%,
                               9/6/01 (AMBAC) (SBBPA:
                               First Union National Bank)             4,000,000
                 1,800,000  Westminster Redevelopment
                               Agency Tax Allocation,
                               (Commercial Redevelopment
                               Project No. 1), VRDN, 1.95%,
                               9/6/01 (AMBAC) (SBBPA:
                               Landesbank Hessen-Thuringen
                               Girozentrale)                          1,800,000
                                                                   ------------
                 TOTAL INVESTMENT SECURITIES -- 100.0%             $552,346,525
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GIC = Guaranteed Investment Contract

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
August 31, 2001.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at August 31, 2001, was
    $128,714,655 which represented 23.3% of net assets. Restricted securities considered illiquid represent 4.7% of net assets.

(2) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(3) When-issued security.

10      1-800-345-2021                        See Notes to Financial Statements

California Municipal Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 2001

            CALIFORNIA MUNICIPAL   CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS(2)
                MONEY MARKET           AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)        1.30%                  1.16%              --
1 YEAR             2.96%                  2.63%          7 OUT OF 58
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS            2.97%                  2.68%          6 OUT OF 49
5 YEARS            3.05%                  2.79%          6 OUT OF 46
10 YEARS           2.98%                  2.75%          7 OUT OF 36

The fund's inception date was 12/31/90.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 23-24 for information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                         8/31/01       8/31/00
NUMBER OF SECURITIES      53           58
WEIGHTED AVERAGE
    MATURITY             59 DAYS      54 DAYS
EXPENSE RATIO            0.50%        0.49%

Investment terms are defined in the Glossary on pages 24-25.

YIELDS AS OF AUGUST 31, 2001

7-DAY CURRENT YIELD           1.85%

7-DAY EFFECTIVE YIELD         1.86%

7-DAY TAX-EQUIVALENT YIELDS
34.70% TAX BRACKET            2.83%
37.42% TAX BRACKET            2.96%
41.95% TAX BRACKET            3.18%
45.22% TAX BRACKET            3.38%

Yields are for combined state and federal  income tax brackets.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day current yield more closely reflects the current earnings of the fund than the total return.

www.americancentury.com      11

California Municipal Money Market--Q&A
--------------------------------------------------------------------------------

      An interview with Todd Pardula (pictured on page 6), a portfolio manager on the California Tax-Free and Municipal Money Market funds investment team.

HOW DID CALIFORNIA MUNICIPAL MONEY MARKET PERFORM FOR THE YEAR ENDED AUGUST 31,
2001?

      The fund returned 2.96%, providing more income than its Lipper peer group on average. (See the previous page for more performance information.) Relative to other asset classes, money markets vastly outperformed stocks, while trailing bonds.

WHY DID THE FUND'S YIELD DECLINE DURING THE FISCAL YEAR?

      The Federal Reserve cut short-term interest rates nearly in half, from
6.5% to 3.5% to combat economic weakness. That was the most rapid rate shift in recent history, and it pushed all money market yields sharply lower.

      Yields on California money market securities are heavily influenced by technical factors. This year, note yields rose in mid-April as tax time reduced demand. Yields remained attractive into June as investors anticipated additional issuance as a result of the power crisis. Proceeds from the "power bonds" were intended to pay for power purchases, but the bond deal was postponed until lawmakers agree upon the terms.

HOW DID YOU OUTPACE THE LIPPER PEER GROUP?

      First off, our lower-than-average expenses helped. All else being equal, lower expenses mean more income for our shareholders.

      We also locked in some high yields back in November just before the Fed started cutting rates. We added to our note holdings again between April and
June when note yields were attractive relative to other types of money market securities. Those decisions helped support the fund's return as interest rates continued to decline further.

WHAT'S YOUR OUTLOOK?

      Although we aren't expecting the $12.5 billion California power issuance until next year, another large state issuance in September--$5.7 billion in
California revenue anticipation notes (RANs)--may provide a chance to lock in attractive yields for our shareholders. This will be the first California RAN issuance in several years, because the state's prosperity in recent years eliminated its need to borrow annually.

      We are expecting the issuance to make yields attractive, as the state will have to entice investors with higher-yielding notes. As always, we'll continue to scour our market for high-quality securities with competitive yields, while monitoring the pulse of the national and state economies.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                    % OF FUND INVESTMENTS
                      AS OF        AS OF
                     8/31/01      2/28/01
A-1+                  78%          70%
A-1                   20%          30%
A-2                    2%          --

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
23 for more information.

[pie charts]
PORTFOLIO COMPOSITION
BY MATURITY
                     AS OF AUGUST 31, 2001
1-30 DAYS                     75%
31-90 DAYS                     7%
91-180 DAYS                    1%
MORE THAN 181 DAYS            17%

                    AS OF FEBRUARY 28, 2001
1-30 DAYS                     77%
31-90 DAYS                    10%
91-180 DAYS                   13%

Investment terms are defined in the Glossary on pages 24-25.

12      1-800-345-2021

California Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 100.0%

CALIFORNIA -- 100%
              $    940,000  Alameda County Industrial
                               Development Auth. Rev., (Design
                               Workshops), VRDN, 2.00%,
                               9/6/01 (LOC: Wells Fargo
                               Bank, N.A.)                           $  940,000
                 1,300,000  Alameda County Industrial
                               Development Auth. Rev., Series
                               1994 A, (Scientific Technology),
                               VRDN, 2.05%, 9/5/01 (LOC:
                               Banque Nationale de Paris S.A.)        1,300,000
                 2,000,000  Alameda County Industrial
                               Development Auth. Rev., Series
                               2000 A, (United Manufacturing
                               Project), VRDN, 2.00%, 9/5/01
                               (LOC: Wells Fargo Bank N.A.)           2,000,000
                 3,200,000  Association of Bay Area
                               Governments Finance Auth. for
                               Nonprofit Corporations
                               Multifamily Rev., Series 1997 A,
                               (Mountain View Apartments),
                               VRDN, 2.05%, 9/6/01 (LOC:
                               Comerica Bank)                         3,200,000
                 2,170,000  California Economic Development
                               Financing Auth. Industrial
                               Development Rev., (Scientific
                               Specialties), VRDN, 2.00%,
                               9/5/01 (LOC: Bank of America
                               N.A.)                                  2,170,000
                 2,915,000  California Economic Development
                               Financing Auth. Industrial
                               Development Rev., (Vortech
                               Engineering Inc.), VRDN,
                               2.05%, 9/5/01 (LOC: U.S.
                               Bank N.A.)                             2,915,000
                 1,317,364  California Economic Development
                               Financing Auth. Industrial
                               Development Rev., (Wesflex
                               Pipe Manufacturing), VRDN,
                               1.90%, 9/6/01 (LOC: Wells
                               Fargo Bank, N.A.)                      1,317,364
                 1,670,000  California Infrastructure &
                               Economic Development Bank
                               Empowerment Rev., Series
                               2000 A, (Gold Coast Baking
                               Co.) VRDN, 2.00%, 9/5/01
                               (LOC: Comerica Bank)                   1,670,000
                 1,000,000  California Infrastructure &
                               Economic Development Bank
                               Industrial Development Rev.,
                               (Roller Bearing Co. America),
                               VRDN, 2.00%, 9/5/01 (LOC:
                               First Union National Bank)             1,000,000
                 2,400,000  California Infrastructure &
                               Economic Development Bank
                               Industrial Development Rev.,
                               Series 1999 A, VRDN, 2.00%,
                               9/6/01 (LOC: Wells Fargo
                               Bank, N.A.)                            2,400,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  2,747,050  California Infrastructure &
                               Economic Development Bank
                               Industrial Development Rev.,
                               Series 1999 A, VRDN, 2.05%,
                               9/6/01 (LOC: Comerica Bank)           $2,747,050
                 1,000,000  California Infrastructure &
                               Economic Development Bank
                               Industrial Development Rev.,
                               Series 2000 A, (Adams Rite
                               Manufacturing Co.), VRDN,
                               2.00%, 9/5/01 (LOC: Mellon
                               Bank N.A.)                             1,000,000
                 3,000,000  California Infrastructure &
                               Economic Development Bank
                               Industrial Development Rev.,
                               Series 2000 A, (Bonny Doon
                               Winery Inc.), VRDN, 2.05%,
                               9/6/01 (LOC: Comerica Bank)            3,000,000
                 1,885,000  California Infrastructure &
                               Economic Development Bank
                               Industrial Development Rev.,
                               Series 2000 A, (Chaparral
                               Property), VRDN, 2.05%,
                               9/6/01 (LOC: Comerica Bank)            1,885,000
                 3,750,000  California Infrastructure &
                               Economic Development Bank
                               Industrial Development Rev.,
                               Series 2000 A, (International
                               Raisins Inc.), VRDN, 2.10%,
                               9/6/01 (LOC: Manufacturers
                               & Trades Trust Company)            3,750,000
                 1,950,000  California Infrastructure &
                               Economic Development Bank
                               Industrial Development Rev.,
                               Series 2000 A, (Standard
                               Abrasive Manufacturing), VRDN,
                               2.00%, 9/5/01 (LOC: Mellon
                               Bank N.A.)                             1,950,000
                 1,980,000  California Infrastructure &
                               Economic Development Bank
                               Industrial Development Rev.,
                               Series 2000 A, (West Star
                               Industries), VRDN, 2.05%,
                               9/5/01 (LOC: U.S. Bank N.A.)           1,980,000
                 1,200,000  California Pollution Control
                               Financing Auth. Rev., Series
                               1987 A, (Resource Recovery-
                               Wadham Energy LP), VRDN,
                               2.10%, 9/5/01 (LOC: Danske
                               Bank)                                  1,200,000
                13,000,000  California Pollution Control
                               Financing Auth. Solid Waste
                               Disposal Rev., Series 1994 A,
                               (Western Waste Industries),
                               VRDN, 2.15%, 9/6/01 (LOC:
                               Fleet Bank, N.A.)                     13,000,000
                 5,000,000  California School Cash Reserve
                               Program Auth. Rev., Series
                               2001 A, 4.00%, 7/3/02
                               (AMBAC)                                5,054,942

See Notes to Financial Statements               www.americancentury.com      13

California Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  1,200,000  California Statewide Communities
                               Development Auth. Multifamily
                               Rev., Series 1997 G, (Sunrise
                               of Moraga), VRDN, 2.30%,
                               9/6/01 (LOC: Commerzbank
                               A.G.)                                 $1,200,000
                   500,000  California Statewide Communities
                               Development Auth. Rev., Series
                               2000 N6, VRDN, 2.00%,
                               9/5/01 (SBBPA: Bank of New
                               York) (Acquired 7/17/01, Cost
                               $500,000)(1)                             500,000
                 7,430,000  California Statewide Communities
                               Development Auth. Special Tax
                               Rev., Series 1997 I, (Terrace at
                               Park Marino), VRDN, 2.25%,
                               9/6/01 (LOC: California State
                               Teacher's Retirement)                  7,430,000
                16,000,000  California Statewide Communities
                               Development Auth. Special Tax
                               Rev., VRDN, 2.31%, 9/6/01
                               (LOC: Merrill Lynch Capital
                               Services, Inc.) (Acquired
                               7/16/01, Cost $16,000,000)(1)         16,000,000
                 1,350,000  California Statewide Communities
                               Development Corp. Rev., (South
                               Bay Circle), VRDN, 1.95%,
                               9/5/01 (LOC: California State
                               Teacher's Retirement)                  1,350,000
                 2,380,000  California Statewide Communities
                               Development Corp. Rev., Series
                               1998 B, (Lesaint L.P.), VRDN,
                               2.00%, 9/5/01 (LOC: PNC
                               Bank Ohio N.A.)                        2,380,000
                 1,095,000  California Statewide Communities
                               Industrial Development Corp.
                               Rev., Series 1994 A, (DV
                               Industries), VRDN, 1.95%,
                               9/5/01 (LOC: California State
                               Teacher's Retirement)                  1,095,000
                 1,460,000  California Statewide Communities
                               Industrial Development Corp.
                               Rev., Series 1994 B, (J.
                               Michelle), VRDN, 1.95%,
                               9/5/01 (LOC: California State
                               Teacher's Retirement)                  1,460,000
                 1,350,000  California Statewide Communities
                               Industrial Development Corp.
                               Rev., Series 1995 E, (Johanson),
                               VRDN, 1.95%, 9/5/01 (LOC:
                               California State Teacher's
                               Retirement)                            1,350,000
                 4,000,000  Contra Costa County Multifamily
                               Housing Rev., Series 2000 A,
                               (Camara Circle Apartments),
                               VRDN, 2.00%, 9/6/01 (LOC:
                               Citibank N.A.)                         4,000,000
                 2,300,000  Irvine Ranch Water District Rev.,
                               VRDN, 2.35%, 9/5/01 (LOC:
                               Toronto Dominion Bank)                 2,300,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $14,781,093  Koch Certificates Trust Rev.,
                               Series 1999-2, VRDN, 2.01%,
                               9/6/01 (AMBAC) (MBIA)
                               (SBBPA: State Street Bank
                               Corp.) (Acquired 2/11/00-
                               5/14/01, Cost $14,781,093)(1)        $14,781,093
                 3,000,000  La Verne Industrial Development
                               Auth. Rev., Series 1998 A,
                               VRDN, 2.05%, 9/6/01 (LOC:
                               Fleet Bank, N.A.) (Acquired
                               12/21/98, Cost $3,000,000)(1)          3,000,000
                 1,600,000  Lassen Municipal Utility District
                               Rev., Series 1996 A, VRDN,
                               2.05%, 9/6/01 (FSA) (SBBPA:
                               Credit Local de France)                1,600,000
                 3,000,000  Livermore Redevelopment Agency
                               Rev., Series 2001 A, (Senior
                               Housing Apartments), 2.60%,
                               3/29/02 (GIC: Bayerische
                               Landesbank Girozentrale)               3,000,000
                 3,000,000  Los Angeles Community
                               Redevelopment Agency Rev.,
                               Series 2001 A, (Security
                               Building), 2.50%, 11/8/01
                               (GIC: AIG Matched Funding
                               Corp.)                                 3,000,000
                 2,065,000  Los Angeles GO, Series 2001 A,
                               4.00%, 9/1/02                          2,093,450
                 3,000,000  Los Angeles Industrial
                               Development Auth. Rev.,
                               (Megatoys), VRDN, 2.00%,
                               9/6/01 (LOC: California State
                               Teacher's Retirement)                  3,000,000
                 5,000,000  Los Angeles Unified School
                               District Tax & Rev.
                               Anticipation Notes GO, 4.00%,
                               7/23/02                                5,062,028
                 8,000,000  Los Angeles Water & Power
                               Rev., VRDN, 2.00%, 9/6/01
                               (LOC: Toronto Dominion Bank)           8,000,000
                 3,000,000  Oakland Joint Powers Financing
                               Auth. Lease Rev., Series
                               1998 A2, VRDN, 1.85%,
                               9/6/01 (FSA) (LOC:
                               Commerzbank AG)                        2,999,949
                 2,900,000  Ontario Redevelopment Agency
                               Industrial Development Rev.,
                               (Safariland), VRDN, 2.00%,
                               9/5/01 (LOC: California State
                               Teacher's Retirement)                  2,900,000
                 3,000,000  Peninsula Corridor Joint Powers
                               Board Farebox Rev., Series
                               2001 A, 3.40%, 5/1/02                  3,008,676
                 2,400,000  Pinole Redevelopment Agency
                               Rev., Series 1998 A, (East Bluff
                               Apartments), VRDN, 2.05%,
                               9/6/01 (LOC: Comerica Bank)            2,400,000
                 2,000,000  Sacramento County Housing Auth.
                               Rev., Issue 1992 A,
                               (Shadowood Apartments),
                               VRDN, 2.00%, 9/5/01 (LOC:
                               General Electric Capital Corp.)        2,000,000

14      1-800-345-2021                         See Notes to Financial Statements

California Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  2,500,000  Sacramento County Special
                               Facilities Airport Rev., (Cessna
                               Aircraft Co.), VRDN, 2.00%,
                               9/6/01 (LOC: Bank of
                               America N.A.)                         $2,500,000
                 7,500,000  San Bernardino County Housing
                               Auth. Custody Receipts Rev.,
                               Series 2001 A, 4.15%, 5/1/02
                               (SBBPA: Toronto Dominion
                               Bank) (Acquired 4/26/01,
                               Cost $7,549,650)(1)                    7,532,918
                 1,370,000  San Bernardino County Industrial
                               Development Auth. Rev.,
                               (Master Halco Inc.), VRDN,
                               2.00%, 9/4/01 (LOC:
                               California State Teacher's
                               Retirement)                            1,370,000
                   975,000  San Bernardino County Industrial
                               Development Auth. Rev., VRDN,
                               1.95%, 9/5/01 (LOC:
                               California State Teacher's
                               Retirement)                              975,000
                 7,812,789  San Bernardino Single Family
                               Mortgage Rev., Series 2001 A,
                               2.95%, 11/1/01 (GIC:
                               Bayerische Landesbank
                               Girozentrale)                          7,812,789
                 2,865,000  San Marcos Industrial
                               Development Auth. Rev.,
                               (Sunclipse Inc.), VRDN, 2.15%,
                               9/5/01 (LOC: Bank of
                               America N.A.) (Acquired
                               2/20/01, Cost $2,865,000)(1)           2,865,000
                 2,500,000  Santa Ana Housing Auth.
                               Multifamily Rev., Series 2001 B,
                               (Cornerstone Village
                               Apartments), 2.60%, 12/31/01
                               (GIC: Bayerische Landesbank
                               Girozentrale)                          2,500,000
                 4,350,000  Vallejo COP, (Golf Course
                               Facilities Financing), VRDN,
                               3.25%, 6/5/02 (LOC:
                               California State Teacher's
                               Retirement)                            4,350,000
                                                                   ------------
                TOTAL INVESTMENT SECURITIES - 100.0%               $180,295,259
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FSA = Financial Security Assurance Inc.

GIC = Guaranteed Investment Contract

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
August 31, 2001.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at August 31, 2001, was $44,679,011 which represented 25.2% of net assets. Restricted securities considered illiquid represent 4.2% of net assets.

See Notes to Financial Statements               www.americancentury.com      15

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as  securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results  in the fund's NET
ASSETS. The net assets divided by shares outstanding is the share price, or NET
ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                 TAX-FREE          MUNICIPAL
AUGUST 31, 2001                               MONEY MARKET       MONEY MARKET

ASSETS
Investment securities, at value
   (amortized cost and cost for
   federal income tax purposes) ..........     $ 552,346,525      $ 180,295,259
Cash .....................................         8,702,057               --
Interest receivable ......................         2,051,215            564,451
Prepaid portfolio insurance ..............            27,955              8,026
                                               -------------      -------------
                                                 563,127,752        180,867,736
                                               -------------      -------------

LIABILITIES
Disbursements in excess
   of demand deposit cash ................              --            3,241,419
Payable for investments purchased ........        11,011,389               --
Accrued management fees (Note 2) .........           233,747             73,189
Dividends payable ........................           159,234               --
Payable for trustees' fees
   and expenses (Note 2) .................             1,364                427
                                               -------------      -------------
                                                  11,405,734          3,315,035
                                               -------------      -------------

Net Assets ...............................     $ 551,722,018      $ 177,552,701
                                               =============      =============

CAPITAL SHARES
Outstanding (unlimited number
   of shares authorized) .................       551,718,122        177,587,560
                                               =============      =============

Net Asset Value Per Share ................     $        1.00      $        1.00
                                               =============      =============

NET ASSETS CONSIST OF:
Capital paid in ..........................     $ 551,718,122      $ 177,587,560
Undistributed net investment income ......           275,802            122,436
Accumulated net realized loss
   on investment transactions ............          (271,906)          (157,295)
                                               -------------      -------------
                                               $ 551,722,018      $ 177,552,701
                                               =============      =============

16      1-800-345-2021                         See Notes to Financial Statements

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's  operations. In other words, it shows how much money  the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

                                                       TAX-FREE       MUNICIPAL
YEAR ENDED AUGUST 31, 2001                           MONEY MARKET   MONEY MARKET

INVESTMENT INCOME
Income:
Interest .......................................     $20,175,419     $ 6,140,260
                                                     -----------     -----------

Expenses (Note 2):
Management fees ................................       2,958,588         878,891
Trustees' fees and expenses ....................          20,155           5,994
Portfolio insurance and other expenses .........          38,732          11,117
                                                     -----------     -----------
                                                       3,017,475         896,002
                                                     -----------     -----------

Net investment income ..........................      17,157,944       5,244,258
                                                     -----------     -----------

Net realized gain on
   investment transactions .....................           6,901           1,674
                                                     -----------     -----------

Net Increase in Net Assets
   Resulting from Operations ...................     $17,164,845     $ 5,245,932
                                                     ===========     ===========

See Notes to Financial Statements               www.americancentury.com      17

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much  a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income
and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED AUGUST 31, 2001 AND AUGUST 31, 2000

                                           TAX-FREE MONEY MARKET            MUNICIPAL MONEY MARKET
Increase (Decrease) in Net Assets          2001             2000             2001            2000

OPERATIONS
Net investment income .............   $  17,157,944    $  18,356,715    $   5,244,258    $   6,085,710
Net realized gain on
   investment transactions ........           6,901           32,827            1,674               92
                                      -------------    -------------    -------------    -------------
Net increase in net assets
   resulting from operations ......      17,164,845       18,389,542        5,245,932        6,085,802
                                      -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income .......     (17,157,944)     (18,381,329)      (5,244,258)      (6,085,710)
                                      -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .........     662,344,709      826,843,685      161,382,057      191,753,071
Proceeds from reinvestment
   of distributions ...............      12,195,292       13,551,919        4,940,545        5,413,729
Payments for shares redeemed ......    (763,301,010)    (758,102,192)    (167,300,005)    (198,623,041)
                                      -------------    -------------    -------------    -------------
Net increase (decrease) in
   net assets from capital
   share transactions .............     (88,761,009)      82,293,412         (977,403)      (1,456,241)
                                      -------------    -------------    -------------    -------------
Net increase (decrease)
   in net assets ..................     (88,754,108)      82,301,625         (975,729)      (1,456,149)

NET ASSETS
Beginning of period ...............     640,476,126      558,174,501      178,528,430      179,984,579
                                      -------------    -------------    -------------    -------------
End of period .....................   $ 551,722,018    $ 640,476,126    $ 177,552,701    $ 178,528,430
                                      =============    =============    =============    =============

Undistributed net
   investment income ..............   $     275,802    $     275,802    $     122,436    $     122,436
                                      =============    =============    =============    =============

TRANSACTIONS IN SHARES OF THE FUNDS

Sold ..............................     662,344,709      826,843,685      161,382,057      191,753,071
Issued in reinvestment
   of distributions ...............      12,195,292       13,551,919        4,940,545        5,413,729
Redeemed ..........................    (763,301,010)    (758,102,192)    (167,300,005)    (198,623,041)
                                      -------------    -------------    -------------    -------------
Net increase (decrease) ...........     (88,761,009)      82,293,412         (977,403)      (1,456,241)
                                      =============    =============    =============    =============

18      1-800-345-2021                        See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

AUGUST 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century California Tax-Free and Municipal Funds
(the trust) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. California Tax-Free Money
Market Fund (Tax-Free Money Market) and California Municipal Money Market Fund
(Municipal Money Market) (the funds) are two funds issued by the trust. Tax-Free
Money Market is diversified and Municipal Money Market is non-diversified under the 1940 Act. The funds seek income that is exempt from federal and California income taxes. Tax-Free Money Market and Municipal Money Market seek to obtain as high a level of interest income as is consistent with prudent investment management and conservation of shareholders' capital. The funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Portfolio securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     WHEN ISSUED -- The funds may engage in securities transactions on a when-issued basis. Under this arrangement, the securities' prices and yields are fixed on the date of commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations.
The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. The funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any capital gains distributions. For the year ended August 31, 2001, 100% (unaudited) of the funds' distributions from net investment income have been designated as exempt from federal and California state income tax.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     At August 31, 2001, accumulated net realized capital loss carryovers for federal income tax purposes for Tax-Free Money Market of $271,183 (expiring in
2004 through 2008) and for Municipal Money Market of $157,293 (expiring in 2003 through 2006) may be used to offset future taxable gains.

     Tax-Free Money Market and Municipal Money Market have elected to treat $723 and $2, respectively, of net capital losses incurred in the ten month period ended August 31, 2001, as having been incurred in the following fiscal year for federal income tax purposes.

--------------------------------------------------------------------------------
2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

     MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those Trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1570% to 0.2700% and the rates for the
Complex Fee range from 0.2900% to 0.3100%. For the year ended August 31, 2001, the effective annual management fee for both funds was 0.49%.

     MONEY MARKET INSURANCE -- The funds, along with other money market funds managed by ACIM, have entered into an insurance agreement with MBIA Insurance
Corporation (MBIA). MBIA provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. The funds pay annual premiums to MBIA on a yearly basis, which are amortized over one year.

     RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.

www.americancentury.com      19

California Tax-Free Money Market--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                        2001       2000        1999        1998       1997
PER-SHARE DATA
Net Asset Value,
   Beginning of Period ...............  $1.00      $1.00       $1.00       $1.00      $1.00
                                      --------   --------      ---------   --------   --------
Income From Investment Operations
   Net Investment Income .............  0.03       0.03        0.03        0.03       0.03
                                      --------   --------      ---------   --------   --------
Distributions
   From Net Investment Income ........ (0.03)     (0.03)       (0.03)      (0.03)     (0.03)
                                      --------   --------      ---------   --------   --------
Net Asset Value, End of Period ....... $1.00      $1.00        $1.00       $1.00      $1.00
                                      ========   ========      =========   ========   ========
   Total Return(1) ...................  2.86%      3.11%       2.62%       3.12%      3.17%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets .............  0.50%      0.49%       0.50%       0.50%      0.49%
Ratio of Net Investment Income
   to Average Net Assets .............  2.84%      3.07%       2.59%       3.07%      3.10%
Net Assets, End of Period
   (in thousands) ....................$551,722   $640,476      $558,175    $455,994   $417,784

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

20      1-800-345-2021                         See Notes to Financial Statements

California Municipal Money Market--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                            2001        2000        1999       1998        1997
PER-SHARE DATA
Net Asset Value,
   Beginning of Period                      $1.00       $1.00       $1.00      $1.00       $1.00
                                          ---------   --------      --------   ---------   --------
Income From Investment Operations

   Net Investment Income                    0.03        0.03        0.03       0.03        0.03
                                          ---------   --------      --------   ---------   --------
Distributions
   From Net Investment Income              (0.03)      (0.03)       (0.03)     (0.03)      (0.03)
                                          ---------   --------      --------   ---------   --------
Net Asset Value, End of Period             $1.00       $1.00        $1.00      $1.00       $1.00
                                          =========   ========      ========   =========   ========
   Total Return(1)                          2.96%       3.19%       2.76%      3.20%       3.15%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets                    0.50%       0.49%       0.50%      0.50%       0.52%
Ratio of Net Investment Income
   to Average Net Assets                    2.93%       3.13%       2.73%      3.16%       3.10%
Net Assets, End of Period
   (in thousands)                         $177,553    $178,528    $179,985   $172,592    $170,477

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements               www.americancentury.com      21

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century California Tax-Free and Municipal Funds
and Shareholders of the California Tax-Free Money Market Fund and the California
Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Tax-Free Money
Market Fund and the California Municipal Money Market Fund (the
"Funds") at August 31, 2001, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for the four years in the period then ended, in conformity with accounting principles generally accepted in the
United States of America. The financial highlights for the year ended August 31,
1997, were audited by other auditors, whose report, dated October 3, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
October 12, 2001

22      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

      American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

      To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

      Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

      In addition to these principles, each fund has its own
investment policies:

      CALIFORNIA TAX-FREE MONEY MARKET and CALIFORNIA MUNICIPAL MONEY MARKET
seek to provide interest income exempt from both federal and California state income taxes while maintaining a stable share price. The funds invest in high-quality California municipal money market securities.

      An investment in these funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

LIPPER RANKINGS

      LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated.
Rankings are not included for periods less than one year.

      The funds in Lipper's CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS category invest in high-quality California municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

      Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating.

      A-1 (which includes A-1+) is Standard & Poor's highest credit rating for short-term securities. Here are the most common short-term credit ratings and their definitions:

*    A-1+: extremely strong ability to meet financial obligations.

*    A-1: strong ability to meet financial obligations.

*    A-2: satisfactory ability to meet financial obligations.

      It's important to note that credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality.

[right margin]

INVESTMENT TEAM LEADERS

    Portfolio Manager
       TODD PARDULA

    Municipal Credit Research Director
       STEVEN PERMUT

    Municipal Credit Analysts
       DAVID MOORE
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE

www.americancentury.com      23

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
    "Financial Highlights" on pages 20-21.

YIELDS

*   7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

*   7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

*   7-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's 7-Day Current Yield.

INVESTMENT TERMS

*   BASIS POINT -- a basis point equals one one-hundredth of a percentage point
    (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

STATISTICAL TERMINOLOGY

*   NUMBER OF SECURITIES -- the number of securities held by a fund on a given date.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

*   AMT PAPER -- instruments with income subject to the federal alternative minimum tax.

*   MUNICIPAL COMMERCIAL PAPER (CP) -- high-grade short-term securities backed by a line of credit from a bank.

*   MUNICIPAL NOTES -- municipal securities with maturities of two years or less.

*   PUT BONDS -- long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

*   VARIABLE-RATE NOTES -- securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.

24      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                     (Continued)

FUND CLASSIFICATIONS

     Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

     The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

     The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

www.americancentury.com      25

Notes
--------------------------------------------------------------------------------

26      1-800-345-2021

Notes
--------------------------------------------------------------------------------

www.americancentury.com      27

Notes
--------------------------------------------------------------------------------

28      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

    SPECIALTY
    Global Natural Resources

AGGRESSIVE RISK

    DOMESTIC EQUITY                 INTERNATIONAL
    Veedot(reg.sm)                  Emerging Markets
    New Opportunities               International Discovery
    Giftrust(reg.sm)                International Growth
    Vista                           Global Growth
    Heritage
    Growth                          SPECIALTY
    Ultra(reg.sm)                   Global Gold
    Select                          Technology
                                    Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

    ASSET ALLOCATION                DOMESTIC EQUITY
    Balanced                        Equity Growth
    Strategic Allocation:           Equity Index
       Aggressive                   Large Cap Value
    Strategic Allocation:           Tax-Managed Value
       Moderate                     Income & Growth
    Strategic Allocation:           Value
       Conservative                 Equity Income

                                    SPECIALTY
                                    Utilities
                                    Real Estate

AGGRESSIVE RISK

    DOMESTIC EQUITY
    Small Cap Quantitative
    Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

    TAXABLE BONDS                   TAX-FREE BONDS
    Intermediate-Term Bond          CA Intermediate-Term
    Intermediate-Term Treasury         Tax-Free
    GNMA                            AZ Intermediate-Term
    Inflation-Adjusted Treasury        Municipal
    Limited-Term Bond               FL Intermediate-Term
    Short-Term Government              Municipal
    Short-Term Treasury             Intermediate-Term Tax-Free
                                    CA Limited-Term Tax-Free
                                    Limited-Term Tax-Free

MODERATE RISK

    TAXABLE BONDS                   TAX-FREE BONDS
    Long-Term Treasury              CA Long-Term Tax-Free
    Target 2005*                    Long-Term Tax-Free
    Bond                            CA Insured Tax-Free
    Premium Bond

AGGRESSIVE RISK

    TAXABLE BONDS                   TAX-FREE BONDS
    Target 2025*                    CA High-Yield Municipal
    Target 2020*                    High-Yield Municipal
    Target 2015*
    Target 2010*
    High-Yield
    International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

    TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
    Premium Capital Reserve         FL Municipal Money Market
    Prime Money Market              CA Municipal Money Market
    Premium Government Reserve      CA Tax-Free Money Market
    Government Agency               Tax-Free Money Market
       Money Market
    Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0110                                 American Century Investment Services, Inc.
SH-ANN-27102                      (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

California High-Yield Municipal
California Insured Tax-Free

August 31, 2001                   [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American   Century's  reports  to  shareholders  have  been  awarded  the
Communications Seal from Dalbar Inc., an independent financial services research firm.  The Seal recognizes communications demonstrating a level of excellence in the industry.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     Although the enclosed annual reports for the American Century California
High-Yield Municipal and Insured Tax-Free funds focus primarily on the one-year period ended August 31, 2001,  we'd be remiss in failing to mention the horrifying and unprecedented terrorist attacks on September 11. We pay tribute to the many members of the investment community--and the brave emergency personnel who came to their rescue--who died that day.

     The terrorists sought to devastate America, but our business community--including your American Century investment management team--has been working hard to keep the U.S. financial markets up, active, and functioning smoothly. On the following pages, the municipal team discusses what affected the funds during the fiscal year, how they reacted, and how the team is responding to the economic and market impact of the terrorist attacks and the still unsettled California power situation.

     The investment team's executive leadership recently underwent some important changes. Effective July 1, 2001, Randall Merk, formerly a senior vice president and chief investment officer (CIO) for American Century's fixed-income discipline, became president and CIO of American Century's investment management subsidiary. He succeeded Robert Puff, Jr., who became the subsidiary's chairman.
Randy is now responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who previously oversaw all of
American Century's municipal and money market portfolios and municipal credit research, assumed Randy's role  as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market products. And Steven Permut, a vice president and senior portfolio and credit research manager, was promoted to succeed Dave as leader of American Century's municipal fund and credit research teams.

     As always, we appreciate your continued confidence in American Century, especially during these difficult times.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

CALIFORNIA HIGH-YIELD MUNICIPAL

CALIFORNIA INSURED TAX-FREE

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................19
   Statement of Operations .................20
   Statement of Changes
      in Net Assets ........................21
   Notes to Financial
      Statements ...........................22
   Financial Highlights ....................24
   Report of Independent
      Accountants ..........................26
OTHER INFORMATION
   Share Class Information .................27
   Background Information
      Investment Philosophy
         and Policies ......................28
      Comparative Indices ..................28
      Lipper Rankings ......................28
      Investment Team
         Leaders ...........................28
      Credit Rating
         Guidelines ........................28
   Glossary ................................29

                                                 www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   A weaker-than-expected U.S. economy, a stock market sell-off, and falling interest rates generated unusually robust bond returns.

*   The U.S. economy decelerated abruptly. To prevent a recession, the Federal
    Reserve (the Fed) cut short-term interest rates seven times in the first eight months of 2001, reducing its overnight lending target to 3.50%.

*   The Fed's rate cuts and favorable municipal bond supply and demand conditions caused the municipal yield curve to shift lower. The curve also steepened as short-term yields fell more than long-term yields.

*   Investment-grade bonds outperformed high-yield bonds.

CREDIT REVIEW

*   In September 2000, California was still riding the economic wave generated by the late '90s technology boom and the strong national economy, which produced a hefty state budget surplus and a credit rating upgrade.

*   By April 2001, the state's power crisis and the economic downturn had reduced the surplus, forcing the credit rating agencies to downgrade the state's general obligation debt. However, conditions remained relatively stable at the underlying local city and municipal levels.

*   Energy conservation, a mild summer, falling energy prices, and new power plants helped ease California's power crisis. But the state still must finance the billions of dollars it has already spent to purchase power.

*   Analysts believe California is in better financial and economic condition than it was just before the recession of the early 1990s.

CALIFORNIA HIGH-YIELD MUNICIPAL

*   The fund continued to beat the Lipper average (see page 5). That's notable because many of the Lipper peers are not high-yield funds. High-yield funds are at a disadvantage when the economy weakens and interest rates fall sharply.

*   Careful security selection and close ongoing surveillance of existing holdings by our municipal credit research team continued to be key factors.
    Investing wisely and avoiding mistakes made a big impact.

*   We also steadily improved the portfolio's overall credit quality, increasing the weighting of AAA bonds. The additional interest rate sensitivity of AAA bonds boosted the fund's returns when interest rates fell.

CALIFORNIA INSURED TAX-FREE

*   The fund posted its best fiscal year return since 1993 and handily beat its peer group average (see page 13).

*   Our "coupon barbell" (a light exposure to par bonds and heavier weightings in premium and discount bonds) paid off again. Discount bonds performed particularly well when the municipal market rallied.

*   As the market rallied, we began to unwind the barbell to lock in gains.
    Selling discount bonds and increasing short-term securities reduced the fund's interest rate sensitivity.

[left margin]

                   CALIFORNIA
             HIGH-YIELD MUNICIPAL(1)
                    (BCHYX)
    TOTAL RETURNS:            AS OF 8/31/01
       6 Months                       5.02%(2)
       1 Year                         9.50%
    30-DAY SEC YIELD:                 4.81%
    INCEPTION DATE:                12/30/86
    NET ASSETS:              $336.4 million

                   CALIFORNIA
               INSURED TAX-FREE(1)
                     (BCINX)
    TOTAL RETURNS:            AS OF 8/31/01
       6 Months                       4.72%(2)
       1 Year                        10.40%
    30-DAY SEC YIELD:                 3.62%
    INCEPTION DATE:                12/30/86
    NET ASSETS:              $220.1 million

(1) Investor Class.

(2) Not annualized.

See Total Returns on pages 5 and 13.
Investment terms are defined in the Glossary on pages 29-30.

2      1-800-345-2021

Market Perspective from David MacEwen
--------------------------------------------------------------------------------
[photo of David MacEwen]
David MacEwen, chief investment officer of fixed income at American Century

BONDS BENEFITED FROM ECONOMIC SLUMP

     The year ended August 31, 2001, was a great time to be a U.S. bond investor. A weaker-than-expected U.S. economy, a stock market sell-off, and falling interest rates generated unusually robust bond returns. Municipal bonds reaped their share of the rewards (see the table at right).

     Bond returns stood in stark contrast to the dramatic losses suffered by stocks. The broader stock market--represented by the S&P 500--fell more than
20%, and technology stocks--represented  by the Nasdaq Composite--declined more than 50%. Those losses helped fuel demand for bonds.

THE FED REACTED WITH SHARPLY LOWER RATES

     The U.S. economy decelerated abruptly after racing ahead in the first half of 2000. Declining business spending, soaring inventories, and recessionary conditions in the manufacturing and technology sectors brought the annualized economic growth rate down below 2% in the final two quarters of 2000 and close to 0% by the second quarter of 2001.

     To prevent a recession in the overall economy, the Federal Reserve (the
Fed) cut short-term interest rates seven times in the first eight months of
2001, reducing its benchmark target for overnight lending rates from 6.50% to
3.50%. That was the lowest level since 1994, and the sharpest rate cut since the early 1980s.

A LOWER AND STEEPER MUNICIPAL YIELD CURVE

     The Fed's rate cuts and favorable municipal bond supply and demand conditions pulled down municipal yields (shown below). The entire municipal yield curve (which is a graphical representation of the yields offered by municipal bonds with various maturities) shifted lower as prices rose. The curve also steepened as short-term yields--which are tied closely to Fed actions--fell more than long-term yields. Yields on long-term securities didn't decline as much, reflecting concerns that lower rates would eventually stimulate the economy and raise the specter of inflation.

QUALITY MATTERED

     Higher-quality "investment-grade" munis (those rated BBB or higher) outperformed lower-quality "high-yield" munis (those rated BB and below), which happens often when the economy slumps and interest rates decline.

     This occurred for basically two reasons. First, high-yield munis generally aren't as sensitive to falling interest rates as higher-rated bonds--the additional interest income of high-yield bonds cushions the impact of changing rates. Second, worsening economic conditions tend to put more pressure on high-yield issuers and prices than their investment-grade counterparts--lower ratings typically correspond with less financial margin for error.

[right margin]

"THE YEAR ENDED AUGUST 31, 2001, WAS A GREAT TIME TO BE A U.S. BOND
INVESTOR."

MUNICIPAL BOND INDEX RETURNS
FOR THE YEAR ENDED AUGUST 31, 2001

LEHMAN THREE-YEAR
   MUNICIPAL INDEX             8.05%

LEHMAN FIVE-YEAR GENERAL
   OBLIGATION INDEX            8.99%

LEHMAN LONG-TERM
   MUNICIPAL INDEX            12.35%

Source: Lipper Inc. and Russell/Mellon Analytical Services

FALLING & STEEPENING MUNICIPAL YIELD CURVE

Source: Bloomberg Financial Markets
                                                 www.americancentury.com      3

California Municipal Credit Review
--------------------------------------------------------------------------------

THE GOLDEN STATE LOST SOME LUSTER

     What a difference a year made! In September 2000, California was still riding the economic wave generated by the late '90s technology boom and the strong national economy, which produced a hefty state budget surplus and a credit rating upgrade (to Standard & Poor's AA). But by April 2001, the power crisis and an economic downturn had reduced the surplus and tax receipts, forcing the rating agencies to downgrade the state's general obligation debt (to
S&P A+). That's still an investment-grade rating, indicating a "strong ability to meet financial obligations."

     And though the credit rating tide rose and fell at  the state level, conditions remained relatively stable at the underlying local city and municipal levels. Drawing on lessons learned from the early 1990s recession, local governments have been generally conservative with their budget surpluses, using the money to replenish "rainy day" funds.

THE POWER CRISIS EASED, BUT IS STILL A THREAT

     Effective energy conservation efforts, a relatively mild summer, falling energy prices, and the addition of new power plants helped ease California's power crisis. The crisis faded from the headlines, creating the impression that it might be over. That was true to a certain degree--the summer wave of rolling blackouts never materialized. But financially, the state still must determine how to avoid paying excessive future energy costs and how to finance the billions of dollars it has already spent to purchase power on behalf of its insolvent public utilities.

ECONOMY HURT BY THE TECH WRECK AND DECLINING SPENDING

     Besides the financial aftermath of the power crisis, California also had to overcome the collapse of the technology sector and face the consequences of the weakening national economy. Employment growth, a sign of economic vitality, has been declining for a year (see the accompanying graph), though California remains above the national average. The technology meltdown also reduced the state's corporate and personal income tax receipts and cut tax revenues generated by capital gains and exercised stock options. Tourism and foreign trade--major drivers of the state's economy--have also waned.

     But analysts believe California as a whole is in better financial and economic condition than it was just before the recession of the early 1990s.
We'll continue to closely monitor the impact of the power situation and the economic slowdown, watching to see how they will affect the finances of the state and local governments.

[left margin]

"EMPLOYMENT GROWTH, A SIGN OF ECONOMIC VITALITY, HAS BEEN DECLINING FOR A
YEAR."
EMPLOYMENT GROWTH RATE
(YEAR OVER YEAR % CHANGE AS OF AUGUST 31, 2001)

Source: Bureau of Labor Statistics, California Employment Development Dept.
4      1-800-345-2021

California High-Yield Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 2001

                              INVESTOR CLASS (INCEPTION 12/30/86)
              CALIFORNIA       LEHMAN        CALIFORNIA MUNICIPAL DEBT FUNDS(2)
              HIGH-YIELD      LONG-TERM
               MUNICIPAL   MUNICIPAL INDEX    AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)      5.02%          5.76%             4.65%             --
1 YEAR           9.50%         12.35%             9.19%        42 OUT OF 107
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          5.41%          5.68%             4.60%        15 OUT OF 90
5 YEARS          7.21%          7.73%             6.24%         2 OUT OF 75
10 YEARS         7.44%          7.94%             6.67%         4 OUT OF 36

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 27-29 for information about share classes, returns, the comparative index, and Lipper fund rankings.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Index is provided for comparison in each graph. California High-Yield Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED AUGUST 31)

www.americancentury.com 5

California High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
[photo of Steven Permut]

     An interview with Steven Permut,  a portfolio manager on the California
High-Yield Municipal fund investment team.

HOW DID CALIFORNIA HIGH-YIELD MUNICIPAL PERFORM DURING THE YEAR ENDED AUGUST 31,
2001?

     In a year when many bond funds performed exceptionally well, California
High-Yield Municipal more than kept pace, returning 9.50%, compared with the
9.19% average total return of 107 "California Municipal Debt Funds"
tracked by Lipper Inc.*

     That's a notable achievement because many of the competitors in the fund's
Lipper group are not high-yield funds. As we discuss on page 3, investment-grade muni funds generally have an advantage over high-yield muni funds when the economy weakens and interest rates fall sharply.

     The fund's longer-term results also continued to compare favorably. For the three-, five-, and 10-year periods ended August 31, 2001, the fund ranked in at least the top 17% of its peer group (see the previous page for more performance comparisons).

DID LOWER-THAN-AVERAGE EXPENSES BENEFIT THE FUND?

     They did. As of August 31, 2001, California High-Yield Municipal's
annualized expense ratio was 0.54%, about half the 1.07% average expenses of its
Lipper group. All else being equal, lower expenses translate into higher yields and returns.

HOW DID THE FUND'S YIELD HOLD UP?

     It fell as the Federal Reserve slashed short-term interest rates and the bond market rallied (see page 3), but it remained competitive with those of other municipal funds.

     California High-Yield Municipal's  30-day SEC yield dropped from 5.26% on
August 31, 2000, to 4.81% on August 31, 2001. But that 4.81% yield remained higher than the 3.90% average of the Lipper group and translated into an 8.78%
tax-equivalent yield for investors in the highest combined federal and state income tax bracket.

WHAT OTHER FACTORS HELPED THE FUND'S STRONG RELATIVE PERFORMANCE?

     Security selection was very important. The past year was fraught with challenges, including weakening economic conditions and a growing number of defaults and downgrades among high-yield issuers. So investing wisely and avoiding mistakes made a big difference.

     Much of the credit for the good security selection within the portfolio goes to our municipal credit research team, whose experience and thorough monitoring of our holdings helped us safely navigate through increasingly difficult conditions.

CAN YOU PROVIDE SOME EXAMPLES OF HOW SECURITY SELECTION BOOSTED RETURNS?

     Sure. The fund benefited from its holdings in land-secured bonds (35% of the portfolio at the end of the fiscal year), particularly those in regions of the state that still enjoyed strong entry-level and mid-priced housing markets.

* All fund returns and yields referenced in this interview are for Investor
  Class shares.

[left margin]

"SECURITY SELECTION WAS VERY IMPORTANT. INVESTING WISELY AND AVOIDING
MISTAKES MADE A BIG DIFFERENCE."

YIELDS AS OF AUGUST 31, 2001

30-DAY SEC YIELD               4.81%

30-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET          7.37%
   37.42% TAX BRACKET          7.68%
   41.95% TAX BRACKET          8.28%
   45.22% TAX BRACKET          8.78%

Yields are for combined state and federal income tax brackets.

PORTFOLIO AT A GLANCE
                         8/31/01       8/31/00
NUMBER OF SECURITIES      154           145
WEIGHTED AVERAGE
   MATURITY             20.9 YRS      19.6 YRS
AVERAGE DURATION         7.4 YRS       8.1 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)        0.54%         0.54%

Investment terms are defined in the Glossary on pages 29-30.

6      1-800-345-2021

California High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We also continued to work with the credit rating agencies to secure investment-grade credit ratings for some of our nonrated land-secured bonds, which helped boost their prices.

     In addition, having relatively few or no bonds in the sectors that performed poorly during the year--specifically health care and tax-exempt industrial development bonds--also benefited the fund's performance. Health care bonds languished for much of the year due to problems related to intensified competition, reduced reimbursements, and rising labor costs. Industrial development bonds slumped as corporate profits declined.

WHAT ADJUSTMENTS DID YOU MAKE FOR WEAKENING ECONOMIC CONDITIONS?

     We steadily improved the portfolio's overall credit quality, increasing the weighting of AAA bonds from 22% as  of August 31, 2000, to 30% as of February
28, 2001, to 33% as of August 31, 2001. At the same time, we reduced our holdings in non-rated bonds from 58% to 55% to 52%.

     The additional interest rate sensitivity of AAA bonds boosted the fund's returns when interest rates fell. Additionally,  the AAA bonds are more liquid
(easily traded) than non-rated bonds, providing us more flexibility to buy and sell as opportunities presented themselves.

SPEAKING OF THE FUND'S INTEREST RATE SENSITIVITY, WHAT WAS YOUR APPROACH?

     As a rule, we make only modest adjustments to the fund's duration--a measure of interest rate sensitivity--generally keeping it within a year of our benchmark's duration. (The longer a fund's duration, the more its share price tends to rise or fall when rates change.) Given how volatile interest rates were during the past year, staying in this middle lane ensured that the fund wasn't too long when rates were rising or too short when rates were falling.

WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND HIGH-YIELD MUNI BONDS?

     Economic data released since the end of August suggest that the economy was still slowing down prior to September 11, a trend we believe will accelerate in the months to come. While there's little doubt that the U.S. economy will eventually rebound--especially given the amount of stimulus the Federal Reserve has pumped into the financial system--the big question is when? For now, we're adopting a wait-and-see attitude on the economy.

     For high-yield muni bonds, the next three to six months could be largely a repeat of the past year. Weakening economic conditions and falling interest rates should create favorable conditions for bonds, particularly for investment-grade issues. But continued stock market volatility, extremely low interest rates, and the appeal of relatively high levels of tax-free income could also stimulate demand for high-yield muni bonds.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND?

     As long as economic weakness is the overriding theme, we'll remain very selective, emphasizing investments we believe can withstand less than ideal economic conditions. We also plan to continue to adhere to the strategies that have aided us in the past. That means adding long-term value through our security selection process and our ongoing credit analysis and surveillance, while at the same time providing competitive levels of federal and state tax-free income.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                % OF FUND INVESTMENTS
                 AS OF        AS OF
                8/31/01      2/28/01
AAA              33%           30%
AA                4%            7%
A                 4%            4%
BBB               7%            4%
UNRATED          52%           55%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
28 for more information.

TOP FIVE SECTORS (AS OF 8/31/01)
                                   % OF FUND INVESTMENTS
LAND BASED                                   35%
GO                                           10%
COPS/LEASES                                   7%
HOUSING REVENUE                               7%
TAX ALLOCATION REVENUE                        6%

TOP FIVE SECTORS (AS OF 2/28/01)
                                   % OF FUND INVESTMENTS
LAND BASED                                   29%
GO                                           10%
TAX ALLOCATION REVENUE                       10%
COPS/LEASES                                   9%
HOUSING REVENUE                               8%

Investment terms are defined in the Glossary on pages 29-30.

                                                 www.americancentury.com      7

California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 2001

Principal Amount                                                      Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 97.3%
             $  2,800,000  ABC Unified School District GO,
                              5.55%, 8/1/27(1)                      $    727,776
                1,000,000  ABC Unified School District GO,
                              Series 2000 B, 6.14%, 8/1/21
                              (FGIC)(1)                                  365,700
                2,000,000  Alameda Public Financing Auth.
                              Local Agency Rev., Series
                              1996 A, (Community Facility
                              District No. 1), 7.00%, 8/1/19           2,208,800
                1,000,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Eskaton Gold River Lodge),
                              6.375%, 11/15/15 (Acquired
                              8/13/99, Cost $983,530)(2)                 957,160
                3,000,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Eskaton Gold River Lodge),
                              6.375%, 11/15/28 (Acquired
                              8/13/99, Cost $2,878,260)(2)             2,772,960
                1,000,000  Bellevue Unified School District
                              GO, 6.30%, 8/1/24 (FGIC)(1)                306,660
                1,190,000  Berryessa Unified School District
                              GO, Series 2000 A, 6.18%,
                              8/1/21 (FSA)(1)                            435,183
                1,220,000  Berryessa Unified School District
                              GO, Series 2000 A, 6.05%,
                              8/1/22 (FSA)(1)                            419,887
                1,000,000  Berryessa Unified School District
                              GO, Series 2000 A, 6.06%,
                              8/1/23 (FSA)(1)                            324,270
                1,000,000  Cabrillo Unified School District
                              GO, Series 1996 A, 5.95%,
                              8/1/17 (AMBAC)(1)                          466,460
                2,000,000  Cabrillo Unified School District
                              GO, Series 1996 A, 5.95%,
                              8/1/18 (AMBAC)(1)                          879,040
                3,700,000  Cabrillo Unified School District
                              GO, Series 1996 A, 6.00%,
                              8/1/21 (AMBAC)(1)                        1,353,090
                1,815,000  Calaveras Unified School District
                              GO, 5.89%, 8/1/23 (FSA)(1)                 587,425
                1,880,000  Calaveras Unified School District
                              GO, 5.90%, 8/1/24 (FSA)(1)                 575,487
                1,950,000  Calaveras Unified School District
                              GO, 5.91%, 8/1/25 (FSA)(1)                 564,350
                2,825,000  California Educational Facilities
                              Auth. Rev., (Loyola-Marymount
                              University), 5.72%, 10/1/28
                              (MBIA)(1)                                  689,611
                2,000,000  California Educational Facilities
                              Auth. Rev., (Loyola-Marymount
                              University), 5.74%, 10/1/30
                              (MBIA)(1)                                  439,940
                2,330,000  California Educational Facilities
                              Auth. Rev., (Santa Clara
                              University), 5.25%, 9/1/26               2,501,208

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  3,495,000  California Educational Facilities
                              Auth. Rev., Series 2000 B,
                              (Pooled College &
                              University), 6.75%, 6/1/30            $  3,800,044
                4,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Kaiser Permanente),
                              7.15%, 10/1/12 (AMBAC)(1)                2,470,600
                3,500,000  California Housing Finance
                              Agency Multi-Unit Rental Rev.,
                              Series 1992 C, 6.875%,
                              8/1/24                                   3,609,795
                4,410,000  California Mobilehome Park
                              Financing Auth. Rev., Series
                              2000 B, (Union City Tropics),
                              7.30%, 8/15/35                           4,602,408
                  400,000  California Public Capital
                              Improvements Financing Auth.
                              Rev., Series 1988 A, (Pooled
                              Project), 8.50%, 3/1/18                    402,952
                2,000,000  California Public Works Board
                              Lease Rev., Series 1993 D,
                              (Department of Corrections),
                              5.25%, 6/1/15 (FSA)                      2,209,800
                3,630,000  California Rural Home Mortgage
                              Financing Auth. Single Family
                              Mortgage Rev., Series 1999 A,
                              6.55%, 6/1/30 (GNMA/FNMA)                3,957,789
                1,515,000  California State and Local
                              Government Financing Auth.
                              Rev., Series 1997 B, (Marin
                              Valley Mobile Country), 7.50%,
                              10/1/24 (Acquired 3/13/97,
                              Cost $1,515,000)(2)                      1,620,005
                3,250,000  California Statewide Communities
                              Development Auth. COP,
                              (Sonoma County Indian Health),
                              6.40%, 9/1/29 (Acquired
                              7/20/99, Cost $3,207,035)(2)             3,065,043
                2,000,000  California Statewide Communities
                              Development Auth. COP,
                              (Windward School), 6.90%,
                              9/1/23                                   2,109,720
                9,330,000  California Statewide Communities
                              Development Auth. COP, Series
                              1999 A, (Windsor Terrace
                              Healthcare), 7.875%, 10/1/29
                              (Acquired 10/26/99, Cost
                              $9,330,000)(2)                           8,515,210
                1,000,000  Carmel Unified School District
                              GO, 5.50%, 8/1/25 (MBIA)                 1,070,240
                1,075,000  Cathedral City Public Financing
                              Auth. Rev., Series 2000 A,
                              6.00%, 8/1/23 (MBIA)(1)                    348,590
                1,075,000  Cathedral City Public Financing
                              Auth. Rev., Series 2000 A,
                              6.00%, 8/1/24 (MBIA)(1)                    329,660
                1,085,000  Cathedral City Public Financing
                              Auth. Rev., Series 2000 A,
                              6.05%, 8/1/25 (MBIA)(1)                    314,531
                1,085,000  Cathedral City Public Financing
                              Auth. Rev., Series 2000 A,
                              6.05%, 8/1/26 (MBIA)(1)                    298,657

8      1-800-345-2021                          See Notes to Financial Statements

California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 2001

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,975,000  Center Unified School District GO,
                              Series 2000 C, 5.80%, 9/1/21
                              (MBIA)(1)                             $    720,638
                1,700,000  Chino Valley Unified School
                              District COP, Series 2001 A,
                              5.375%, 9/1/20 (FSA)                     1,828,707
                8,000,000  Chula Vista Special Tax Rev.,
                              (Community Facilities District
                              No. 99-1), 7.625%, 9/1/29                8,871,359
                   75,000  Clayton Special Assessment GO,
                              (Oakhurst Assessment District),
                              8.00%, 9/2/14                               78,277
                   20,000  Clayton Special Assessment GO,
                              Series 1988 A, (Oakhurst
                              Assessment District), 8.40%,
                              9/2/10                                      20,960
                1,780,000  Clovis Public Financing Auth.
                              Lease Rev., (Corporate Yard),
                              5.375%, 3/1/20 (AMBAC)                   1,909,976
                4,325,000  Colton Public Financing Auth.
                              Rev., (Electric System), 7.50%,
                              10/1/03, Prerefunded at
                              101% of Par(3)                           4,780,293
                  275,000  Contra Costa County Public
                              Financing Auth. Tax Allocation
                              Rev., Series 1992 A, 7.10%,
                              8/1/22                                     284,273
                  630,000  Corcoran COP, 8.75%, 6/1/16
                              (Acquired 4/28/92, Cost
                              $630,000)(2)                               740,313
                2,050,000  Corona-Norco Unified School
                              District GO, Series 2000 B,
                              6.03%, 9/1/22 (FSA)(1)                     702,556
                1,000,000  Davis Community Facility District
                              No. 1991-2 Special Tax Rev.,
                              Series 1992 B, 7.80%, 9/3/02,
                              Prerefunded at 103% of Par(3)            1,082,680
                1,750,000  Del Mar Race Track Auth. Rev.,
                              6.20%, 8/15/11                           1,891,383
                1,010,000  Dixie Elementary School District
                              GO, 5.94%, 8/1/24 (FSA)(1)                 309,383
                1,035,000  Dixie Elementary School District
                              GO, 5.94%, 8/1/25 (FSA)(1)                 299,684
                1,150,000  Duarte Unified School District GO,
                              Series 1999 B, 6.08%,
                              11/1/23 (FSA)(1)                           368,150
                3,545,000  East Bay Municipal Utility District
                              Rev., 5.25%, 6/1/18 (MBIA)               3,774,326
                4,475,000  El Dorado County Special Tax
                              Rev., (Community Facilities
                              District No. 1992-1), 5.60%,
                              9/1/09                                   4,854,256
                2,000,000  Florin Resource Conservation
                              District COP, Series 1999 A,
                              (Elk Grove Water Works),
                              6.65%, 9/1/19                            2,168,020
                4,225,000  Florin Resource Conservation
                              District COP, Series 1999 A,
                              (Elk Grove Water Works),
                              6.75%, 3/1/29                            4,570,690
                3,835,000  Folsom Public Financing Auth.
                              Rev., Series 1997 A, 6.875%,
                              9/2/19                                   3,973,865

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  2,495,000  Folsom Special Tax Rev.,
                              (Community Facilities District
                              No. 7), 5.75%, 9/1/14                 $  2,605,903
                1,500,000  Folsom Special Tax Rev.,
                              (Community Facilities District
                              No. 7), 7.25%, 9/1/21                    1,600,620
                4,250,000  Folsom Special Tax Rev.,
                              (Community Facilities District
                              No. 10), 7.00%, 9/1/24                   4,642,318
                2,500,000  Fontana Redevelopment Agency
                              Tax Allocation Rev., Series
                              1994 B, (Jurupa Hills), 7.70%,
                              1/1/05, Prerefunded at 102%
                              of Par(3)                                2,930,500
                2,500,000  Foster City Redevelopment
                              Agency Tax Allocation Rev.,
                              (Metro Center), 6.75%, 9/1/20            2,718,300
                1,185,000  Gateway Improvement Auth. Rev.,
                              Series 1995 A, (Marin City
                              Community Facility), 7.75%,
                              9/1/05, Prerefunded at 102%
                              of Par(3)                                1,430,485
                1,600,000  Glendale Electric Works Rev.,
                              5.875%, 2/1/21 (MBIA)                    1,780,432
                2,630,000  Glendale Unified School District
                              GO, Series 1999 C, 6.00%,
                              9/1/22 (FSA)                             2,943,917
                3,680,000  Hawaiian Gardens COP, Series
                              2000 A, 8.00%, 6/1/23                    4,004,208
                2,000,000  Highland Special Tax Rev.,
                              (Community Facilities District
                              No. 01-1), 6.45%, 9/1/28                 2,019,960
                2,000,000  Industry Urban Redevelopment
                              Agency Tax Allocation Rev.,
                              (Project 3), 6.90%, 11/1/16              2,115,680
                1,150,000  Irvine Limited Obligation COP,
                              (Assessment District 97-17),
                              5.00%, 9/2/08                            1,176,922
                1,140,000  Irvine Limited Obligation COP,
                              (Assessment District 97-17),
                              5.125%, 9/2/09                           1,167,805
                1,115,000  Kern Community College School
                              Facilities Improvement District
                              GO, (Mammoth Campus),
                              5.66%, 8/1/25(1)                           322,469
                1,000,000  Laguna Salada Union School
                              District GO, Series 2000 C,
                              6.12%, 8/1/29 (FGIC)(1)                    238,240
                4,250,000  Lake Elsinore School Financing
                              Auth. Rev., (Horsethief Canyon),
                              5.625%, 9/1/16                           4,380,050
                1,000,000  Lake Elsinore Unified School
                              District Community Facilities
                              Special Tax Rev., (No. 88-1),
                              8.25%, 9/1/16, Prerefunded
                              at 102% of Par(3)                        1,020,000
                2,700,000  Lake Tahoe Unified School
                              District GO, Series 2001 B,
                              5.69%, 8/1/26 (MBIA)(1)                    743,202
                2,800,000  Lake Tahoe Unified School
                              District GO, Series 2001 B,
                              5.70%, 8/1/27 (MBIA)(1)                    729,624

See Notes to Financial Statements                 www.americancentury.com      9

California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 2001

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,000,000  Long Beach Special Tax Rev.,
                              (Community Facilities District
                              No. 5), 6.80%, 10/1/20                $  1,058,720
                2,000,000  Los Angeles Community Facilities
                              District Special Tax Rev.,
                              (Cascades Business Park),
                              6.40%, 9/1/22                            2,101,920
                   45,000  Los Angeles County Single Family
                              Mortgage Rev., 9.00%,
                              12/1/20 (GNMA)                              46,798
                3,055,000  Los Angeles Department of Water
                              & Power Rev., Series
                              2001 A-1, (Power Systems),
                              5.25%, 7/1/22 (FSA)                      3,209,216
                5,000,000  Los Angeles Harbor Department
                              Rev., Series 1996 B, 5.50%,
                              8/1/08                                   5,413,449
                2,150,000  Los Angeles State Building Auth.
                              Lease Rev., Series 1993 A,
                              (State Department of General
                              Services), 5.625%, 5/1/11                2,434,144
                1,500,000  Manhattan Beach Unified School
                              District GO, Series 1999 C,
                              5.90%, 9/1/24(1)                           457,200
                7,225,000  Menlo Park Community
                              Development Agency Multifamily
                              Rev., (Las Pulgas), 5.55%,
                              6/1/30                                   7,785,515
                2,555,000  Milpitas Special Assessment GO,
                              Series 1996 A, (Local
                              Improvement District 18),
                              6.75%, 9/2/16                            2,777,311
                4,100,000  Murrieta COP, (Community
                              Facilities District No. 2000-1),
                              6.375%, 9/1/30                           4,153,177
                2,000,000  Novato Community Facility District
                              No. 1 Special Tax Rev., (Vintage
                              Oaks), 7.20%, 8/1/15                     2,147,640
                3,000,000  Orange County Community
                              Facilities Special Tax Rev.,
                              Series 2000 A, (Ladera Ranch),
                              6.25%, 8/15/30                           3,099,630
                1,000,000  Orange County Community
                              Facilities Special Tax Rev.,
                              Series 1993 A, (District
                              No. 87-5E), 7.30%, 8/15/02,
                              Prerefunded at 102% of Par(3)            1,064,960
                2,000,000  Orange County Community
                              Facilities Special Tax Rev.,
                              Series 1999 A, (District
                              No. 99-1 Ladera Ranch),
                              6.50%, 8/15/21                           2,154,080
                1,300,000  Orange County Community
                              Facilities Special Tax Rev.,
                              Series 1999 A, (District
                              No. 99-1 Ladera Ranch),
                              6.70%, 8/15/29                           1,410,734
                3,000,000  Oxnard School District GO, Series
                              2001 A, 5.75%, 8/1/30
                              (MBIA)(4)                                3,526,830
                1,150,000  Pacifica COP, (Public Safety
                              Building), 5.80%, 11/1/20
                              (MBIA)                                   1,275,074

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  2,845,000  Palomar Pomerado Health Care
                              District COP, (Indian Health
                              Council Inc.), 6.25%, 10/1/29         $  2,796,777
                1,000,000  Perris Union High School District
                              GO, Series 2000 A, 6.40%,
                              9/1/24(1)                                  305,340
                1,000,000  Perris Union High School District
                              GO, Series 2000 A, 6.40%,
                              3/1/25(1)                                  296,210
                2,900,000  Pittsburg Redevelopment Agency
                              Tax Allocation Rev., (Los
                              Medanos Community
                              Development Project), 6.20%,
                              8/1/25 (AMBAC)(1)                          840,681
                1,750,000  Placer County Water Agency Rev.,
                              (Capital Improvement), 5.50%,
                              7/1/29 (AMBAC)                           1,861,773
                2,640,000  Placer Union High School District
                              GO, Series 2000 A, 6.20%,
                              8/1/16 (FGIC)(1)                         1,313,506
                1,600,000  Placer Union High School District
                              GO, Series 2000 A, 6.28%,
                              8/1/18 (FGIC)(1)                           703,696
                2,925,000  Placer Union High School District
                              GO, Series 2000 A, 6.35%,
                              8/1/21 (FGIC)(1)                         1,069,673
                2,100,000  Placer Union High School District
                              GO, Series 2000 A, 6.37%,
                              8/1/22 (FGIC)(1)                           722,757
                3,525,000  Placer Union High School District
                              GO, Series 2000 A, 6.39%,
                              8/1/23 (FGIC)(1)                         1,143,052
                1,000,000  Placer Union High School District
                              GO, Series 2000 A, 6.40%,
                              8/1/24 (FGIC)(1)                           306,660
                5,000,000  Pomona Special Assessment GO,
                              (Rio Rancho Assessment
                              District No. 294), 7.50%,
                              9/2/21                                   5,209,300
                2,955,000  Poway Community Facilities
                              District Special Tax Rev.,
                              (No. 88-1, Parkway Business
                              Center), 6.75%, 8/1/15                   3,247,988
                1,750,000  Rancho Cucamonga Community
                              Facilities District Special Tax
                              Rev., Series 2001 A, 6.375%,
                              9/1/31(4)                                1,757,543
                3,300,000  Rancho Cucamonga
                              Redevelopment Agency Rev.,
                              5.125%, 9/1/30 (MBIA)                    3,377,814
                2,250,000  Rancho Mirage Joint Powers
                              Financing Auth. COP,
                              (Eisenhower Memorial Hospital),
                              7.00%, 3/1/02, Prerefunded at
                              102% of Par(3)                           2,346,480
                1,815,000  Redondo Beach Public Financing
                              Auth. Rev., (South Bay Center
                              Redevelopment), 7.125%,
                              7/1/08                                   1,976,281
                1,000,000  Richmond Joint Powers Financing
                              Auth. Rev., Series 1995 A,
                              5.25%, 5/15/13                           1,056,850

10      1-800-345-2021                         See Notes to Financial Statements

California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 2001

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,700,000  Richmond Wastewater Rev.,
                              6.18%, 8/1/23 (FGIC)(1)               $    551,259
                2,905,000  Richmond Wastewater Rev.,
                              6.20%, 8/1/26 (FGIC)(1)                    799,630
                2,365,000  Riverside County COP, 5.75%,
                              11/1/31 (MBIA)                           2,630,897
                2,060,000  Riverside County Improvement
                              Bond GO, (Assessment District
                              No. 168 - Rivercrest), 6.70%,
                              9/2/26                                   2,109,790
                4,765,000  Riverside Unified School District
                              GO, Series 2000 A,
                              (Community Facilities District
                              No. 7), 7.00%, 5/31/30                   5,185,178
                4,315,000  Rohnert Park Finance Auth. Rev.,
                              Series 2001 A, (Las Casitas de
                              Sonoma), 6.40%, 4/15/36                  4,350,512
                  635,000  Sacramento County Special Tax
                              Rev., (Community Facilities
                              District No. 1), 5.60%, 9/1/07             683,635
                  645,000  Sacramento County Special Tax
                              Rev., (Community Facilities
                              District No. 1), 5.70%, 9/1/08             700,102
                1,500,000  Sacramento County Special Tax
                              Rev., (Community Facilities
                              District No. 1), 6.30%, 9/1/21           1,579,110
                3,970,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                                  4,288,037
                4,000,000  Sacramento Municipal Utility
                              District Rev., Series 2001 N,
                              5.00%, 8/15/28 (MBIA)                    4,038,960
                2,055,000  Sacramento Municipal Utility
                              District Rev., Series 2001 O,
                              5.25%, 8/15/17 (MBIA)                    2,200,535
                4,000,000  Sacramento Special Tax COP,
                              (North Natomas Community
                              Facilities), 6.30%, 9/1/26               4,104,280
                1,905,000  Salinas Special Assessment GO,
                              Series A-179, (Harden Ranch
                              Assessment District 94-1),
                              6.875%, 9/2/11                           1,981,829
                5,875,000  San Diego Certificates of
                              Undivided Interest Water Utility
                              Fund System Rev., 4.75%,
                              8/1/28 (FGIC)                            5,765,313
                3,970,000  San Diego County Special
                              Assessment GO, 6.25%,
                              9/2/12                                   4,113,833
                1,000,000  San Diego Special Tax Rev.,
                              Series 1995 B, (Community
                              Facilities District No. 1), 7.10%,
                              9/1/05, Prerefunded at 102%
                              of Par(3)                                1,182,940
               14,765,000  San Francisco City & County
                              Airports Commission Rev.,
                              5.00%, 5/1/30(5)                        14,916,045
                1,250,000  San Francisco City and County
                              Redevelopment Agency Lease
                              Rev., (George R. Moscone),
                              7.05%, 7/1/13(1)                           733,575

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,780,000  San Jose Financing Auth. Rev.,
                              Series 1993 C, (Convention
                              Center), 6.30%, 9/1/09                $  1,815,600
                5,000,000  San Jose Multifamily Housing
                              Rev., Series 1999 A, (Helzer
                              Courts Apartments), 6.40%,
                              12/1/41 (LOC: Union Bank of
                              California) (Acquired 6/3/99,
                              Cost $5,000,000)(2)                      4,865,800
                1,580,000  San Juan Unified School District
                              GO, 5.94%, 8/1/24 (FGIC)(1)                483,986
                1,595,000  San Juan Unified School District
                              GO, 5.94%, 8/1/25 (FGIC)(1)                461,832
                5,000,000  San Marcos Public Facilities Auth.
                              Rev., Series 1993 A, (Civic
                              Center), 6.20%, 8/1/22                   5,031,700
                1,615,000  South San Francisco
                              Redevelopment Agency Tax
                              Allocation Rev., 7.60%, 9/1/02,
                              Prerefunded at 102% of Par(3)            1,729,617
                  500,000  Southern California Public Power
                              Auth. Rev., (Pooled Project),
                              6.75%, 7/1/10 (FSA)                        612,930
                2,400,000  Southern California Public Power
                              Auth. Rev., (Transmission),
                              6.35%, 7/1/14 (MBIA)(1)                  1,351,512
                1,250,000  Southern California Public Power
                              Auth. Rev., (Transmission),
                              6.35%, 7/1/15 (MBIA)(1)                    663,175
                1,200,000  Southwestern Community
                              College District GO, 5.625%,
                              8/1/18 (AMBAC)                           1,334,580
                7,000,000  Stockton Community Facilities
                              District Special Tax Rev., Series
                              1998 A, (Mello Roos-Weston
                              Ranch), 5.80%, 9/1/14                    7,339,569
                1,000,000  Stockton Community Facilities
                              District GO, (Brookside Estates
                              No. 90-2), 6.20%, 8/1/15                 1,053,700
                9,000,000  Sunnyvale Special Tax Rev.,
                              (Community Facilities District
                              No. 1), 7.75%, 8/1/32                    9,208,169
                2,690,000  Tahoe-Truckee Unified School
                              District GO, (Improvement
                              District No. 2-A), 6.19%,
                              8/1/22(1)                                  925,817
                2,220,000  Tahoe-Truckee Unified School
                              District GO, (Improvement
                              District No. 2-A), 6.19%,
                              8/1/23(1)                                  719,879
                1,770,000  Tehama Community COP, (Social
                              Services Building), 7.00%,
                              10/3/05, Prerefunded at
                              102% of Par(3)                           2,092,937
                2,175,000  Tracy Operating Partnership Joint
                              Powers Auth. Rev., (Jr. Lien
                              Assessment District 87-3),
                              6.375%, 9/2/11                           2,236,270
                2,000,000  Tustin Unified School District GO,
                              (Community Facilities District
                              No. 97-1), 6.375%, 9/1/35                2,084,020

See Notes to Financial Statements                www.americancentury.com      11

California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 2001

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  5,000,000  Vallejo Hiddenbrooke
                              Improvement District No. 1
                              Rev., 6.50%, 9/1/31                   $  5,122,000
                1,635,000  Vallejo Multifamily Housing Rev.,
                              Series 1998 B, (Solano
                              Affordable Housing), 8.25%,
                              4/1/39 (Acquired 10/21/98,
                              Cost $1,588,419)(2)                      1,795,541
                2,000,000  West Contra Costa Unified School
                              District COP, 7.125%, 1/1/24             2,148,040
                3,235,000  West Sacramento Special Tax Rev.,
                              (Community Facilities District
                              No. 10), 6.75%, 9/1/26                   3,468,049
                1,000,000  West Sacramento Special Tax Rev.,
                              (Community Facilities District
                              No. 10), 6.20%, 9/1/29                   1,019,020
                2,895,000  Yuba City Unified School District
                              GO, 6.05%, 9/1/24 (FGIC)(1)                883,959
                1,500,000  Yuba City Unified School District
                              GO, 6.05%, 3/1/25 (FGIC)(1)                444,316
                                                                    ------------
TOTAL MUNICIPAL SECURITIES                                           332,356,732
                                                                    ------------
   (Cost $313,843,575)

SHORT-TERM MUNICIPAL SECURITIES -- 2.7%
                4,200,000  California Housing Finance
                              Agency Rev., Series 2001 J,
                              VRDN, 2.30%, 9/4/01 (FSA)                4,200,000
                5,000,000  California Statewide Communities
                              Development Auth. Special Tax
                              COP, Series 2001 Y, (Oakmont
                              Senior Living), VRDN, 2.00%,
                              9/6/01 (LOC: East West Bank)             5,000,000
                                                                    ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                  9,200,000
                                                                    ------------
   (Cost $9,200,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $341,556,732
                                                                    ============
   (Cost $323,043,575)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
August 31, 2001.

(1) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at August 31, 2001, was $24,332,032 which represented 7.2% of net assets.

(3) Escrowed to maturity in U.S. government securities or state and local government securities.

(4) When-issued security.

(5) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

12      1-800-345-2021                         See Notes to Financial Statements

California Insured Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 2001

                             INVESTOR CLASS (INCEPTION 12/30/86)
              CALIFORNIA       LEHMAN               CALIFORNIA INSURED
                INSURED       LONG-TERM           MUNICIPAL DEBT FUNDS(2)
               TAX-FREE    MUNICIPAL INDEX   AVERAGE RETURN    FUND'S RANKING
================================================================================
6 MONTHS(1)      4.72%          5.76%            4.68%              --
1 YEAR          10.40%         12.35%            9.61%          5 OUT OF 24
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          5.40%          5.68%            4.89%          4 OUT OF 23
5 YEARS          6.87%          7.73%            6.34%          4 OUT OF 22
10 YEARS         7.21%          7.94%            6.96%          3 OUT OF 9

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 27-29 for information about share classes, returns, the comparative index, and Lipper fund rankings.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Index is provided for comparison in each graph. California Insured Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED AUGUST 31)

                                                 www.americancentury.com      13

California Insured Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Dave MacEwen]

     An interview with Dave MacEwen, a portfolio manager on the California
Insured Tax-Free fund investment team.

HOW DID CALIFORNIA INSURED TAX-FREE PERFORM DURING THE YEAR ENDED AUGUST 31,
2001?

     It was an exceptional year for bonds and the fund. California Insured
Tax-Free returned 10.40%--its best fiscal year return since 1993--and it handily beat the 9.61% average return of the 24 "California Insured Municipal Debt
Funds" tracked by Lipper Inc.*

     The fund's longer-term returns also compared favorably. For the three- and five-year periods ended August 31, 2001, the fund ranked in the top 20% of its peer group (see the previous page for more fund performance comparisons).

HOW DID CALIFORNIA INSURED TAX-FREE'S EXPENSES AND YIELD COMPARE?

     The fund's low expenses and competitive yield helped its performance against its peers. Other things being equal, low expenses generally translate into higher yields and returns. As of August 31, 2001, annualized fund expenses were only 0.51%, compared with the 1.17% average charged by the fund's Lipper peers.

     The fund also offered investors competitive levels of state and federal tax-free income. Its 30-day SEC yield was 3.62% on August 31, 2001, compared with the 3.64% average yield of the Lipper group. The fund's yield translated into a 6.61% tax-equivalent yield for California investors in the highest combined state and federal tax brackets.

WHAT WERE THE OTHER KEYS TO THE FUND'S OUTPERFORMANCE OF ITS PEERS?

     The most important factor was our "coupon barbell" strategy. Like a barbell that's heavy on the ends and light in  the middle, the coupon barbell refers to our light exposure to par bonds (which trade at face value) and heavier weightings in higher-coupon premium bonds and lower-coupon discount bonds.

     Premiums trade above face value and carry above-market interest rates. They helped boost the fund's yield. But the real action was in discount bonds, which trade below their face value and carry interest rates below prevailing rates.
They're much more sensitive to interest rate changes than par or premium bonds, so they performed extremely well when the muni market rallied in November and
December of 2000 and July and August of 2001.

HOW DID NON-CALLABLE BONDS--ANOTHER FUND FOCUS--PERFORM?

     The "non-calls" performed a lot like discount bonds. Like
discounts, non-calls--which can't be redeemed by their issuers before maturity--have extra interest rate sensitivity. That causes them to rally along with discounts in periods of market strength.

* All fund returns and yields referenced in this interview are for Investor
  Class shares.

[left margin]

"THE REAL ACTION WAS IN DISCOUNT BONDS. THEY PERFORMED EXTREMELY WELL WHEN
THE MUNI MARKET RALLIED."

YIELDS AS OF AUGUST 31, 2001

30-DAY SEC YIELD               3.62%

30-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET          5.54%
   37.42% TAX BRACKET          5.78%
   41.95% TAX BRACKET          6.23%
   45.22% TAX BRACKET          6.61%

Yields are for combined state and federal  income tax brackets.

PORTFOLIO AT A GLANCE
                         8/31/01       8/31/00
NUMBER OF SECURITIES       72            67
WEIGHTED AVERAGE
   MATURITY             15.1 YRS      17.2 YRS
AVERAGE DURATION         8.2 YRS       8.5 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)        0.51%         0.51%

Investment terms are defined in the Glossary on pages 29-30.

14      1-800-345-2021

California Insured Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHY WERE JULY AND AUGUST OF 2001 SUCH GOOD MONTHS FOR DISCOUNTS AND NON-CALLS IN
THE CAL MUNI MARKET?

     It was a combination of national and local factors. Nationally, economic weakness persisted through the summer, squelching hopes for recovery and fueling demand for bonds. Locally, pending litigation prevented the state from issuing the billions of dollars of bonds needed to replenish the state's general fund for its earlier power purchases. The delay of that massive bond issuance reduced concerns that the California municipal market would be swamped with new bonds.
Furthermore, the power crisis eased somewhat, calming investors' fears.

     Against that backdrop, California muni bonds rallied strongly, and the most interest-rate-sensitive bonds--discounts and non-calls--rallied the farthest.
They're the most interest rate sensitive because they're the least likely to be refinanced or "called" when rates drop sharply.

     As the market rallied we began to unwind our coupon barbell position, recognizing that the discounts had appreciated significantly and wanting  to lock in those gains. As we sold just prior to the fiscal year end, we chose to keep those proceeds in short-term municipal securities.

HOW DID REDUCING THE COUPON BARBELL AFFECT THE PORTFOLIO?

     Selling discounts and increasing the number of short-term securities reduced the fund's interest rate sensitivity (duration) a bit. As a rule, we make only modest adjustments to the portfolio's duration, generally keeping it within a year of our benchmark's duration. (The longer a fund's duration, the more its share price rises or falls when rates change). At the end of the period, the fund's duration was 8.2 years, meaning its share price would rise or fall approximately 8.2% in response to a 1% change in interest rates.

WHAT'S YOUR OUTLOOK?

     By the end of the fund's fiscal year, no clear consensus about the direction of the economy, interest rates, and the municipal bond market had emerged. The tragic events of September 11, 2001, only compounded the uncertainty. But a couple of trends have emerged. As we were preparing this report, the Federal Reserve cut short-term interest rates two more times to steady the global financial system and shore up consumer confidence. But we've yet to see evidence that the rate cuts have rekindled economic growth.
Persistent economic weakness could prompt the Fed to reduce rates again before the end of the year. A soft economy and lower interest rates should provide a favorable backdrop for bonds.

WITH THAT OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     We expect a relatively strong market for bonds--particularly through the end of the year--but we'll try to use any periods of market consolidation to invest the portfolio's short-term securities in bonds we like at attractive prices. Beyond that, we plan to adhere to the strategies that have helped generate our strong track record--adding value through our careful and thorough security selection process. As always, we'll continue to rely on the expertise and experience of our muni credit analysis team as it monitors the effects of recent events and a weak economy on our holdings.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                % OF FUND INVESTMENTS
                  AS OF       AS OF
                 8/31/01      2/28/01
AAA               100%         100%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
28 for more information.

TOP FIVE SECTORS (AS OF 8/31/01)
                                   % OF FUND INVESTMENTS
COPS/LEASES                                  22%
GO                                           13%
ELECTRIC REVENUE                             10%
TRANSPORTATION REVENUE                        9%
WATER AND SEWER REVENUE                       9%

TOP FIVE SECTORS (AS OF 2/28/01)
                                   % OF FUND INVESTMENTS
COPS/LEASES                                  21%
GO                                           14%
ELECTRIC REVENUE                             13%
TRANSPORTATION REVENUE                        9%
WATER AND SEWER REVENUE                       9%

Investment terms are defined in the Glossary on pages 29-30.

                                                 www.americancentury.com      15

California Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 91.4%
             $  4,600,000  Alameda County COP, Series
                              2001 A, 4.25%, 12/1/11
                              (MBIA)                                $  4,764,266
                1,000,000  Banning COP, (Wastewater
                              System, Refunding &
                              Improvement), 8.00%, 1/1/19
                              (AMBAC)                                  1,306,830
                1,205,000  Berryessa Union School District
                              GO, Series 2001 B, (Election of
                              1999), 5.375%, 8/1/17 (FSA)              1,316,029
                1,205,000  Berryessa Union School District
                              GO, Series 2001 B, (Election of
                              1999), 5.375%, 8/1/18 (FSA)              1,308,654
                1,500,000  Big Bear Lake Water Rev., 6.00%,
                              4/1/22 (MBIA)                            1,767,450
                  900,000  Brea Redevelopment Agency Tax
                              Allocation, (Project AB),
                              6.125%, 8/1/13 (MBIA)                      973,926
                1,950,000  Cabrillo Community College
                              District GO, Series 2000 B,
                              6.15%, 8/1/20 (FGIC)(1)                    757,010
                2,000,000  California GO, 5.00%, 10/1/12
                              (MBIA-IBC)                               2,151,800
                6,035,000  California GO, 4.50%, 12/1/24
                              (FGIC)                                   5,746,044
                2,000,000  California GO, 4.25%, 10/1/26
                              (MBIA)                                   1,816,360
                1,250,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1991 A, (Adventist Health),
                              7.00%, 3/1/13 (MBIA)                     1,279,550
                4,250,000  California Housing Finance
                              Agency Single Family Mortgage
                              Rev., Series 1998 C-4, 5.65%,
                              8/1/16 (FHA/VA)                          4,486,173
                4,000,000  California Public Works Board
                              Lease Rev., Series 1993 A,
                              (Department of Corrections),
                              5.00%, 12/1/19 (AMBAC)                   4,228,920
                4,000,000  California Public Works Board
                              Lease Rev., Series 1993 D,
                              (Department of Corrections),
                              5.25%, 6/1/15 (FSA)                      4,419,600
                3,135,000  California State Universities and
                              Colleges Rev., 5.75%, 11/1/15
                              (FGIC)                                   3,383,386
                3,925,000  California Statewide Communities
                              Development Auth. Rev. COP,
                              (Gemological Institute), 6.75%,
                              5/1/10 (Connie Lee)                      4,797,292
                7,000,000  California Statewide Communities
                              Development Auth. Rev. COP,
                              Series 1998 A, (Sherman Oaks),
                              5.00%, 8/1/22 (AMBAC,
                              California Mortgage Insurance)           7,244,300
                2,250,000  Carlsbad Unified School District
                              GO, 5.45%, 11/1/21 (FGIC)(1)               810,923

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,275,000  Carson Redevelopment Agency
                              Residential Mortgage COP,
                              (Area No. 1), 5.50%, 10/1/16
                              (MBIA)                                $  1,445,748
                1,520,000  Castaic Lake Water Agency COP,
                              Series 1994 A, (Water System
                              Improvement), 7.00%, 8/1/12
                              (MBIA)                                   1,910,093
                5,700,000  Conejo Valley Unified School
                              District GO, Series 2000 B,
                              5.31%, 8/1/14 (FSA)(1)                   3,193,881
                2,200,000  Contra Costa Water District Rev.,
                              Series 1992 E, 6.25%,
                              10/1/12 (AMBAC)                          2,595,230
                2,620,000  Escondido Unified School District
                              COP, 4.75%, 7/1/19 (MBIA)                2,685,631
                1,695,000  Escondido Unified School District
                              COP, 4.75%, 7/1/23 (MBIA)                1,712,170
                3,100,000  Foothill-De Anza Community
                              College District COP, 6.25%,
                              9/1/13 (Connie Lee)                      3,374,195
                1,975,000  Fresno Sewer Rev., Series
                              1993 A-1, 6.25%, 9/1/14
                              (AMBAC)                                  2,389,592
                5,000,000  Glendale Hospital Rev., Series
                              1991 A, (Adventist Health),
                              6.75%, 3/1/13 (MBIA)                     5,117,150
                4,830,000  Glendale Unified School District
                              COP, Series 1994 A, 6.50%,
                              3/1/12 (AMBAC)                           5,338,792
                2,555,000  Golden Valley Unified School
                              District COP, (Financing
                              Project), 5.35%, 7/1/27
                              (AMBAC)                                  2,627,613
                1,425,000  Golden Valley Unified School
                              District GO, Series 2001 B,
                              5.48%, 8/1/34 (FGIC)(1)                    255,674
                1,340,000  Kern High School District GO,
                              Series 1992 C, 6.25%,
                              8/1/13 (MBIA)(2)                         1,612,918
                3,630,000  Kern High School District GO,
                              Series 1993 D, 7.00%,
                              8/1/17 (MBIA)(2)                         3,997,901
                1,500,000  Lakewood Redevelopment
                              Agency Tax Allocation Rev.,
                              Series 1992 A, (Project No. 1),
                              6.50%, 9/1/17 (FSA)                      1,587,150
                1,335,000  Little Lake City School District
                              GO, Series 2000 A, 6.125%,
                              7/1/25 (FSA)                             1,513,663
                  400,000  Los Angeles Community
                              Redevelopment Agency
                              Housing Rev., Series 1994 C,
                              7.00%, 1/1/14 (AMBAC)                      425,620
                3,500,000  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation Rev., Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/14
                              (FSA)                                    3,857,420

16      1-800-345-2021                         See Notes to Financial Statements

California Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  4,000,000  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation Rev., Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/15
                              (FSA)                                 $  4,395,960
                1,000,000  Los Angeles Department of Water
                              & Power Rev., Series
                              2001 A-A-2, (Power Systems),
                              5.375%, 7/1/18 (MBIA)(3)                 1,056,800
                1,915,000  Mid-Peninsula Regional Open
                              Space District Financing Auth.
                              Rev., 5.90%, 9/1/14 (AMBAC)              2,092,750
                5,000,000  Modesto, Stockton, Redding
                              Public Power Agency Rev.,
                              Series 1989 D, (San Juan),
                              6.75%, 7/1/20 (MBIA)(2)                  6,222,300
                1,065,000  Mountain View School District
                              Santa Clara County GO, Series
                              2000 B, 6.125%, 7/1/25
                              (FSA)                                    1,207,529
                1,000,000  Oakland Joint Powers Financing
                              Auth. Rev., (Convention Centers),
                              5.50%, 10/1/14 (AMBAC)                   1,136,830
                3,110,000  Oakland Redevelopment Agency
                              Tax Allocation Rev., (Central
                              District), 5.50%, 2/1/14
                              (AMBAC)                                  3,518,903
                2,700,000  Orange County Financing Auth.
                              Tax Allocation, Series 1992 A,
                              6.25%, 9/1/01 (MBIA)                     2,754,000
                2,500,000  Pico Rivera Water Auth. Rev.,
                              Series 1999 A, (Water
                              Systems), 5.50%, 5/1/29
                              (MBIA)                                   2,772,400
                1,000,000  Pomona Unified School District
                              GO, Series 2000 A, 6.55%,
                              8/1/29 (MBIA)                            1,277,620
                  515,000  Ramona Municipal Water District
                              COP, 7.20%, 10/1/10
                              (AMBAC)                                    524,759
                1,100,000  Redlands Unified School District
                              COP, 6.00%, 9/1/12 (FSA)                 1,114,058
                1,000,000  Redwood City Elementary School
                              District GO, 5.00%, 8/1/16
                              (FGIC)                                   1,073,600
                1,500,000  Sacramento City Financing Auth.
                              COP, Series 1993 A, 5.40%,
                              11/1/20 (AMBAC)                          1,652,670
               17,500,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)(4)                              18,901,924
                1,000,000  San Bernardino County GO,
                              5.50%, 9/28/01                           1,002,200
                1,345,000  San Diego Community College
                              District Lease Rev., 6.125%,
                              12/1/06, Prerefunded at
                              102% of Par (MBIA)(2)                    1,578,963

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  7,000,000  San Diego County COP, 5.625%,
                              9/1/12 (AMBAC)                        $  8,044,890
                8,330,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 2, 6.75%,
                              5/1/20 (MBIA)                            9,021,473
                2,000,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 15B, 4.50%,
                              5/1/25 (MBIA)                            1,900,640
                3,500,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 20, 4.50%,
                              5/1/26 (MBIA)                            3,320,310
                6,000,000  San Francisco City and County
                              Airport Commission
                              International Airport Rev.,
                              Issue 21, 4.50%, 5/1/23
                              (MBIA)                                   5,731,560
                3,535,000  San Mateo County Joint Powers
                              Auth. Lease Rev., (Capital
                              Projects Program), 6.50%,
                              7/1/15 (MBIA)                            4,362,296
                3,500,000  San Mateo County Joint Powers
                              Auth. Lease Rev., (Capital
                              Projects Program), 5.00%,
                              7/1/21 (MBIA)                            3,664,325
                1,000,000  San Mateo County Transportation
                              District Sales Tax Rev., Series
                              1993 A, 5.25%, 6/1/18
                              (MBIA)                                   1,091,830
                2,000,000  Santa Margarita-Dana Point Auth.
                              Rev., Series 1994 B,
                              (Improvement Districts 3, 3A, 4,
                              4A), 7.25%, 8/1/14 (MBIA)                2,599,760
                2,500,000  South Coast Air Quality
                              Management District Building
                              GO, (Installment Sale
                              Headquarters), 6.00%, 8/1/11
                              (AMBAC)                                  2,938,375
                1,525,000  Stanton Redevelopment Agency
                              Tax Allocation Rev., (Stanton
                              Community Development),
                              5.45%, 12/1/17 (AMBAC)                   1,600,442
                2,500,000  Ukiah Electric Rev., 6.25%,
                              6/1/18 (MBIA)                            3,025,525
                1,445,000  Walnut Valley Unified School
                              District GO, Series 1992 B,
                              6.00%, 8/1/10 (AMBAC)(2)                 1,711,689
                4,525,000  Woodland COP, (Wastewater
                              System Reference), 5.75%,
                              3/1/12 (AMBAC)                           5,200,629
                                                                    ------------
TOTAL MUNICIPAL SECURITIES                                           204,695,964
                                                                    ------------
   (Cost $187,337,091)

See Notes to Financial Statements                   www.americancentury      17

California Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL DERIVATIVES(5) -- 2.0%
             $  1,000,000  San Diego County Water Auth.
                              Rev. COP, (Registration Rites),
                              Yield Curve Notes, Inverse
                              Floater, 8.95%, 4/22/09
                              (FGIC)                                $  1,253,749
                3,000,000  Southern California Public Power
                              Auth. Rev., Yield Curve Notes,
                              Inverse Floater, 7.62%, 7/1/17
                              (FGIC)                                   3,322,500
                                                                    ------------
TOTAL MUNICIPAL DERIVATIVES                                            4,576,249
                                                                    ------------
   (Cost $4,029,693)

SHORT-TERM MUNICIPAL SECURITIES -- 6.6%
               10,000,000  Irvine Ranch Water District Rev.,
                              Series 1993 A, VRDN, 2.30%,
                              9/5/01 (LOC: Bank of
                              America N.A.)                           10,000,000
                1,606,479  Koch Certificates Trust Rev.,
                              Series 1999-2, VRDN, 2.01%,
                              9/6/01 (AMBAC) (SBBPA:
                              State Street Bank & Trust
                              Co.) (Acquired 8/2/01, Cost
                              $1,606,479)(6)                           1,606,479
                3,200,000  Metropolitan Water District of
                              Southern California Rev., Series
                              2000 B-1, VRDN, 2.30%,
                              9/4/01                                   3,200,000
                                                                    ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                 14,806,479
                                                                    ------------
   (Cost $14,806,479)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $224,078,692
                                                                    ============
   (Cost $206,173,263)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Authority

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

MBIA-IBC = MBIA Insured Bond Certificates

SBBPA = Standby Bond Purchase Agreement

VA = Veteran's Administration

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
August 31, 2001.

(1) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) When-issued security.

(4) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(5) Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change.

(6) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at August 31, 2001, was $1,606,479 which represented 0.7% of net assets.

18      1-800-345-2021                          See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as  securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results  in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                   HIGH-YIELD         INSURED
AUGUST 31, 2001                                    MUNICIPAL          TAX-FREE

ASSETS
Investment securities, at value (identified
  cost of $323,043,575 and
  $206,173,263, respectively) (Note 3) .......   $ 341,556,732    $ 224,078,692
Receivable for capital shares sold ...........          72,060            2,890
Interest receivable ..........................       5,839,759        2,900,304
                                                 -------------    -------------
                                                   347,468,551      226,981,886
                                                 -------------    -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash .....................       4,476,131        5,574,260
Payable for investments purchased ............       6,160,590        1,049,450
Accrued management fees (Note 2) .............         151,113           93,373
Dividends payable ............................         279,514          186,812
Payable for trustees' fees
  and expenses (Note 2) ......................             808              529
                                                 -------------    -------------
                                                    11,068,156        6,904,424
                                                 -------------    -------------

Net Assets ...................................   $ 336,400,395    $ 220,077,462
                                                 =============    =============

CAPITAL SHARES
Outstanding -- Investor Class (unlimited
  number of shares authorized) ...............      34,357,520       20,626,176
                                                 =============    =============

Net Asset Value Per Share ....................   $        9.79    $       10.67
                                                 =============    =============

NET ASSETS CONSIST OF:
Capital paid in ..............................   $ 325,880,751    $ 203,320,562
Undistributed net investment income ..........          79,484             --
Accumulated net realized loss
  on investment transactions .................      (8,072,997)      (1,148,529)
Net unrealized appreciation
  on investments (Note 3) ....................      18,513,157       17,905,429
                                                 -------------    -------------
                                                 $ 336,400,395    $ 220,077,462
                                                 =============    =============

See Notes to Financial Statements               www.americancentury.com      19

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's  operations. In other words, it shows how much money  the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

                                                    HIGH-YIELD        INSURED
YEAR ENDED AUGUST 31, 2001                          MUNICIPAL         TAX-FREE

INVESTMENT INCOME
Income:
Interest ...................................       $19,467,468       $10,752,337
                                                   -----------       -----------

Expenses (Note 2):
Management fees ............................         1,747,084         1,044,086
Trustees' fees and expenses ................            10,840             6,868
                                                   -----------       -----------
                                                     1,757,924         1,050,954
                                                   -----------       -----------

Net investment income ......................        17,709,544         9,701,383
                                                   -----------       -----------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on
  investment transactions ..................         3,555,980           654,236
Change in net unrealized
  appreciation on investments ..............         8,594,722        10,279,856
                                                   -----------       -----------

Net realized and unrealized
  gain on investments ......................        12,150,702        10,934,092
                                                   -----------       -----------

Net Increase in Net Assets
  Resulting from Operations ................       $29,860,246       $20,635,475
                                                   ===========       ===========

20      1-800-345-2021                        See Notes to Financial Statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much  a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED AUGUST 31, 2001 AND AUGUST 31, 2000

                                            HIGH-YIELD MUNICIPAL              INSURED TAX-FREE
Increase (Decrease) in Net Assets          2001             2000            2001              2000

OPERATIONS
Net investment income ................  $17,709,544      $17,432,638      $9,701,383      $10,168,932
Net realized gain (loss) on
  investment transactions ............   3,555,980       (8,233,096)        654,236       (1,412,516)
Change in net unrealized
  appreciation on investments ........   8,594,722        9,780,323       10,279,856       5,695,420
                                       --------------   --------------   -------------   --------------
Net increase in net assets
  resulting from operations ..........  29,860,246       18,979,865       20,635,475      14,451,836
                                       --------------   --------------   -------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ........... (17,710,881)     (17,432,638)      (9,701,992)    (10,168,932)
                                       --------------   --------------   -------------   --------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ............  73,082,970       172,991,105      55,877,436      56,784,848
Proceeds from reinvestment
  of distributions ...................  13,140,158       12,309,762        6,733,233       6,851,470
Payments for shares redeemed ......... (80,169,359)     (210,619,110)    (52,139,634)    (81,183,690)
                                       --------------   --------------   -------------   --------------
Net increase (decrease) in
  net assets from capital
  share transactions .................   6,053,769      (25,318,243)      10,471,035     (17,547,372)
                                       --------------   --------------   -------------   --------------

Net increase (decrease)
  in net assets ......................  18,203,134      (23,771,016)      21,404,518     (13,264,468)

NET ASSETS
Beginning of period ..................  318,197,261      341,968,277      198,672,944     211,937,412
                                       --------------   --------------   -------------   --------------
End of period ........................ $336,400,395     $318,197,261     $220,077,462    $198,672,944
                                       ==============   ==============   =============   ==============

Undistributed net
  investment income ..................    $79,484          $1,337             --             $609
                                       ==============   ==============   =============   ==============

TRANSACTIONS IN SHARES OF THE FUNDS
Sold .................................   7,779,762       18,974,933        5,444,227       5,847,868
Issued in reinvestment
  of distributions ...................   1,378,772        1,348,647         652,745         703,467
Redeemed .............................  (8,523,095)     (23,142,289)      (5,091,935)     (8,371,917)
                                       --------------   --------------   -------------   --------------
Net increase (decrease) ..............    635,439        (2,818,709)       1,005,037      (1,820,582)
                                       ==============   ==============   =============   ==============

See Notes to Financial Statements               www.americancentury.com      21

Notes to Financial Statements
--------------------------------------------------------------------------------

AUGUST 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century California Tax-Free and Municipal Funds
(the trust) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. California High-Yield
Municipal Fund (High-Yield) and California Insured Tax-Free Fund (Insured) (the
funds) are two of the funds in a series issued by the trust. The funds are diversified under the 1940 Act. The funds seek income that is exempt from federal and California income taxes. High-Yield seeks to provide as high a level of current income as is consistent with its investment policies, which permit investment in lower-rated and unrated municipal securities. Insured seeks to provide as high a level of current income as is consistent with safety of principal through investment in insured California municipal securities. The funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the
United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- Insured is authorized to issue the Investor Class.
High-Yield is authorized to issue the following classes of shares: the Investor
Class and the C Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the C Class in High-Yield had not commenced as of August 31,
2001.

    SECURITY VALUATIONS -- Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    WHEN ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under this arrangement, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds maintain segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and distributed monthly. Distributions from net realized gains for the funds are declared and paid annually. For the year ended
August 31, 2001, 100% (unaudited) of the funds distribution from net investment income have been designated as exempt from federal and California state income tax.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At August 31, 2001, High-Yield and Insured had accumulated net realized capital loss carryovers for federal income tax purposes of $8,072,774 (expiring in 2008 through 2009) and $1,148,513 (expiring in 2008 through 2009), respectively, which may be used to offset future taxable gains.

22      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2001

--------------------------------------------------------------------------------
2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1925% to 0.3100% and 0.1625% to
0.2800%, for High-Yield and Insured, respectively. The rates for the Complex
Fee range from 0.2900% to 0.3100%. For the year ended August 31, 2001, the effective annual management fee was 0.54% and 0.51% for High-Yield and Insured,
respectively.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Individual Shareholder Services Plan (the plan) for the C
Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the C
Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.50% and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the C
Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. No fees were incurred for the C Class because it had not commenced operations.

    RELATED PARTIES -- The fund has a bank line of credit agreement with J.P.
Morgan Chase & Co. J.P. Morgan Chase & Co. is an equity investor in
American Century Companies, Inc. See Note 4 for information on the bank line of credit.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century
Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for
High-Yield and Insured totaled $153,787,140 and $60,615,131, respectively. Sales of investment securities, excluding short-term investments, for High-Yield and
Insured totaled $148,705,103 and $58,489,060, respectively.

    As of August 31, 2001, accumulated net unrealized appreciation for
High-Yield and Insured was $18,513,157 and $17,905,429, respectively, which consisted of unrealized appreciation of $19,870,368 and $17,910,569, respectively, and unrealized depreciation of $1,357,211 and $5,140, respectively. The aggregate cost  of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have an unsecured
$620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co.
Effective December 19, 2000, the bank line of credit was renewed at
$520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended August 31, 2001.

                                                 www.americancentury.com      23

California High-Yield Municipal--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                                          Investor Class
                                         2001       2000       1999        1998       1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................   $9.44      $9.36      $9.93       $9.68      $9.27
                                       --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income ..............   0.52       0.52       0.49        0.51       0.55
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..   0.35       0.08      (0.46)       0.37       0.41
                                       --------   --------   ---------   --------   --------
  Total From Investment Operations ...   0.87       0.60       0.03        0.88       0.96
                                       --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income .........  (0.52)     (0.52)     (0.49)      (0.51)     (0.55)
  From Net Realized Gains on
  Investment Transactions ............    --         --        --(1)      (0.12)       --
  In Excess of Net Realized Gains ....    --         --       (0.11)        --         --
                                       --------   --------   ---------   --------   --------
  Total Distributions ................  (0.52)     (0.52)     (0.60)      (0.63)     (0.55)
                                       --------   --------   ---------   --------   --------
Net Asset Value, End of Period .......   $9.79      $9.44      $9.36       $9.93      $9.68
                                       ========   ========   =========   ========   ========
  Total Return(2) ....................   9.50%      6.70%      0.26%       9.35%     10.61%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............   0.54%      0.54%      0.54%       0.54%      0.50%
Ratio of Net Investment Income
  to Average Net Assets ..............   5.45%      5.64%      5.08%       5.23%      5.77%
Portfolio Turnover Rate ..............    47%        52%        59%         36%        46%
Net Assets, End of Period
  (in thousands) ..................... $336,400   $318,197   $341,968    $303,842   $192,831

(1) Per-share amount was less than $0.005.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

24      1-800-345-2021                         See Notes to Financial Statements

California Insured Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                                           Investor Class
                                         2001       2000       1999        1998       1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................  $10.13      $9.88     $10.60      $10.37     $10.00
                                       --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income ..............   0.49       0.50       0.50        0.51       0.53
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..   0.54       0.25      (0.66)       0.39       0.37
                                       --------   --------   ---------   --------   --------
  Total From Investment Operations ...   1.03       0.75      (0.16)       0.90       0.90
                                       --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income .........  (0.49)     (0.50)     (0.50)      (0.51)     (0.53)
  From Net Realized Gains on
  Investment Transactions ............    --         --       (0.04)      (0.16)       --
  In Excess of Net Realized Gains ....    --         --       (0.02)        --         --
                                       --------   --------   ---------   --------   --------
  Total Distributions ................  (0.49)     (0.50)     (0.56)      (0.67)     (0.53)
                                       --------   --------   ---------   --------   --------
Net Asset Value, End of Period .......  $10.67     $10.13      $9.88      $10.60     $10.37
                                       ========   ========   =========   ========   ========
  Total Return(1) ....................  10.40%      7.90%     (1.71)%      8.96%      9.25%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............   0.51%      0.51%      0.51%       0.51%      0.48%
Ratio of Net Investment Income
  to Average Net Assets ..............   4.71%      5.12%      4.78%       4.91%      5.23%
Portfolio Turnover Rate ..............    30%        20%        32%         31%        46%
Net Assets, End of Period
  (in thousands) ..................... $220,077   $198,673   $211,937    $215,509   $189,145

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements                www.americancentury.com      25

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century California Tax-Free and Municipal Funds
and  Shareholders of the California High-Yield Municipal Fund and the California
Insured Tax-Free Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments,  and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California High-Yield Municipal
Fund and the California Insured Tax-Free Fund (the "Funds") at August
31, 2001, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
The financial highlights for the year ended August 31, 1997, were audited by other auditors, whose report, dated October 3, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the
responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at August
31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
October 12, 2001

26      1-800-345-2021

Share Class Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the California High-Yield
Municipal fund: Investor Class and C Class. The California Insured Tax-Free fund offers only Investor Class shares.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class shares are purchased. The total expense ratio of the C Class share is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

    No performance data are listed for C Class shares because no C Class shares had been sold as of August 31, 2001.

    All classes of shares represent a pro rata interest  in the funds and generally have the same rights and preferences.

                                                 www.americancentury.com      27

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CALIFORNIA HIGH-YIELD MUNICIPAL seeks to provide a high level of interest income exempt from both federal and California state income taxes by investing in California municipal securities. The fund typically invests a portion of its assets in lower-quality and unrated securities, which are subject to increased credit risk, default risk and liquidity risk. The fund is managed to maintain an average maturity of 10 years or more.

     CALIFORNIA INSURED TAX-FREE seeks to provide a high level of interest income exempt from both federal and California state income taxes by investing in insured California municipal securities. The fund is managed to maintain an average maturity of 10 years or more. Fund shares are not insured.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons.
It is not an investment product available for purchase.

     THE LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of almost
4,000 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA1/AA2. The average maturity of the index is approximately 27 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the California High-Yield Municipal and Insured
Tax-Free funds are:

     CALIFORNIA MUNICIPAL DEBT FUNDS (High-Yield Municipal) -- funds that invest at least 65% of assets in securities that are exempt from taxation in
California.

     CALIFORNIA INSURED MUNICIPAL DEBT FUNDS (Insured Tax-Free) -- funds that invest at least 65% of assets in securities that are exempt from taxation in
California and insured as to timely payment of interest and repayment of principal.

[left margin]

INVESTMENT TEAM LEADERS

Portfolio Managers
   DAVE MACEWEN
   STEVEN PERMUT

Municipal Credit Research Director
   STEVEN PERMUT

Municipal Credit Analysts
   DAVID MOORE
   BILL MCCLINTOCK
   TIM BENHAM
   BRAD BODE

CREDIT RATING GUIDELINES

    CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS
STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL
STRENGTH AND ABILITY  TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

    SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE"
SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. CALIFORNIA
HIGH-YIELD MUNICIPAL MAY INVEST MORE THAN 50% OF ITS PORTFOLIO IN SECURITIES
THAT ARE BELOW INVESTMENT GRADE OR NOT RATED. HERE ARE THE MOST COMMON CREDIT
RATINGS AND THEIR DEFINITIONS:

*   AAA--EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   AA--VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   A--STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BBB--GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BB--LESS VULNERABLE TO DEFAULT THAN OTHER LOWER-QUALITY ISSUES BUT DO  NOT
    QUITE MEET INVESTMENT-GRADE STANDARDS.

    IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE
OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.

28      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 24-25.

YIELDS

*   30-DAY SEC YIELD represents net investment income earned by the fund over a
30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

*   TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined
California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

*   BASIS POINT -- one one-hundredth of a percentage point (or 0.01%).
Therefore, 100 basis points equal one percentage point (or 1%).

*   YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities.

STATISTICAL TERMINOLOGY

*   NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   AVERAGE DURATION -- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

*   COPS (CERTIFICATES OF PARTICIPATION)/ LEASES --securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation are similar to long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

*   GO (GENERAL OBLIGATION) BONDS -- securities backed by the taxing power of the issuer.

*   LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

*   PREREFUNDED/ETM BONDS -- securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates).
These bonds tend to have higher credit ratings because they are backed by
Treasury securities.

*   REVENUE BONDS -- securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).

                                                 www.americancentury.com      29

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

30      1-800-345-2021

Notes

--------------------------------------------------------------------------------

                                                 www.americancentury.com      31

Notes
--------------------------------------------------------------------------------

32      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0110                                 American Century Investment Services, Inc.
SH-ANN-27103                      (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

California Limited-Term Tax-Fre
California Intermediate-Term Tax-Free
California Long-Term Tax-Free

August 31, 2001                   [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American   Century's  reports  to  shareholders  have  been  awarded  the
Communications Seal from Dalbar Inc., an independent financial services research firm.  The Seal recognizes communications demonstrating a level of excellence in the industry.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     Although the enclosed annual reports for the American Century California
Limited-, Intermediate-, and Long-Term Tax-Free funds focus primarily on the one-year period ended August 31, 2001, we'd be remiss in failing to mention the horrifying and unprecedented terrorist attacks on September 11. We pay tribute to the many members of the investment community--and the brave emergency personnel who came to their rescue--who died that day.

     The terrorists sought to devastate America, but our business community--including your American Century investment management team--has been working hard to keep the U.S. financial markets up, active, and functioning smoothly. On the following pages, the municipal team discusses what affected the funds during the fiscal year, how they reacted, and how the team is responding to the economic and market impact of the terrorist attacks and the still unsettled California power situation.

     The investment team's executive leadership recently underwent some important changes. Effective July 1, 2001, Randall Merk, formerly a senior vice president and chief investment officer (CIO) for American Century's fixed-income discipline, became president and CIO of American Century's investment management subsidiary. He succeeded Robert Puff, Jr., who became the subsidiary's chairman.
Randy is now responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who previously oversaw all of
American Century's municipal and money market portfolios and municipal credit research, assumed Randy's role  as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market products. And Steven Permut, a vice president and senior portfolio and credit research manager, was promoted to succeed Dave as leader of American Century's municipal fund and credit research teams.

     As always, we appreciate your continued confidence in American Century, especially during these difficult times.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

CALIFORNIA LIMITED-TERM TAX-FREE

CALIFORNIA INTERMEDIATE-TERM TAX-FREE

CALIFORNIA LONG-TERM TAX-FREE

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................27
   Statement of Operations ................28
   Statement of Changes
      in Net Assets .......................29
   Notes to Financial
      Statements ..........................30
   Financial Highlights ...................32
   Report of Independent
      Accountants .........................35
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................36
      Comparative Indices .................36
      Lipper Rankings .....................36
      Investment Team
         Leaders ..........................36
      Credit Rating
         Guidelines .......................36
   Glossary ...............................37

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   A weaker-than-expected U.S. economy, a stock market sell-off, and falling interest rates generated unusually robust bond returns.

*   The U.S. economy decelerated abruptly. To prevent a recession, the Federal
    Reserve (the Fed) cut short-term interest rates seven times in the first eight months of 2001, reducing its overnight lending target to 3.50%.

*   The Fed's rate cuts and favorable municipal bond supply and demand conditions caused the municipal yield curve to shift lower. The curve also steepened as short-term yields fell more than long-term yields.

*   Investment-grade bonds outperformed high-yield bonds.

CREDIT REVIEW

*   In September 2000, California was still riding the economic wave generated by the late '90s technology boom and the strong national economy, which produced a hefty state budget surplus and a credit rating upgrade.

*   By April 2001, the state's power crisis and the economic downturn had reduced the surplus, forcing the credit rating agencies to downgrade the state's general obligation debt. However, conditions remained relatively stable at the underlying local city and municipal levels.

*   Energy conservation, a mild summer, falling energy prices, and new power plants helped ease California's power crisis. But the state still must finance the billions of dollars it has already spent to purchase power.

*   Analysts believe California is in better financial and economic condition than it was just before the recession of the early 1990s.

CALIFORNIA LIMITED-TERM TAX-FREE

*   California Limited-Term Tax-Free turned in another solid performance, both in absolute terms and compared with its peers (see page 5).

*   We made some good strategic decisions in three main areas: the fund's interest rate sensitivity, the bond maturities emphasized in the portfolio, and security selection.

*   We plan to keep the fund highly concentrated in high-credit-quality bonds for now, which should outperform in the current environment.

CALIFORNIA INTERMEDIATE-TERM TAX-FREE

*   California Intermediate-Term Tax-Free provided an attractive return that kept pace with its Lipper group (see page 12).

*   We enhanced returns with our interest rate strategies, security selection, and the portfolio's bond coupon and maturity structure.

*   Near-term economic weakness and lower rates seem likely for now, so we've positioned the fund accordingly.

CALIFORNIA LONG-TERM TAX-FREE

*   The fund posted its best fiscal year return since 1993 and kept ahead of much of the competition (see page 20).

*   Our "coupon barbell" strategy paid off when the municipal bond market rallied. The coupon barbell features a light exposure to par bonds and heavier weightings in premium and discount bonds (see page 21).

*   We continued to focus on credit quality, with 60% of the portfolio invested in AAA bonds.

[left margin]

                     CALIFORNIA
               LIMITED-TERM TAX-FREE
                      (BCSTX)
    TOTAL RETURNS:                  AS OF 8/31/01
       6 Months                             3.53%*
       1 Year                               6.94%
    30-DAY SEC YIELD:                       2.93%
    INCEPTION DATE:                        6/1/92
    NET ASSETS:                    $163.9 million

                     CALIFORNIA
             INTERMEDIATE-TERM TAX-FREE
                       (BCITX)
    TOTAL RETURNS:                  AS OF 8/31/01
       6 Months                             4.13%*
       1 Year                               8.22%
    30-DAY SEC YIELD:                       3.23%
    INCEPTION DATE:                       11/9/83
    NET ASSETS:                    $450.0 million

                     CALIFORNIA
                 LONG-TERM TAX-FREE
                       (BCLTX)
    TOTAL RETURNS:                  AS OF 8/31/01
       6 Months                             5.24%*
       1 Year                              10.55%
    30-DAY SEC YIELD:                       3.96%
    INCEPTION DATE:                       11/9/83
    NET ASSETS:                    $331.1 million

* Not annualized.

See Total Returns on pages 5, 12, and 20.
Investment terms are defined in the Glossary on pages 37-38.

2      1-800-345-2021

Market Perspective from David MacEwen
--------------------------------------------------------------------------------
[photo of David MacEwen]
David MacEwen, chief investment officer of fixed income at American Century

BONDS BENEFITED FROM ECONOMIC SLUMP

     The year ended August 31, 2001, was a great time to be a U.S. bond investor. A weaker-than-expected U.S. economy, a stock market sell-off, and falling interest rates generated unusually robust bond returns. Municipal bonds reaped their share of the rewards (see the table at right).

     Bond returns stood in stark contrast to the dramatic losses suffered by stocks. The broader stock market--represented by the S&P 500--fell more than
20%, and technology stocks--represented  by the Nasdaq Composite--declined more than 50%. Those losses helped fuel demand for bonds.

THE FED REACTED WITH SHARPLY LOWER RATES

     The U.S. economy decelerated abruptly after racing ahead in the first half of 2000. Declining business spending, soaring inventories, and recessionary conditions in the manufacturing and technology sectors brought the annualized economic growth rate down below 2% in the final two quarters of 2000 and close to 0% by the second quarter of 2001.

     To prevent a recession in the overall economy, the Federal Reserve (the
Fed) cut short-term interest rates seven times in the first eight months of
2001, reducing its benchmark target for overnight lending rates from 6.50% to
3.50%. That was the lowest level since 1994, and the sharpest rate cut since the early 1980s.

A LOWER AND STEEPER MUNICIPAL YIELD CURVE

     The Fed's rate cuts and favorable municipal bond supply and demand conditions pulled down municipal yields (shown below). The entire municipal yield curve (which is a graphical representation of the yields offered by municipal bonds with various maturities) shifted lower as prices rose. The curve also steepened as short-term yields--which are tied closely to Fed actions--fell more than long-term yields. Yields on long-term securities didn't decline as much, reflecting concerns that lower rates would eventually stimulate the economy and raise the specter of inflation.

QUALITY MATTERED

     Higher-quality "investment-grade" munis (those rated BBB or higher) outperformed lower-quality "high-yield" munis (those rated BB and below), which happens often when the economy slumps and interest rates decline.

     This occurred for basically two reasons. First, high-yield munis generally aren't as sensitive to falling interest rates as higher-rated bonds--the additional interest income of high-yield bonds cushions the impact of changing rates. Second, worsening economic conditions tend to put more pressure on high-yield issuers and prices than their investment-grade counterparts--lower ratings typically correspond with less financial margin for error.

[right margin]

"THE YEAR ENDED AUGUST 31, 2001, WAS A GREAT TIME TO BE A U.S. BOND
INVESTOR."

MUNICIPAL BOND INDEX RETURNS
FOR THE YEAR ENDED AUGUST 31, 2001

LEHMAN THREE-YEAR
   MUNICIPAL INDEX             8.05%

LEHMAN FIVE-YEAR GENERAL
   OBLIGATION INDEX            8.99%

LEHMAN LONG-TERM
   MUNICIPAL INDEX            12.35%

Source: Lipper Inc. and Russell/Mellon Analytical Services

FALLING & STEEPENING MUNICIPAL YIELD CURVE

Source: Bloomberg Financial Markets
                                                 www.americancentury.com      3

California Municipal Credit Review
--------------------------------------------------------------------------------

THE GOLDEN STATE LOST SOME LUSTER

     What a difference a year made! In September 2000, California was still riding the economic wave generated by the late '90s technology boom and the strong national economy, which produced a hefty state budget surplus and a credit rating upgrade (to Standard & Poor's AA). But by April 2001, the power crisis and an economic downturn had reduced the surplus and tax receipts, forcing the rating agencies to downgrade the state's general obligation debt (to
S&P A+). That's still an investment-grade rating, indicating a "strong ability to meet financial obligations."

     And though the credit rating tide rose and fell at  the state level, conditions remained relatively stable at the underlying local city and municipal levels. Drawing on lessons learned from the early 1990s recession, local governments have been generally conservative with their budget surpluses, using the money to replenish "rainy day" funds.

THE POWER CRISIS EASED, BUT IS STILL A THREAT

     Effective energy conservation efforts, a relatively mild summer, falling energy prices, and the addition of new power plants helped ease California's power crisis. The crisis faded from the headlines, creating the impression that it might be over. That was true to a certain degree--the summer wave of rolling blackouts never materialized. But financially, the state still must determine how to avoid paying excessive future energy costs and how to finance the billions of dollars it has already spent to purchase power on behalf of its insolvent public utilities.

ECONOMY HURT BY THE TECH WRECK AND DECLINING SPENDING

     Besides the financial aftermath of the power crisis, California also had to overcome the collapse of the technology sector and face the consequences of the weakening national economy. Employment growth, a sign of economic vitality, has been declining for a year (see the accompanying graph), though California remains above the national average. The technology meltdown also reduced the state's corporate and personal income tax receipts and cut tax revenues generated by capital gains and exercised stock options. Tourism and foreign trade--major drivers of the state's economy--have also waned.

     But analysts believe California as a whole is in better financial and economic condition than it was just before the recession of the early 1990s.
We'll continue to closely monitor the impact of the power situation and the economic slowdown, watching to see how they will affect the finances of the state and local governments.

[left margin]

"EMPLOYMENT GROWTH, A SIGN OF ECONOMIC VITALITY, HAS BEEN DECLINING FOR A
YEAR."

EMPLOYMENT GROWTH RATE
(YEAR OVER YEAR % CHANGE AS OF AUGUST 31, 2001)

Source: Bureau of Labor Statistics, California Employment Development Dept.
4      1-800-345-2021

California Limited-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 2001

                CALIFORNIA                            CALIF. SHORT-INTERM.
               LIMITED-TERM     LEHMAN 3-YEAR        MUNICIPAL DEBT FUNDS(2)
                 TAX-FREE      MUNICIPAL INDEX   AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)       3.53%             3.82%             3.18%            --
1 YEAR            6.94%             8.05%             6.54%        3 OUT OF 11
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           4.86%             5.21%             4.40%        1 OUT OF 9
5 YEARS           5.08%             5.41%             4.68%        1 OUT OF 6
LIFE OF FUND      4.85%             5.33%             4.95%(3)     2 OUT OF 2(3)

The fund's inception date was 6/1/92.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 6/4/92, the date nearest the fund's inception for which data are available.

See pages 36-37 for information about returns, the comparative index, and Lipper fund rankings.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman 3-Year Municipal Bond Index is provided for comparison in each graph. California Limited-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED AUGUST 31)

* From 6/1/92 (the fund's inception date) to 8/31/92.
                                                 www.americancentury.com      5

California Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Kenneth Salinger]

     An interview with Kenneth Salinger, a portfolio manager on the California
Limited-Term Tax-Free fund investment team.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED AUGUST 31, 2001?

     California Limited-Term Tax-Free turned in another solid performance. The fund returned 6.94%, compared with the 6.54% average return of the 11
"California Short-Intermediate Municipal Debt Funds" tracked by Lipper
Inc. California Limited-Term Tax-Free ranked among the top 30% of its peer group based on those returns. (See the previous page for other performance information.)

     Longer-term performance proved even more impressive. For the three- and five-year periods ended August 31, California Limited-Term Tax-Free ranked #1 among its Lipper peers.

WHAT FUELED CALIFORNIA LIMITED-TERM  TAX-FREE'S ONGOING SUCCESS?

     For starters, we made some good strategic decisions. We focused on three main areas: duration, structure, and individual security selection. Duration refers to a fund's sensitivity to interest rate changes, and structure refers to the bond coupons and maturities emphasized in the portfolio. The strategies we followed in each of those key areas worked well as the market rallied.

     Low expenses and a high yield compared with the Lipper average also boosted performance. As of August 31, annual fees were only 51 basis points (0.51%).
That compared favorably with the average expenses of the Lipper group, which totaled 71 basis points at period-end. The fund's 30-day SEC yield also stacked up well compared with the peer average. Everything else being equal, lower expenses generally translate into a higher yield and better relative performance.

CAN YOU ELABORATE ON YOUR DURATION STRATEGIES?

     We kept California Limited-Term  Tax-Free's duration longer than that of its peer group average during most of the last six months. That translated into a duration of about 3.4 years at the end of February, a position that we generally maintained until around August. The longer duration boosted performance when rates fell by helping the portfolio capture more gains than a shorter duration would have provided.

     Please keep in mind, however, that we always make such adjustments conservatively. So even though the fund's duration was long, it was never more than about 10% above the peer average.

HOW DID YOUR BOND COUPON AND MATURITY CHOICES FACTOR IN?

     We structured the portfolio to benefit significantly from the bond rally.
To accomplish that objective, we concentrated the portfolio in securities maturing inside of three years, and in ones maturing in six to eight years. Both maturity ranges benefited from several factors, including a surge in demand from investors and interest rate cuts by the Federal Reserve (the Fed).

[left margin]

"CALIFORNIA LIMITED-TERM TAX-FREE TURNED  IN ANOTHER SOLID
PERFORMANCE."

YIELDS AS OF AUGUST 31, 2001

30-DAY SEC YIELD                  2.93%

30-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET             4.49%
   37.42% TAX BRACKET             4.68%
   41.95% TAX BRACKET             5.04%
   45.22% TAX BRACKET             5.35%

Yields are for combined state and federal  income tax brackets.

PORTFOLIO AT A GLANCE
                           8/31/01      8/31/00
NUMBER OF SECURITIES         104          76
WEIGHTED AVERAGE
   MATURITY                3.8 YRS      3.5 YRS
AVERAGE DURATION           3.2 YRS      3.0 YRS
EXPENSE RATIO               0.51%        0.51%

Investment terms are defined in the Glossary on pages 37-38.

6      1-800-345-2021

California Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

CAN YOU TALK ABOUT THE TYPES OF SECURITIES YOU FAVORED?

     First, we have maintained California Limited-Term Tax-Free's high credit quality so far this year. (See the Portfolio Composition by Credit Rating table at right.) Simply put, high-credit-quality securities tend to be easier to buy and sell during times of slow economic growth.

     We also focused on bonds that we felt would stand up best in a slowing economy. That meant favoring securities backed by revenues from essential services. Prime examples include water and sewer bonds. Even with growth slowing, Californians still need such services. The revenues supporting these securities tend to be far less sensitive to challenging economic times such as these.

WHILE WE'RE TALKING ABOUT CHALLENGING TIMES, CAN YOU DISCUSS THE IMPACT OF THE
SEPTEMBER 11 TRAGEDIES ON THE ECONOMY, BOND MARKET, AND ON YOUR FUND STRATEGIES?

     Prior to the attacks, the U.S. economy was beginning to show signs that a recovery might not be far off. But the tragedies substantially eroded consumer confidence, and investors have become increasingly uncertain about the economic future. Consumer spending accounts for a substantial portion of our economy and has been one of the few remaining areas of relative support. So the drop in confidence doesn't bode well for growth.

     Bonds generally perform well during times of economic uncertainty. But the sheer magnitude of the situation led to a sell-off in intermediate- and long-term U.S. Treasury securities as investors poured into short-term Treasurys and cash. Though far less impacted in that regard than the Treasury market, the municipal bond market endured smaller but similar pains before stabilizing.

     With regard to how we manage the fund, however, nothing really changed.
We're aiming for performance over the long haul. That means sticking to the same basic investment strategies that helped the fund continue to perform well during the last year.

WHAT DO YOU SEE IN STORE FOR THE ECONOMY AND RATES GOING FORWARD?

     Economic weakness and lower rates seem likely for now. Along those lines, the Fed reduced interest rates for an eighth time this year on September 17. And given that the recent tragedies could have far-reaching repercussions that can't be fully accounted for at this point, the Fed could reduce rates further still.

     With that said, however, the Fed's actions to support the financial system--combined with steps the government is taking to restore confidence--make a strong case for an economic rebound at some point. And historically speaking,
U.S. financial markets often rebound fairly quickly, even in the face of adversity.

GIVEN THOSE PERSPECTIVES, HOW IS THE PORTFOLIO POSITIONED AND WHAT ARE YOUR
NEAR-TERM PLANS?

     We reduced duration, bringing it closer to that of our peer average by the end of August--down to around 3.2 years. We expect to keep duration around that range for now, while maintaining a barbell bond maturity structure.

     We also plan to keep the fund highly concentrated in top-rated bonds, which should outperform in the current environment. And as always, we'll work closely with our seasoned credit research team to monitor developing credit trends, particularly as they relate to the recent tragedies.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                    % OF FUND INVESTMENTS
                      AS OF        AS OF
                     8/31/01      2/28/01
AAA                    59%          57%
AA                     16%          18%
A                      17%          16%
BBB                     8%           9%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
36 for more information.

TOP FIVE SECTORS (AS OF 8/31/01)
                                   % OF FUND INVESTMENTS
GO                                           21%
COPS/LEASES                                  20%
HOSPITAL REVENUE                             13%
WATER AND SEWER REVENUE                      10%
SPECIAL TAX REVENUE                           5%

TOP FIVE SECTORS (AS OF 2/28/01)
                                   % OF FUND INVESTMENTS
GO                                           23%
COPS/LEASES                                  21%
HOSPITAL REVENUE                             10%
WATER AND SEWER REVENUE                       9%
HOUSING REVENUE                               6%

Investment terms are defined in the Glossary on pages 37-38.

                                                 www.americancentury.com      7

California Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 94.8%
CALIFORNIA -- 88.2%
               $3,000,000  Alameda County COP, Series
                              2001 A, 4.25%, 12/1/11
                              (MBIA)                                $  3,107,130
                2,000,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Episcopal Homes Foundation),
                              4.50%, 7/1/02                            2,022,380
                1,235,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Episcopal Homes Foundation),
                              4.50%, 7/1/03                            1,261,874
                2,450,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Episcopal Homes Foundation),
                              4.80%, 7/1/06                            2,541,238
                  400,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Odd Fellows Home), 4.40%,
                              8/15/02 (California Mortgage
                              Insurance)                                 406,360
                  400,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Odd Fellows Home), 4.55%,
                              8/15/03 (California Mortgage
                              Insurance)                                 413,112
                  425,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Odd Fellows Home), 4.65%,
                              8/15/04 (California Mortgage
                              Insurance)                                 444,627
                1,500,000  Azusa Unified School District COP,
                              3.20%, 8/31/04 (FSA)(1)                  1,500,060
                1,145,000  California Educational Facilities
                              Auth. Rev., (Pepperdine
                              University), 5.125%, 1/15/02
                              (AMBAC)                                  1,156,725
                1,710,000  California Educational Facilities
                              Auth. Rev., Series 1997 A,
                              (University of Southern
                              California), 5.60%, 10/1/01              1,714,532
                1,910,000  California Educational Facilities
                              Auth. Rev., Series 1997 A,
                              (University of Southern
                              California), 5.60%, 10/1/03              2,030,979
                  395,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.45%, 4/1/02                   400,846
                  420,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.55%, 4/1/03                   435,469

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  440,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.65%, 4/1/04              $    464,886
                  465,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.75%, 4/1/05                   499,201
                2,325,000  California GO, 6.10%, 2/1/02
                              (AMBAC)                                  2,360,410
                1,000,000  California GO, 6.35%, 11/1/04
                              (FGIC)                                   1,109,540
                4,275,000  California GO, 6.50%, 2/1/08
                              (AMBAC)                                  5,010,215
                2,500,000  California GO, 4.50%, 10/1/08
                              (FSA)                                    2,661,225
                2,500,000  California GO, 5.00%, 12/1/09
                              (AMBAC)                                  2,741,225
                3,000,000  California GO, 5.00%, 3/1/10
                              (XLCA)                                   3,271,920
                1,000,000  California Health Facilities
                              Financing Auth. Rev., (Sisters
                              Providence), 5.25%, 10/1/01              1,002,170
                1,695,000  California Mobilehome Park
                              Financing Auth. Rev., Series
                              2000 A, (Union City Tropics),
                              4.80%, 8/15/06 (ACA)                     1,752,223
                  500,000  California Public Works Board
                              Lease Rev., Series 1991 A,
                              (Various University of California
                              Projects), 6.10%, 9/1/02                   511,425
                1,000,000  California Public Works Board
                              Lease Rev., Series 1993 A,
                              (Various University of California
                              Projects), 5.50%, 6/1/10                 1,116,410
                1,485,000  California Public Works Board
                              Lease Rev., Series 1994 A,
                              (Various Community College
                              Projects), 9.00%, 10/1/03                1,669,199
                1,000,000  California Public Works Board
                              Lease Rev., Series 1997 A,
                              (Various Community College
                              Projects), 5.00%, 4/1/02                 1,014,220
                  345,000  California Statewide Communities
                              Development Auth. Water &
                              Wastewater Rev., Series 2001 B,
                              (Pooled Financing Program),
                              3.00%, 10/1/04 (FSA)                       348,802
                  380,000  California Statewide Communities
                              Development Auth. Water &
                              Wastewater Rev., Series 2001 B,
                              (Pooled Financing Program),
                              3.55%, 10/1/07 (FSA)                       387,820
                  400,000  California Statewide Communities
                              Development Auth. Water &
                              Wastewater Rev., Series 2001 B,
                              (Pooled Financing Program),
                              3.75%, 10/1/08 (FSA)                       409,372
                  410,000  California Statewide Communities
                              Development Auth. Water &
                              Wastewater Rev., Series 2001 B,
                              (Pooled Financing Program),
                              4.50%, 10/1/13 (FSA)                       424,293

8      1-800-345-2021                          See Notes to Financial Statements

California Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,130,000  Carson Redevelopment Agency
                              Residential Mortgage Tax
                              Allocation, (Area No. 1), 5.50%,
                              10/1/11                               $  1,286,076
                1,350,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of Central
                              California), 5.25%, 2/1/04               1,389,677
                  895,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of Central
                              California), 5.00%, 2/1/07                 934,845
                  895,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of Central
                              California), 5.125%, 2/1/08                937,271
                1,245,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of Central
                              California), 5.125%, 2/1/09              1,301,150
                  675,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of Central
                              California), 5.25%, 2/1/10                 709,391
                  860,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of Central
                              California), 5.25%, 2/1/11                 901,289
                1,500,000  Childrens Trust Fund Tobacco
                              Settlement Rev., 5.00%, 7/1/08           1,582,860
                  290,000  Coachella Valley Recreation &
                              Park District Improvement Bond
                              Act of 1915 Special
                              Assessment, (District 1),
                              4.875%, 9/2/06 (MBIA)(1)                   315,015
                  310,000  Coachella Valley Recreation &
                              Park District Improvement Bond
                              Act of 1915 Special
                              Assessment, (District 1),
                              4.875%, 9/2/07 (MBIA)(1)                   338,067
                  980,000  Delta Diablo Sanitation District
                              COP, 3.00%, 12/1/03 (FSA)(1)               992,034
                3,300,000  East Bay Municipal Utility District
                              Water System Rev., 5.20%,
                              6/1/08 (MBIA)                            3,489,057
                3,000,000  East Bay-Delta Housing &
                              Finance Auth. Rev., Series
                              2001 A, (Pass Thru Lease
                              Purchase Program), 4.25%,
                              6/1/05 (MBIA)                            3,105,000
                1,000,000  Encinitas Unified School District
                              COP, 5.00%, 9/1/01                       1,000,000
                1,000,000  Foster City Community
                              Development Agency Tax
                              Allocation Single Family
                              Mortgage Rev., 4.00%, 9/1/03             1,025,440
                1,190,000  Imperial Irrigation District COP,
                              (Water Systems), 5.50%,
                              7/1/09 (AMBAC)                           1,345,247

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $3,000,000  Lake Elsinore Recreation Auth.
                              Rev., Series 2000 A, (Public
                              Facilities), 4.60%, 2/1/02
                              (LOC: Union Bank of California,
                              California State Teacher's
                              Retirement)                           $  3,021,120
                3,000,000  Los Angeles Community College
                              District COP, Series 2001 A,
                              4.00%, 8/1/03                            3,087,360
                  500,000  Los Angeles Community
                              Redevelopment Agency Parking
                              System Rev., (Cinerama Dome
                              Public Package), 4.75%,
                              7/1/07 (ACA)                               519,975
                  615,000  Los Angeles Community
                              Redevelopment Agency Parking
                              System Rev., (Cinerama Dome
                              Public Package), 4.875%,
                              7/1/08 (ACA)                               641,076
                4,875,000  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1997 I,
                              (Central Business District),
                              5.00%, 11/15/01                          4,895,329
                2,380,000  Los Angeles County Capital Asset
                              Leasing Corp. Rev., Series
                              1999 A, (California Equipment
                              Program), 4.70%, 6/1/02                  2,418,842
                1,045,000  Los Angeles County Capital Asset
                              Leasing Corp. Rev., Series
                              1999 A, (California Equipment
                              Program), 4.875%, 12/1/02                1,074,741
                1,500,000  Los Angeles County Capital Asset
                              Leasing Corp. Rev., Series
                              2000 A, (California Equipment
                              Program), 4.125%, 12/1/03                1,549,800
                  500,000  Los Angeles County Community
                              Facilities District No. 3 Special
                              Tax, Series 2000 A,
                              (Improvement Area B), 4.125%,
                              9/1/05 (AMBAC)                             524,810
                1,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1995 A,
                              (Proposition C), 5.90%, 7/1/02
                              (AMBAC)                                  1,029,060
                2,645,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1997 A,
                              (Proposition A), 5.50%,
                              7/1/02 (MBIA)                            2,713,585
                1,360,000  Los Angeles County Public Works
                              Financing Auth. Lease Rev.,
                              Series 1996 A, 6.00%, 9/1/04
                              (MBIA)                                   1,491,172
                3,000,000  Los Angeles County Public Works
                              Financing Auth. Rev., Series
                              1997 A, (Regional Park & Open
                              Space District), 5.00%, 10/1/01          3,006,510
                4,500,000  Los Angeles County Public Works
                              Financing Auth. Rev., Series
                              1997 A, (Regional Park & Open
                              Space District), 4.50%, 10/1/05          4,790,475

See Notes to Financial Statements                 www.americancentury.com      9

California Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,000,000  Los Angeles County Schools
                              Pooled Financing Program GO,
                              Series 2000 B, 5.00%,
                              10/2/01                               $  1,002,040
                1,500,000  Los Angeles Department of Water
                              & Power Rev., Series 2001 AA1,
                              (Power Systems), 5.00%,
                              7/1/03                                   1,568,250
                2,000,000  Los Angeles Department of Water
                              & Power Rev., Series 2001 AA1,
                              (Power Systems), 5.25%,
                              7/1/10 (MBIA)                            2,229,280
                1,110,000  Los Angeles Wastewater System
                              Rev., Series 1996 A, 6.00%,
                              2/1/03 (FGIC)                            1,164,590
                1,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 6.375%, 7/1/02                     1,028,430
                1,500,000  Murrieta Valley Unified School
                              District GO, Series 1998 A,
                              5.15%, 9/1/13(2)                           886,110
                1,330,000  Oakland Joint Powers Financing
                              Auth. Lease Rev., (Convention
                              Centers), 5.00%, 10/1/06
                              (AMBAC)                                  1,455,499
                3,000,000  Oakland Joint Powers Financing
                              Auth. Lease Rev., (Convention
                              Centers), 5.25%, 10/1/08
                              (AMBAC)                                  3,349,680
                  865,000  Orange County Development
                              Agency Tax Allocation GO,
                              4.00%, 9/1/03 (MBIA)                       891,270
                1,545,000  Orange County Fire Auth. Rev.,
                              Series 2001 B, 3.30%, 8/1/06
                              (MBIA)                                   1,567,789
                1,230,000  Orange County Rev., Series
                              1995 A, (Recovery), 6.00%,
                              6/1/08 (MBIA)                            1,421,769
                2,300,000  Pacific Housing & Finance
                              Agency Lease Rev., Series
                              1999 A, (Pass Thru Obligation-
                              Lease Purchase), 4.625%,
                              12/1/04 (MBIA)                           2,340,664
                  735,000  Paradise Irrigation District Water
                              Rev., 3.50%, 7/1/03 (AMBAC)                748,936
                1,800,000  Poway Unified School District
                              Special Tax, (Community
                              Facilities District No. 1), 5.00%,
                              10/1/07 (MBIA)                           1,980,378
                  585,000  Rancho Water District Financing
                              Auth. Rev., Series 2001 A,
                              5.00%, 8/1/07 (FSA)                        642,160
                1,650,000  Riverside Sewer Rev., 7.00%,
                              8/1/07 (FGIC)                            1,980,066
                1,000,000  Sacramento County Sanitation
                              District Financing Auth. Rev.,
                              Series 2000 A, 4.60%,
                              12/1/02                                  1,026,850
                1,000,000  Sacramento County Sanitation
                              District Financing Auth. Rev.,
                              Series 2000 A, 4.70%,
                              12/1/03                                  1,049,040

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $3,800,000  Sacramento County Sanitation
                              District Financing Auth. Rev.,
                              Series 2000 A, 5.10%,
                              12/1/09                               $  4,213,554
                  660,000  Sacramento Schools Insurance
                              Auth. Rev., Series 1993 C,
                              (Workers Compensation
                              Program), 5.75%, 6/1/03(3)                 678,625
                1,000,000  San Bernardino County COP,
                              Series 1995 A, (Medical Center
                              Financing), 5.20%, 8/1/04
                              (MBIA)                                   1,071,820
                  795,000  San Diego Unified School District
                              GO, Series 2000 B, (Capital
                              Appreciation-Election of 1998),
                              4.70%, 7/1/09 (MBIA)(2)                    589,023
                  675,000  San Diego Unified School District
                              GO, Series 2000 B, (Capital
                              Appreciation-Election of 1998),
                              4.77%, 7/1/10 (MBIA)(2)                    474,707
                5,000,000  San Diego Unified School District
                              Tax & Rev. Anticipation Notes,
                              Series 2000 A, 5.25%,
                              10/4/01                                  5,011,999
                1,980,000  San Juan Unified School District
                              Capital Appreciation GO, 4.80%,
                              8/1/11 (FSA)(2)                          1,316,898
                3,120,000  Santa Clara County Financing
                              Auth. Lease Rev., Series 2000 B,
                              (Multiple Facilities), 5.50%,
                              5/15/04 (AMBAC)                          3,352,658
                2,000,000  Santa Clara County Financing
                              Auth. Lease Rev., Series 2000 B,
                              (Multiple Facilities), 5.50%,
                              5/15/07 (AMBAC)                          2,240,820
                1,250,000  South Orange County Public
                              Financing Auth. Special Tax,
                              Series 1994 C, (Foothill Area),
                              7.50%, 8/15/07 (FGIC)                    1,535,150
                1,025,000  Stockton Health Facilities Auth.
                              Rev., Series 1997 A, (Dameron
                              Hospital Association), 5.00%,
                              12/1/01                                  1,028,516
                1,075,000  Stockton Health Facilities Auth.
                              Rev., Series 1997 A, (Dameron
                              Hospital Association), 4.80%,
                              12/2/02                                  1,088,233
                1,240,000  Stockton Health Facilities Auth.
                              Rev., Series 1997 A, (Dameron
                              Hospital Association), 5.00%,
                              12/1/05                                  1,271,037
                  960,000  Tehachapi COP, (Installment Sale),
                              4.80%, 11/1/04 (FSA)                     1,023,014
                3,175,000  Whittier Health Facility Rev.,
                              (Presbyterian Intercommunity),
                              5.50%, 6/1/02 (MBIA)                     3,248,438
                                                                    ------------
                                                                     150,083,455
                                                                    ------------

10      1-800-345-2021                         See Notes to Financial Statements

California Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
NORTHERN MARIANA ISLANDS -- 1.3%
               $1,425,000  Northern Mariana Islands
                              Commonwealth GO, Series
                              2000 A, 5.00%, 6/1/06 (ACA)           $  1,497,020
                  675,000  Northern Mariana Islands
                              Commonwealth GO, Series
                              2000 A, 5.50%, 6/1/07 (ACA)                726,327
                                                                    ------------
                                                                       2,223,347
                                                                    ------------
PUERTO RICO -- 3.7%
                1,000,000  Puerto Rico Electric Power Auth.
                              Rev., Series 1995 W, 6.50%,
                              7/1/05 (MBIA)                            1,128,700
                1,500,000  Puerto Rico Electric Power Auth.
                              Rev., Series 1999 FF, 5.25%,
                              7/1/09 (MBIA)                            1,663,770
                1,775,000  Puerto Rico Municipal Finance
                              Agency GO, Series 1999 A,
                              5.00%, 8/1/02                            1,816,642
                1,530,000  Puerto Rico Municipal Finance
                              Agency GO, Series 1999 B,
                              5.00%, 8/1/04 (FSA)                      1,627,369
                                                                    ------------
                                                                       6,236,481
                                                                    ------------
U.S. VIRGIN ISLANDS -- 1.6%
                1,000,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1992 A, (Matching
                              Fund Loan Notes), 7.25%,
                              10/1/02, Prerefunded at
                              102% of Par(3)                           1,070,850
                1,500,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1998 C, 5.50%,
                              10/1/07                                  1,608,240
                                                                    ------------
                                                                       2,679,090
                                                                    ------------
TOTAL MUNICIPAL SECURITIES                                           161,222,373
                                                                    ------------
   (Cost $155,685,202)

SHORT-TERM MUNICIPAL SECURITIES -- 5.2%
CALIFORNIA -- 5.2%
                1,200,000  California Statewide Communities
                              Development Auth. Rev., Series
                              2000 N6, VRDN, 2.00%,
                              9/5/01 (Acquired 8/29/01,
                              Cost $1,200,000)(4)                      1,200,000
                7,700,000  California Statewide Communities
                              Development Auth. Special Tax
                              COP, VRDN, 2.30%, 9/4/01
                              (MBIA)(5)                                7,700,000
                                                                    ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                  8,900,000
                                                                    ------------
   (Cost $8,900,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $170,122,373
                                                                    ============
   (Cost $164,585,202)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
August 31, 2001.

XLCA = XL Capital Assurance

(1) When-issued security.

(2) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(3) Escrowed to maturity in U.S. government securities or state and local government securities.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at August 31, 2001, was $1,200,000 which represented 0.7% of net assets.

(5) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

See Notes to Financial Statements                www.americancentury.com      11

California Intermediate-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 2001

                 CALIFORNIA                         CALIF. INTERMEDIATE
                 INT.-TERM    LEHMAN 5-YEAR        MUNICIPAL DEBT FUNDS(2)
                  TAX-FREE      GO INDEX       AVERAGE RETURN   FUND'S RANKING
=================================================================================
6 MONTHS(1)        4.13%         4.21%             4.05%             --
1 YEAR             8.22%         8.99%             8.19%        16 OUT OF 32
=================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS            5.25%         5.47%             5.08%        10 OUT OF 25
5 YEARS            6.03%         5.98%             5.85%         7 OUT OF 19
10 YEARS           6.24%         6.20%             6.00%         1 OUT OF 3

The fund's inception date was 11/9/83.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 36-37 for information about returns, the comparative index, and Lipper fund rankings.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year General Obligation Index is provided for comparison in each graph. California Intermediate-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED AUGUST 31)

12      1-800-345-2021

California Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Robert Miller]

     An interview with Robert Miller, a portfolio manager on the California
Intermediate-Term Tax-Free fund investment team.

HOW DID THE FUND PERFORM FOR THE YEAR ENDED AUGUST 31, 2001?

     California Intermediate-Term Tax-Free returned 8.22%, just surpassing the
8.19% average return of the 32 "California Intermediate Municipal Debt
Funds" tracked by Lipper Inc. (See the previous page for other performance information.)

WHAT FUELED CALIFORNIA INTERMEDIATE-TERM TAX-FREE'S PERFORMANCE?

     As always, we managed the fund with maximum returns, limited risk, and a relatively high tax-free yield in mind. We focused on three main areas to accomplish those objectives: duration, structure, and individual security selection.

     Low expenses relative to the Lipper group also remained a positive influence. Everything else being equal, lower expenses generally translate into a higher yield and better performance.

YOU MENTIONED DURATION AS A KEY FOCUS. WHAT IS DURATION AND WHAT STRATEGIES DID
YOU EMPLOY?

     Duration gauges how a fund's net asset value will react when interest rates change. Generally, the longer a fund's duration, the more its share price fluctuates when rates move, and vice versa.

     During most of the last six months, the fund's duration was about the same to slightly long compared with the average duration of the Lipper group. That translated into a duration of around 5.5 years in early March. The occasionally long duration boosted performance as rates fell by helping the portfolio capture more gains than a shorter duration would have provided.

WHAT STRATEGIES DETRACTED FROM PERFORMANCE?

     The portfolio's bond coupon and maturity structure weighed heavily on performance back in January. That really tells the story behind the fund's middle-of-the-pack finish for the one-year period compared with the Lipper group.

CAN YOU ELOBORATE ON YOUR LAST POINT?

     Bond funds are comprised of a bunch of individual securities with different coupon yields and scheduled maturities. For example, if a fund is heavily concentrated in short- and long-term bonds, while underweighted in intermediate-term ones, that's known as a barbell. Such a structure tends to perform best when long-term rates fall more than short-term rates, or when short-term rates rise more than long-term rates. That's the structure we maintained during most of 2001.

     Overall, the barbell has performed reasonably well this year. But the
Federal Reserve's (the Fed's) surprise rate cut in early January sent short- and intermediate-term bond yields sharply lower, while long-term bond yields changed very little. So although the portfolio's short-term bonds benefited, the underweight in intermediate-term bonds hurt performance. We've been steadily gaining ground since January.

[right margin]

"AS ALWAYS, WE MANAGED THE FUND WITH MAXIMUM RETURNS, LIMITED RISK, AND A
RELATIVELY HIGH TAX-FREE YIELD IN MIND."

YIELDS AS OF AUGUST 31, 2001

30-DAY SEC YIELD                  3.23%

30-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET             4.95%
   37.42% TAX BRACKET             5.16%
   41.95% TAX BRACKET             5.56%
   45.22% TAX BRACKET             5.89%

Yields are for combined state and federal  income tax brackets.

PORTFOLIO AT A GLANCE
                           8/31/01      8/31/00
NUMBER OF SECURITIES         154          147
WEIGHTED AVERAGE
   MATURITY                8.5 YRS      8.4 YRS
AVERAGE DURATION           5.2 YRS      5.5 YRS
EXPENSE RATIO               0.51%        0.51%

Investment terms are defined in the Glossary on pages 37-38.

                                                 www.americancentury.com      13

California Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

CAN YOU TALK ABOUT YOUR SECURITY SELECTION?

     We generally focused on bonds that we felt would stand up best in a slowing economy. Along those lines, we favored bonds backed by revenues from essential services. Prime examples include water and sewer bonds. Even with growth slowing, Californians still need such services. The revenues supporting these bonds tend to be far less sensitive to challenging economic times such  as these.

     We also maintained California Intermediate-Term Tax-Free's high credit quality throughout 2001. (See the Portfolio Composition by Credit Rating table at left.) With economic growth slowing across the nation, and California continuing to face electric utilities challenges, high-credit-quality bonds remained  in greater demand than lower-rated securities.

WHILE WE'RE TALKING ABOUT CHALLENGES, CAN YOU DISCUSS THE IMPACT OF THE
SEPTEMBER 11 TRAGEDIES ON THE ECONOMY, BOND MARKET, AND ON YOUR FUND STRATEGIES?

     Prior to the attacks, the U.S. economy was beginning to show signs that a recovery might not be far off. But the tragedies substantially eroded consumer confidence, and investors have become increasingly uncertain about the economic future. Consumer spending accounts for a substantial portion of our economy and has been one of the few remaining areas of relative support. So the drop in confidence doesn't bode well for growth.

     Bonds generally perform well during times of economic uncertainty. But the sheer magnitude of the situation led to a sell-off in intermediate- and long-term U.S. Treasury securities as investors poured into short-term Treasurys and cash. Though far less impacted in that regard than the Treasury market, the municipal bond market endured smaller but similar pains before stabilizing.

     With regard to how we manage the fund, however, nothing really changed.
We're aiming for performance over the long haul. That means sticking to the same basic investment strategies that helped the fund hold its own during the last year.

BUILDING ON THOSE POINTS, WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND INTEREST
RATES?

     Economic weakness and lower rates seem likely for now. Along those lines, the Fed reduced interest rates for an eighth time this year on September 17. And given that the recent tragedies could have far-reaching repercussions that can't be fully accounted for at this point, the Fed could reduce rates further still.

     With that said, however, the Fed's actions to support the U.S. financial system--combined with steps the government is taking to restore confidence--make a strong case for an economic rebound at some point.

WITH THOSE THOUGHTS IN MIND, WHAT ARE YOUR NEAR-TERM PLANS FOR THE PORTFOLIO?

     We're likely to stay the course for now. We took some of our chips off the table in August, reducing duration to close to that of the peer average. And as always, we will also continue to work with our seasoned municipal credit research team to monitor developing credit trends.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                   % OF FUND INVESTMENTS
                    AS OF        AS OF
                   8/31/01      2/28/01
AAA                 68%           67%
AA                  16%           20%
A                   12%           10%
BBB                  4%            3%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
36 for more information.

TOP FIVE SECTORS (AS OF 8/31/01)
                                   % OF FUND INVESTMENTS
COPS/LEASES                                  24%
GO                                           20%
WATER AND SEWER REVENUE                      12%
SALES TAX REVENUE                             8%
TAX ALLOCATION REVENUE                        7%

TOP FIVE SECTORS (AS OF 2/28/01)
                                   % OF FUND INVESTMENTS
GO                                           26%
COPS/LEASES                                  23%
WATER AND SEWER REVENUE                      11%
SALES TAX REVENUE                             7%
ELECTRIC REVENUE                              6%

Investment terms are defined in the Glossary on pages 37-38.

14      1-800-345-2021

California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 96.6%
CALIFORNIA -- 92.7%
             $  4,845,000  Alameda County COP, (Santa Rita
                              Jail), 5.375%, 6/1/09 (MBIA)          $  5,437,495
                4,695,000  Alameda County COP, Series
                              2001 A, 4.25%, 12/1/11
                              (MBIA)                                   4,862,658
                1,385,000  Alameda County COP, Series
                              2001 A, 5.375%, 12/1/15
                              (MBIA)                                   1,538,777
                2,450,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Episcopal Homes Foundation),
                              4.80%, 7/1/06                            2,541,238
                1,265,000  Brea Redevelopment Agency Tax
                              Allocation, Series 2001 A,
                              (Project AB), 4.75%, 8/1/15
                              (AMBAC)                                  1,312,463
                2,095,000  Burbank Redevelopment Agency
                              Tax Allocation, (West Olive),
                              6.50%, 12/1/01 (AMBAC)                   2,116,390
                4,795,000  California Department of Water
                              Resources Central Valley Project
                              Rev., Series 1992 J2, (Water
                              System), 5.80%, 12/1/04                  5,261,697
                2,000,000  California Department of Water
                              Resources Central Valley Project
                              Rev., Series 1998 U, (Water
                              System), 5.125%, 12/1/12                 2,165,120
                1,500,000  California Department of Water
                              Resources Central Valley Project
                              Rev., Series 2001 W, 5.50%,
                              12/1/17                                  1,651,110
                1,095,000  California Educational Facilities
                              Auth. Rev., (Scripps College),
                              5.25%, 8/1/16                            1,162,321
                1,240,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 6.125%, 4/1/13
                              (GO of University)                       1,354,254
                1,605,000  California Educational Facilities
                              Auth. Rev., Series 2000 B,
                              (Pooled College & University
                              Projects), 6.625%, 6/1/20                1,744,715
                5,000,000  California GO, 7.50%, 10/1/07
                              (MBIA)                                   6,134,749
                2,475,000  California GO, 8.00%, 11/1/07
                              (FGIC)                                   2,956,586
                4,480,000  California GO, 6.00%, 10/1/09
                              (AMBAC)                                  5,209,389
                2,770,000  California GO, 5.00%, 3/1/10
                              (XLCA)                                   3,021,073
                3,350,000  California GO, 5.75%, 4/1/10
                              (AMBAC)                                  3,825,834
                5,000,000  California GO, 5.50%, 4/1/12
                              (MBIA)                                   5,634,900

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  3,000,000  California GO, 5.50%, 3/1/14
                              (FSA)(1)                              $  3,336,480
               10,000,000  California GO, 5.25%, 10/1/14
                              (FGIC)                                  10,844,699
                1,745,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1993 A, (St. Francis Memorial
                              Hospital), 5.625%, 11/1/02(2)            1,809,199
                2,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1998 A, (Kaiser Permanente),
                              5.25%, 6/1/11 (FSA)                      2,193,960
                1,000,000  California Infrastructure &
                              Economic Development Bank
                              Rev., Series 2000 A, (Scripps
                              Research Institute), 5.625%,
                              7/1/20                                   1,067,690
                1,075,000  California Mobilehome Park
                              Financing Auth. Rev., Series
                              2000 A, (Union City Tropics),
                              5.375%, 8/15/14 (ACA)                    1,104,090
                3,000,000  California Public Works Board
                              Lease Rev. COP, Series 1992 A,
                              (Archives Building ), 6.20%,
                              12/1/05 (AMBAC)                          3,394,950
                3,000,000  California Public Works Board
                              Lease Rev. COP, Series 1994 A,
                              (Various University of California
                              Projects), 6.15%, 11/1/04                3,263,910
                1,235,000  California State University Channel
                              Islands Financing Auth. Rev.,
                              Series 2001 A, (East Campus
                              Community), 4.875%, 9/1/16
                              (MBIA) (LOC: Citibank N.A.)              1,281,547
                8,000,000  California Statewide Communities
                              Development Auth. COP,
                              (California Lutheran Homes),
                              5.375%, 11/15/06 (California
                              Mortgage Insurance)(2)                   8,935,599
                3,230,000  California Statewide Communities
                              Development Auth. Rev., Series
                              2000 B, (Brentwood School),
                              5.75%, 10/1/20 (FSA)                     3,510,849
                2,545,000  Capistrano Unified Public
                              Financing Auth. Special Tax Rev.,
                              Series 1996 A, (First Lien),
                              6.00%, 9/1/06 (AMBAC)                    2,897,686
                1,175,000  Carson Redevelopment Agency
                              Tax Allocation, (Area No. 1),
                              5.00%, 10/1/10 (MBIA)                    1,289,516
                2,100,000  Castaic Lake Water Agency Rev.,
                              Series 2001 A, 5.375%,
                              8/1/17 (MBIA)                            2,286,438
                1,220,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of Central
                              California), 6.00%, 2/1/20               1,301,008
                2,075,000  Chabot Las Positas Community
                              College District COP, 5.50%,
                              12/1/10 (FSA)                            2,360,831
                5,000,000  Childrens Trust Fund Tobacco
                              Settlement Rev., 5.00%, 7/1/08           5,276,200

See Notes to Financial Statements                www.americancentury.com      15

California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  2,000,000  Chino Ontario Upland Water
                              Facilities Auth. COP, Series
                              1997 A, (Agua de Lejos),
                              5.20%, 10/1/15 (FGIC)                 $  2,139,940
                5,435,000  Contra Costa Transportation Auth.
                              Sales Tax Rev., Series 1993 A,
                              6.00%, 3/1/05 (FGIC)                     6,006,219
                1,220,000  Coronado Community
                              Development Agency Tax
                              Allocation, 6.00%, 9/1/08 (FSA)          1,379,613
                1,000,000  East Bay Municipal Utility District
                              Water System Rev., 5.75%,
                              6/1/04 (MBIA)                            1,081,790
                2,570,000  East Bay Municipal Utility District
                              Water System Rev., 6.00%,
                              6/1/05                                   2,688,349
                2,300,000  Eastern Municipal Water District
                              COP, Series 2001 A, 5.25%,
                              7/1/13 (FGIC)                            2,538,602
                4,000,000  El Cajon Redevelopment Agency
                              Tax Allocation, 5.20%, 10/1/15
                              (AMBAC)                                  4,219,600
                2,230,000  Fontana Special Tax, (Community
                              Facilities District No. 2A),
                              5.25%, 9/1/17 (MBIA)                     2,372,185
                  500,000  Foster City Community
                              Development Agency Tax
                              Allocation, 4.25%, 9/1/04                  519,625
                1,385,000  Foster City Community
                              Development Agency Tax
                              Allocation, 4.25%, 9/1/06                1,450,067
                2,615,000  Foster City Community
                              Development Agency Tax
                              Allocation, 4.25%, 9/1/08                2,715,259
                2,760,000  Foster City Community
                              Development Agency Tax
                              Allocation, 4.40%, 9/1/09                2,869,379
                2,550,000  Fremont Union High School
                              District Santa Clara County,
                              Series 2000 B, 5.25%, 9/1/16             2,738,088
                5,770,000  Fresno Special Tax, (Community
                              Facilities District No. 3), 4.75%,
                              9/1/05 (LOC: Rabobank
                              International)                           5,821,642
                1,285,000  Garden Grove Agency Community
                              Development Tax Allocation,
                              5.30%, 10/1/02                           1,314,709
                2,500,000  Gilroy Unified School District COP,
                              (Measure J Capital Projects),
                              4.50%, 9/1/10 (MBIA)                     2,648,975
                2,840,000  Gilroy Unified School District COP,
                              (Measure J Capital Projects),
                              4.50%, 9/1/12 (MBIA)                     2,962,035
                7,350,000  Imperial Irrigation District COP,
                              (Electrical System), 6.50%,
                              11/1/07 (MBIA-IBC)                       8,699,533
                1,675,000  Imperial Irrigation District COP,
                              (Water System), 5.50%, 7/1/16
                              (AMBAC)                                  1,847,776

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  2,715,000  Irvine Unified School District
                              Special Tax, (Community
                              Facilities District No. 86-1),
                              5.50%, 11/1/10 (AMBAC)                $  3,023,017
                2,030,000  Long Beach Bond Finance Auth.
                              Lease Rev., (Plaza Parking
                              Facility), 5.25%, 11/1/16                2,143,660
                1,420,000  Long Beach Financing Auth. Rev.,
                              6.00%, 11/1/17 (AMBAC)                   1,683,495
                3,450,000  Los Altos School District GO,
                              Series 2001 B, 5.00%, 8/1/15             3,664,659
                1,030,000  Los Angeles Community
                              Redevelopment Agency Parking
                              System Rev., (Cinerama Dome
                              Public Package), 5.30%,
                              7/1/13 (ACA)                             1,074,764
                1,155,000  Los Angeles Convention &
                              Exhibition Center Auth. Lease
                              Rev., Series 1993 A, 6.00%,
                              8/15/10 (MBIA)                           1,355,439
                4,000,000  Los Angeles County Capital Asset
                              Leasing Corporation Leasehold
                              Rev., 5.875%, 12/1/05
                              (AMBAC)                                  4,479,360
                3,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1997 A,
                              (Proposition A-First Tier), 5.25%,
                              7/2/12 (MBIA)                            3,234,090
                3,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 2001 B,
                              (Proposition A-First Tier), 5.25%,
                              7/1/13 (FSA)                             3,331,620
                5,680,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 2001 B,
                              (Proposition A-First Tier), 5.25%,
                              7/1/16 (FSA)                             6,166,150
                2,000,000  Los Angeles County Sanitation
                              Districts Financing Auth. Rev.,
                              Series 1993 A, (Capital
                              Projects), 5.20%, 10/2/05                2,132,700
                4,665,000  Los Angeles County Transportation
                              Commission COP, Series
                              1992 B, 6.20%, 7/1/03                    4,890,833
                2,000,000  Los Angeles County Transportation
                              Commission COP, Series
                              1992 B, 6.25%, 7/1/04                    2,100,560
                3,515,000  Los Angeles County Transportation
                              Commission Sales Tax Rev.,
                              Series 1992 A, (Proposition C-
                              Second Tier), 6.20%, 7/1/04              3,838,099
                3,765,000  Los Angeles County Transportation
                              Commission Sales Tax Rev.,
                              Series 1992 A, (Proposition C-
                              Second Tier), 6.40%, 7/1/06              4,306,708
                1,250,000  Los Angeles Department of Water
                              & Power Rev., Series 2001 AA1,
                              (Power Systems), 5.25%,
                              7/1/11 (MBIA)                            1,394,775

16      1-800-345-2021                         See Notes to Financial Statements

California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  3,115,000  Los Angeles Unified School
                              District GO, Series 1999 C,
                              5.50%, 7/1/12 (MBIA)(2)               $  3,481,542
                8,000,000  Los Angeles Unified School
                              District GO, Series 2000 D,
                              5.625%, 7/1/14 (FGIC)                    8,962,079
                4,780,000  Los Angeles Wastewater System
                              Rev., Series 1992 B, 6.20%,
                              6/1/02, Prerefunded at 102%
                              of Par (AMBAC)(2)                        5,010,683
                3,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 8.00%, 7/1/08                      3,823,380
                1,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 1997 A, 5.00%,
                              7/1/13                                   1,060,590
                2,920,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 2001 A, 5.125%,
                              7/1/09                                   3,228,819
                3,075,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 2001 A, 5.25%,
                              7/1/15                                   3,357,070
                1,100,000  Mojave Water Agency
                              Improvement District GO,
                              (Morongo Basin), 5.40%,
                              9/1/08 (FGIC)                            1,219,229
                4,000,000  Oakland Joint Powers Financing
                              Auth. Lease Rev., (Convention
                              Centers), 5.25%, 10/1/07
                              (AMBAC)                                  4,453,440
                1,000,000  Oakland Joint Powers Financing
                              Auth. Lease Rev., (Convention
                              Centers), 5.50%, 10/1/14
                              (AMBAC)                                  1,136,830
                1,020,000  Ontario Redevelopment Financing
                              Auth. Local Agency Rev., Series
                              1995 A, 5.80%, 9/2/06 (FSA)              1,098,866
                2,210,000  Orange County Local
                              Transportation Auth. Sales Tax
                              Rev., Series 1997 A,
                              (Measure M-2nd), 5.70%,
                              2/15/08 (AMBAC)                          2,503,599
                1,500,000  Orange County Recovery COP,
                              Series 1996 A, 6.00%, 7/1/07
                              (MBIA)                                   1,722,240
                1,330,000  Oxnard Harbor District Rev.,
                              7.00%, 8/1/04 (FSA)                      1,489,933
                  535,000  Oxnard School District GO, Series
                              2001 A, 5.15%, 2/1/14
                              (MBIA)(1)                                  590,367
                  575,000  Oxnard School District GO, Series
                              2001 A, 5.25%, 2/1/15
                              (MBIA)(1)                                  638,612
                  600,000  Oxnard School District GO, Series
                              2001 A, 5.75%, 2/1/16
                              (MBIA)(1)                                  703,704
                1,000,000  Oxnard School District GO, Series
                              2001 A, 5.75%, 8/1/22
                              (MBIA)(1)                                1,176,490

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,025,000  Oxnard Union High School District
                              GO, Series 2001 A, 5.80%,
                              2/1/18 (MBIA)                         $  1,198,707
                1,070,000  Oxnard Union High School District
                              GO, Series 2001 A, 5.90%,
                              2/1/19 (MBIA)                            1,264,708
                2,000,000  Pico Rivera Water Auth. Rev.,
                              Series 1999 A, (Water Systems),
                              5.50%, 5/1/19 (MBIA)                     2,235,320
                1,500,000  Pomona Public Financing Auth.
                              Rev., Series 2001 AD, (Merged
                              Redevelopment), 4.625%,
                              2/1/12 (MBIA)                            1,577,130
                1,830,000  Pomona Public Financing Auth.
                              Rev., Series 2001 AD, (Merged
                              Redevelopment), 4.75%,
                              2/1/13 (MBIA)                            1,922,818
                1,005,000  Poway Redevelopment Agency
                              Tax Allocation, (Paguay
                              Redevelopment), 4.375%,
                              12/15/12 (AMBAC)                         1,041,230
                1,005,000  Poway Redevelopment Agency
                              Tax Allocation, (Paguay
                              Redevelopment), 4.50%,
                              6/15/13 (AMBAC)                          1,040,527
                1,000,000  Poway Redevelopment Agency
                              Tax Allocation, (Paguay
                              Redevelopment), 4.50%,
                              12/15/13 (AMBAC)                         1,035,350
                1,590,000  Poway Unified School District
                              Special Tax, (Community
                              Facilities District No. 1), 4.75%,
                              10/1/14 (MBIA)                           1,653,012
                1,060,000  Redding Joint Powers Financing
                              Auth. Electric System Rev.,
                              Series 1996 A, 6.25%, 6/1/07
                              (MBIA)                                   1,228,805
                1,010,000  Richmond Joint Powers Financing
                              Auth. Rev., Series 1995 A,
                              (Lease & Gas Tax), 5.30%,
                              5/15/06                                  1,096,173
               17,000,000  Sacramento City Financing Auth.
                              Lease Rev., Series 1993 A,
                              5.40%, 11/1/20 (AMBAC)(3)               18,730,260
                1,000,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1992 A, 6.25%, 8/15/10
                              (MBIA)                                   1,191,600
                1,890,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1992 C, 5.75%, 11/15/07
                              (MBIA)(2)                                1,984,330
                2,820,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1992 C, 5.75%, 11/15/07
                              (MBIA)                                   2,958,688
                2,980,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1994 H, 5.75%, 1/1/04,
                              Prerefunded at 102% of Par
                              (MBIA)(2)                                3,252,521

See Notes to Financial Statements                www.americancentury.com      17

California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  3,105,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.70%, 7/1/17
                              (AMBAC)                               $  3,578,171
                5,005,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              2001 O, 5.25%, 8/15/11
                              (MBIA)                                   5,590,785
                5,000,000  San Bernardino County COP,
                              Series 1995 A, (Medical
                              Center), 5.75%, 8/1/07 (MBIA)            5,683,600
                4,000,000  San Diego County Regional
                              Transportation Commission
                              Sales Tax Rev., Series 1994 A,
                              6.00%, 4/1/04 (FGIC)                     4,333,920
                7,200,000  San Diego County Water Auth.
                              COP, Series 1991 A, 6.125%,
                              5/1/03                                   7,365,239
                2,030,000  San Diego Redevelopment
                              Agency Tax Allocation, (Horton
                              Plaza), 5.70%, 11/1/17                   2,172,668
                2,635,000  San Diego Redevelopment
                              Agency Tax Allocation, (Horton
                              Plaza), 5.80%, 11/1/21                   2,827,777
                1,460,000  San Diego Redevelopment
                              Agency Tax Allocation, (North
                              Park), 5.90%, 9/1/25                     1,547,892
                2,255,000  San Francisco City & County
                              Educational Facilities Unified
                              School District GO, Series
                              1999 B, 5.50%, 6/15/12                   2,481,830
                3,405,000  San Francisco Port Commission
                              Rev., 5.625%, 7/1/02                     3,489,376
                1,250,000  San Francisco Port Commission
                              Rev., 5.90%, 7/1/09                      1,345,900
                2,000,000  San Jose Financing Auth. Lease
                              Rev., Series 2001 F, (Convention
                              Center), 5.00%, 9/1/15 (MBIA)            2,125,360
                2,000,000  San Jose Financing Auth. Lease
                              Rev., Series 2001 F, (Convention
                              Center), 5.00%, 9/1/16
                              (MBIA)(1)                                2,108,660
                4,580,000  San Jose Financing Auth. Rev.,
                              Series 1993 C, (Convention
                              Center), 6.10%, 9/1/01                   4,671,600
                3,950,000  San Jose Financing Auth. Rev.,
                              Series 1993 C, (Convention
                              Center), 6.00%, 9/1/05                   4,029,000
                3,875,000  San Jose Redevelopment Agency
                              Tax Allocation, Series 1992 A,
                              (Merged Area Redevelopment),
                              6.00%, 8/1/02 (MBIA)(2)                  3,982,803
                1,500,000  San Leandro COP, (Seismic
                              Retrofit Financing), 5.90%,
                              6/1/13                                   1,568,370
                2,680,000  San Mateo County Transportation
                              District Sales Tax Rev., Series
                              1993 A, 5.25%, 6/1/18
                              (MBIA)                                   2,926,104
                2,825,000  Santa Clara County Financing
                              Auth. Lease Rev., Series
                              2000 B, (Multiple Facilities),
                              5.00%, 5/15/02 (AMBAC)                   2,877,291

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  2,975,000  Santa Clara County Financing
                              Auth. Lease Rev., Series
                              2000 B, (Multiple Facilities),
                              5.00%, 5/15/03 (AMBAC)                $  3,101,616
                2,075,000  Santa Clara Valley Water District
                              COP, Series 2000 A, (Parity
                              Obligation), 5.20%, 2/1/13               2,268,930
                1,250,000  Santa Monica-Malibu Unified
                              School District GO, 5.25%,
                              8/1/13                                   1,386,275
                2,450,000  Snowline Joint Unified School
                              District COP, 6.30%, 7/1/11,
                              Prerefunded at 102% of Par(2)            2,667,413
                2,000,000  Southern California Public Power
                              Auth. Rev., 6.75%, 7/1/10                2,414,860
                2,935,000  Southern California Public Power
                              Auth. Rev., 6.75%, 7/1/12                3,576,532
                3,090,000  Southern California Public Power
                              Auth. Rev., (Southern
                              Transmission), 5.625%, 7/1/03
                              (MBIA-IBC)                               3,230,750
                4,065,000  Southern California Rapid Transit
                              District COP, (Workers
                              Compensation Fund), 6.20%,
                              7/1/02 (MBIA)                            4,193,210
                5,000,000  Southern California Rapid Transit
                              District COP, (Workers
                              Compensation Fund), 6.40%,
                              7/1/04 (MBIA)                            5,164,900
                1,975,000  Southwestern Community College
                              District GO, 5.625%, 8/1/17
                              (AMBAC)                                  2,204,969
                2,000,000  Stanislaus County COP, Series A,
                              (Capital Improvement), 5.50%,
                              5/1/06 (MBIA)                            2,218,440
                2,770,000  Stockton Community Facilities
                              District Special Tax, (No. 1
                              Weston Ranch), 5.40%, 9/1/15             2,832,076
                  325,000  Stockton Community Facilities
                              District Special Tax, (No. 1
                              Weston Ranch), 5.50%, 9/1/16               332,400
                1,800,000  Sweetwater Auth. Water Rev.,
                              5.25%, 4/1/10 (AMBAC)                    2,001,420
                1,150,000  Taft Public Financing Auth. Lease
                              Rev., Series 1997 A,
                              (Community Correctional
                              Facility), 5.50%, 1/1/06                 1,217,804
                3,000,000  Ventura County Public Financing
                              Auth. COP, 4.75%, 8/15/11
                              (FSA)                                    3,180,300
                1,270,000  Watsonville Insured Hospital Rev.,
                              Series 1996 A, 5.45%, 7/1/03
                              (California Mortgage Insurance)(2)       1,337,272
                3,980,000  Whittier Health Facility Rev.,
                              (Presbyterian Intercommunity),
                              6.00%, 6/1/06 (MBIA)                     4,500,027
                1,465,000  Woodland COP, (Wastewater
                              System), 6.00%, 3/1/06
                              (AMBAC)                                  1,649,048
                                                                    ------------
                                                                     422,171,976
                                                                    ------------

18      1-800-345-2021                         See Notes to Financial Statements

California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
NORTHERN MARIANA ISLANDS -- 0.5%
             $  1,000,000  Northern Mariana Islands
                              Commonwealth GO, Series
                              2000 A, 5.50%, 6/1/09 (ACA)           $  1,076,600
                1,000,000  Northern Mariana Islands
                              Commonwealth GO, Series
                              2000 A, (Public School System),
                              5.50%, 6/1/08 (FSA-ACA)                  1,076,810
                                                                    ------------
                                                                       2,153,410
                                                                    ------------
PUERTO RICO -- 3.2%
                3,000,000  Puerto Rico Commonwealth
                              Infrastructure Financing Auth.
                              Special Tax Rev., Series 1998 A,
                              5.50%, 7/1/08 (AMBAC)                    3,364,620
                2,500,000  Puerto Rico Municipal Finance
                              Agency GO, Series 1999 A,
                              5.00%, 8/1/02                            2,558,650
                3,000,000  Puerto Rico Municipal Finance
                              Agency GO, Series 1999 A,
                              5.00%, 8/1/03 (FSA)                      3,140,880
                1,450,000  Puerto Rico Municipal Finance
                              Agency GO, Series 1999 B,
                              6.00%, 8/1/15 (FSA)                      1,647,737
                3,090,000  Puerto Rico Public Buildings Auth.
                              Rev., Series 1995 A,
                              (Government Facilities), 6.25%,
                              7/1/09 (AMBAC)                           3,634,056
                                                                    ------------
                                                                      14,345,943
                                                                    ------------
U.S. VIRGIN ISLANDS -- 0.2%
                1,050,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1998 A, 5.50%,
                              10/1/13                                  1,095,686
                                                                    ------------
TOTAL MUNICIPAL SECURITIES                                           439,767,015
                                                                    ------------
   (Cost $413,556,141)

SHORT-TERM MUNICIPAL SECURITIES -- 3.4%
CALIFORNIA -- 3.4%
                6,400,000  California Statewide Communities
                              Development Auth. COP, (Sutter
                              Health Obligation Group), VRDN,
                              2.35%, 9/4/01 (AMBAC)
                              (SBBPA: KBC Bank N.V.)                   6,399,999
                3,295,000  Irvine Ranch Water District Rev.,
                              Series 1993 A, VRDN, 2.30%,
                              9/5/01 (LOC: Bank of
                              America N.A.)                            3,295,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  4,600,000  Rancho Mirage Joint Powers
                              Financing Auth. Rev., Series
                              2001 A, (Eisenhower Medical
                              Center), VRDN, 2.30%, 9/4/01
                              (LOC: Bank of New York)               $  4,600,000
                1,300,000  Rancho Mirage Joint Powers
                              Financing Auth. Rev., Series
                              2001 B, (Eisenhower Medical
                              Center), VRDN, 2.30%, 9/4/01
                              (LOC: Allied Irish Bank PLC)             1,300,000
                                                                    ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                 15,594,999
                                                                    ------------
   (Cost $15,594,999)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $455,362,014
                                                                    ============
   (Cost $429,151,140)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

MBIA-IBC = MBIA Insured Bond Certificates

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
August 31, 2001.

XLCA = XL Capital Assurance

(1) When-issued security.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

See Notes to Financial Statements                www.americancentury.com      19

California Long-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 2001

                CALIFORNIA                            CALIFORNIA MUNICIPAL
                LONG-TERM    LEHMAN LONG-TERM             DEBT FUNDS(2)
                 TAX-FREE    MUNICIPAL INDEX    AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)        5.24%          5.76%             4.65%             --
1 YEAR            10.55%         12.35%             9.19%        10 OUT OF 107
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS            5.36%          5.68%             4.60%        18 OUT OF 90
5 YEARS            6.99%          7.73%             6.24%         8 OUT OF 75
10 YEARS           7.21%          7.94%             6.67%         5 OUT OF 36

The fund's inception date was 11/9/83.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 36-37 for information about returns, the comparative index, and Lipper fund rankings.
GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Index is provided for comparison in each graph. California Long-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED AUGUST 31)

20      1-800-345-2021

California Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Dave MacEwen]

     An interview with Dave MacEwen, a portfolio manager on the California
Long-Term Tax-Free fund investment team.

HOW DID CALIFORNIA LONG-TERM TAX-FREE PERFORM DURING THE YEAR ENDED AUGUST 31,
2001?

     It was an exceptional year for bond performance (see page 3). The fund posted its best fiscal year return since 1993 and kept ahead of much of the competition. California Long-Term Tax-Free returned 10.55%, beating the 9.19%
average return of the 107 "California Municipal Debt Funds" tracked by
Lipper Inc.

     The fund's longer-term results also compared favorably. For the three-, five-, and 10-year periods ended August 31, 2001, the fund ranked in at least the top 20% of its peer group (see the previous page for more fund performance comparisons).

HOW DID THE FUND'S EXPENSES AND YIELD COMPARE?

     California Long-Term Tax-Free's relatively low expenses and high yield contributed to its outperformance. As of August 31, 2001, the fund's annualized expense ratio was 0.51%, less than half the 1.07% average expenses charged by its Lipper group.

     The fund also offered investors more federal and state tax-free income than the Lipper average. California Long-Term Tax-Free's 30-day SEC yield was 3.96%
on August 31, 2001, compared with the 3.90% Lipper average. The fund's yield translated into a 7.23% tax-equivalent yield for investors in the highest combined federal and state income tax bracket (see table at right).

WHAT OTHER FACTORS HELPED THE FUND'S STRONG RELATIVE PERFORMANCE?

     Our "coupon barbell" strategy paid off again, especially when the municipal bond market rallied strongly during the last two months of 2000 and in
July and August of 2001. Like a barbell that's heavy on the ends and light in the middle, the coupon barbell refers to  our light exposure to par bonds
(which trade at face value) and heavier weightings in higher-coupon premium bonds and lower-coupon discount bonds.

     Premiums trade above face value and carry above-market interest rates. They helped boost the fund's yield. Discount bonds trade below their face value and carry interest rates below prevailing rates. They're sensitive to interest rate changes, so they performed particularly well during municipal market rallies.

     Non-callable bonds, another area of focus for the fund, helped in much the same way that discounts did. Non-callable bonds--which can't be redeemed by their issuers prior to maturity--also have heightened interest rate sensitivity, which means they performed well when the discounts did.

HOW ELSE DID THE COUPON BARBELL AFFECT FUND PERFORMANCE?

     We actually underperformed the Lipper average during the first half of 2001 as long-term interest rates remained stubbornly high, causing our discount holdings to lag. But we stuck with the trade, and our discount holdings rallied in July and August, when long-term California municipal bond yields fell.

[right margin]

"OUR 'COUPON BARBELL' STRATEGY PAID OFF AGAIN."

YIELDS AS OF AUGUST 31, 2001

30-DAY SEC YIELD                  3.96%

30-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET             6.06%
   37.42% TAX BRACKET             6.33%
   41.95% TAX BRACKET             6.82%
   45.22% TAX BRACKET             7.23%

Yields are for combined state and federal  income tax brackets.

PORTFOLIO AT A GLANCE
                            8/31/01       8/31/00
NUMBER OF SECURITIES          91            81
WEIGHTED AVERAGE
   MATURITY                15.7 YRS      17.2 YRS
AVERAGE DURATION            7.6 YRS       8.5 YRS
EXPENSE RATIO                0.51%         0.51%

Investment terms are defined in the Glossary on pages 37-38.

                                                 www.americancentury.com      21

California Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Three factors spurred discounts' recent strong performance. First, as signs of economic weakness persisted through the summer, investors lost faith in a quick rebound, causing stocks to stumble and bonds to rally. The other two factors were specific to California. First, due to litigation, the state could not issue billions of dollars of bonds to repay the state for its power purchases, removing--at least temporarily--the threat that the California municipal market would be swamped with new bonds. Furthermore, the power crisis eased (see page 4), helping to calm investors' fears.

DID YOU DO ANYTHING TO ALTER THE FUND'S INTEREST RATE SENSITIVITY?

     We made some modest adjustments. Recognizing that our "deep"
discount bonds--those with the lowest coupons and greatest interest rate sensitivity--had appreciated handsomely this summer, we sold some to lock in their gains. And given the strong market conditions at the time, we chose to keep the proceeds from those sales in short-term municipal securities rather than reinvesting in expensive bonds. Those choices also reduced the fund's interest-rate sensitivity (duration).

DID YOU MODIFY YOUR STRATEGY IN ANTICIPATION OF WEAKENING ECONOMIC CONDITIONS?

     We continued to focus on the fund's credit quality. As of August 31, 2001, the portfolio's average credit quality was AA, with 60% invested in AAA bonds and 57% in insured bonds. Lower-quality bonds just didn't offer enough additional yield to make them attractive in this environment.

WHAT'S YOUR OUTLOOK FOR THE ECONOMY, INTEREST RATES, AND THE MUNICIPAL BOND
MARKET?

     Given the scope and unprecedented nature of the tragic events of September
11, 2001, and the uncertainty they've caused, forecasting is basically futile--no one knows for sure what may happen.

     It is clear, though, that consumer confidence has been shaken, virtually eliminating the possibility of an economic rebound later this year. In an effort to reassure consumers and businesses alike, the Federal Reserve cut short-term interest rates for the eighth time this year on September 17--as we were working on this report--and will likely do so again before the year is over. Lower interest rates and continued economic weakness should provide a favorable backdrop for bonds.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND?

     In some regards, California is no different than the rest of the nation--its economy will likely decline further as the national economy slows, which may cause problems for lower-quality municipal bond issuers across the state. That's why we plan to continue to emphasize high-quality bonds. We'll continue to work closely with our team of muni credit analysts to monitor the effects of recent events on our holdings. We also plan to use periods of market weakness to identify bargains among high-quality securities.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                   % OF FUND INVESTMENTS
                    AS OF        AS OF
                   8/31/01      2/28/01
AAA                  60%          63%
AA                    8%          11%
A                    22%          16%
BBB                  10%          10%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
36 for more information.

TOP FIVE SECTORS (AS OF 8/31/01)
                                   % OF FUND INVESTMENTS
COPS/LEASES                                  20%
TAX ALLOCATION REVENUE                       14%
HOSPITAL REVENUE                             13%
GO                                           12%
PREREFUNDED/ETM                               6%

TOP FIVE SECTORS (AS OF 2/28/01)
                                   % OF FUND INVESTMENTS
COPS/LEASES                                  20%
GO                                           18%
TAX ALLOCATION REVENUE                       13%
HOSPITAL REVENUE                             10%
ELECTRIC REVENUE                              7%

Investment terms are defined in the Glossary on pages 37-38.

22      1-800-345-2021

California Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 87.8%
CALIFORNIA -- 87.2%
             $  2,300,000  Alameda County COP, 6.80%,
                              6/15/17 (MBIA)(1)                     $  1,080,103
                5,400,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Episcopal Homes Foundation),
                              5.125%, 7/1/18                           5,333,688
                1,000,000  Blythe Redevelopment Agency
                              Tax Allocation, (Project No. 1),
                              5.80%, 5/1/28                            1,015,620
                1,220,000  Brea Redevelopment Agency Tax
                              Allocation, (Project AB),
                              6.125%, 8/1/13 (MBIA)                    1,320,211
                4,185,000  Brea Redevelopment Agency Tax
                              Allocation, Series 2001 A,
                              (Project AB), 5.00%, 8/1/23
                              (AMBAC)                                  4,257,108
                4,000,000  California Educational Facilities
                              Auth. Rev., (Pepperdine
                              University), 5.75%, 9/15/30              4,294,160
                2,500,000  California Educational Facilities
                              Auth. Rev., (Scripps College),
                              5.00%, 8/1/31                            2,482,625
                2,000,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 6.30%, 4/1/21                 2,147,760
                3,000,000  California GO, 6.125%, 10/1/11
                              (AMBAC)                                  3,547,860
                3,180,000  California GO, 5.00%, 10/1/12
                              (MBIA-IBC)                               3,421,362
                6,745,000  California GO, 4.50%, 12/1/24
                              (FGIC)                                   6,422,049
                5,500,000  California GO, 4.25%, 10/1/26
                              (MBIA)                                   4,994,990
                1,410,000  California GO, Series 1984 B,
                              (New Prison Construction),
                              10.00%, 8/1/03                           1,596,543
                3,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Kaiser Permanente),
                              7.15%, 10/1/09(1)                        2,117,760
                2,500,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1991 B, (Adventist Health
                              System), 6.75%, 3/1/14 (MBIA)            2,558,575
                2,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1992 A, (Small Facilities Loan),
                              6.75%, 3/1/20 (California
                              Mortgage Insurance)                      2,072,120
                1,290,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1992 C, (AIDS Healthcare
                              Foundation), 6.25%, 9/1/17
                              (California Mortgage Insurance)          1,336,711

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  5,165,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1993 C, (St. Francis Memorial
                              Hospital), 5.875%, 11/1/23(2)         $  5,921,001
                1,975,000  California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1994 G, 7.25%, 8/1/17             2,006,679
                1,290,000  California Housing Finance
                              Agency Rev., (Multi-Unit Rental
                              Housing), 6.875%, 2/1/22                 1,310,318
               14,100,000  California Public Works Board
                              Lease Rev., Series 1993 D,
                              (Department of Corrections),
                              5.25%, 6/1/15 (FSA)                     15,579,089
                9,000,000  California Statewide Communities
                              Development Auth. Rev., Series
                              1998 A, (Sherman Oaks),
                              5.00%, 8/1/22 (AMBAC,
                              California Mortgage Insurance)           9,314,099
                5,695,000  Capistrano Unified School District
                              Community Facilities Special
                              Tax, (Refunding Issue 1988-1),
                              6.50%, 9/1/14 (FSA)                      6,631,144
                2,000,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of
                              Central California), 6.00%,
                              2/1/30                                   2,113,120
                2,000,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of
                              Central California), 5.75%,
                              2/1/31                                   2,055,920
                1,320,000  Coalinga Public Financing Auth.
                              Local Obligation Rev., Series
                              1998 A, 6.375%, 9/15/21
                              (AMBAC)                                  1,618,650
               13,500,000  Compton Community
                              Redevelopment Agency Tax
                              Allocation, Series 1995 A,
                              6.50%, 8/1/13 (FSA)                     15,424,964
                2,615,000  Concord Joint Powers Financing
                              Auth. Lease Rev., (Concord
                              Avenue Parking Structure),
                              5.125%, 3/1/23                           2,656,788
                2,580,000  Concord Joint Powers Financing
                              Auth. Lease Rev., (Police
                              Facilities), 5.25%, 8/1/13               2,825,513
                4,000,000  Contra Costa County Public
                              Financing Auth. Tax Allocation
                              Rev., (Pleasant Hill Bart
                              Redevelopment), 5.25%,
                              8/1/28                                   3,879,320
                2,675,000  Fairfield-Suisun Sewer District
                              Rev., Series 2001 A, 5.25%,
                              5/1/15 (FGIC)                            2,902,883
                3,605,000  Inglewood Redevelopment
                              Agency Tax Allocation, Series
                              1998 A, (Merged
                              Redevelopment), 5.25%,
                              5/1/23 (AMBAC)                           3,890,372

See Notes to Financial Statements                www.americancentury.com      23

California Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,815,000  Kern County High School District
                              GO, 7.15%, 8/1/14 (MBIA)(2)           $  2,329,571
                2,500,000  Long Beach Bond Finance Auth.
                              Lease Rev., (Plaza Parking
                              Facility), 5.375%, 11/1/27               2,583,500
                1,000,000  Long Beach Industrial
                              Development Rev., Series
                              1998 A, (CSU Foundation),
                              5.25%, 2/1/23                              969,330
                1,305,000  Los Altos COP, (Association of
                              Bay Area Governments 38),
                              5.90%, 5/1/27                            1,368,867
                1,950,000  Los Altos School District GO,
                              Series 2001 B, 5.00%, 8/1/16             2,055,164
                3,475,000  Los Angeles Community
                              Redevelopment Agency
                              Housing Rev., Series 1994 A,
                              6.45%, 7/1/17 (AMBAC)                    3,671,824
                2,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1996 A,
                              (Proposition A-First Tier), 6.00%,
                              7/1/06, Prerefunded at 101%
                              of Par (MBIA)(2)                         2,296,520
                2,340,000  Los Angeles Department of Water
                              & Power Waterworks Rev.,
                              4.50%, 10/15/24                          2,204,116
                8,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 5.75%, 8/10/18                     9,033,840
                2,485,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 2001 A, 5.25%,
                              3/1/13                                   2,752,833
                5,150,000  Mid-Peninsula Regional Open
                              Space District GO, 7.00%,
                              9/1/14                                   5,765,271
                5,830,000  Modesto, Stockton, Redding
                              Public Power Agency Rev.,
                              Series 1989 D, (San Juan),
                              6.75%, 7/1/20 (MBIA)(2)                  7,255,202
                3,000,000  Oakland Redevelopment Agency
                              Tax Allocation Rev., (Central
                              District), 5.50%, 2/1/14
                              (AMBAC)                                  3,394,440
                2,350,000  Oxnard School District GO, Series
                              2001 A, 5.75%, 8/1/22
                              (MBIA)(3)                                2,764,752
                3,150,000  Oxnard School District GO, Series
                              2001 A, 5.75%, 8/1/30
                              (MBIA)(3)                                3,703,172
                2,950,000  Pasadena COP, (Old Pasadena
                              Parking Facility), 6.25%, 1/1/18         3,439,789
                4,475,000  Pittsburg Redevelopment Agency
                              Tax Allocation, (Los Medanos
                              Community Development),
                              6.20%, 8/1/19                            4,727,972
                5,000,000  Pittsburg Redevelopment Agency
                              Tax Allocation, (Los Medanos
                              Community Development),
                              6.25%, 8/1/26                            5,259,050

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,000,000  Pomona Unified School District
                              GO, Series 2001 A, 6.15%,
                              8/1/30 (MBIA)                         $  1,192,350
                1,110,000  Poway Redevelopment Agency
                              Tax Allocation, (Paguay
                              Redevelopment), 5.375%,
                              12/15/20 (AMBAC)                         1,195,659
                3,075,000  Riverside County Asset Leasing
                              Corp. Leasehold Rev., Series
                              1997 B, (Riverside County
                              Hospital), 5.00%, 6/1/19
                              (MBIA)                                   3,193,941
                1,915,000  Sacramento City Financing Auth.
                              Rev., (Capital Improvement),
                              5.60%, 6/1/24                            2,053,531
                8,705,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                                  9,402,357
                2,500,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              2001 O, 5.25%, 8/15/15
                              (MBIA)                                   2,719,175
                1,000,000  Saddleback Valley Unified School
                              District Public Financing Auth.
                              Special Tax, Series 1997 A,
                              6.00%, 9/1/16 (FSA)                      1,187,110
                3,400,000  San Diego County COP, 5.625%,
                              9/1/12 (AMBAC)                           3,907,518
                4,640,000  San Diego County COP, (Burnham
                              Institute), 6.25%, 9/1/29                4,879,006
                3,500,000  San Diego County Regional
                              Transportation Commission
                              Sales Tax Rev., Series 1991 A,
                              6.93%, 4/1/04(1)(2)                      3,258,640
                9,000,000  San Francisco City & County
                              Airport Commission International
                              Airport Rev., Issue 20, 4.50%,
                              5/1/23 (MBIA)                            8,597,340
                4,200,000  San Francisco City & County
                              Airport Commission International
                              Airport Rev., Issue 20, 4.50%,
                              5/1/26 (MBIA)                            3,984,372
                1,000,000  San Francisco City & County
                              Redevelopment Hotel Tax Rev.,
                              6.75%, 7/1/04, Prerefunded at
                              102% of Par (FSA)(2)                     1,133,410
                3,000,000  San Jose Financing Auth. Rev.,
                              Series 1993 C, (Convention
                              Center), 6.375%, 9/1/13                  3,060,000
                2,715,000  San Marcos Public Facilities Auth.
                              Rev., Series 2000 A, (Tax
                              Increment Project Area 3),
                              6.75%, 10/1/30                           2,904,045
                3,975,000  San Mateo County Joint Powers
                              Auth. Lease Rev., (Capital
                              Projects Program), 6.50%,
                              7/1/16 (MBIA)                            4,914,014
                4,000,000  San Mateo County Joint Powers
                              Auth. Lease Rev., (Capital
                              Projects Program), 6.00%,
                              7/1/19 (MBIA)                            4,716,520

24      1-800-345-2021                         See Notes to Financial Statements

California Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  3,500,000  Santa Ana Financing Auth. Lease
                              Rev., Series A, (Police
                              Administration & Holdings
                              Facility), 6.25%, 7/1/15 (MBIA)       $  4,232,375
                4,830,000  Santa Monica Community College
                              District COP, Series 1997 A,
                              5.90%, 2/1/27                            5,185,247
                1,425,000  Southern California Public Power
                              Auth. Rev., (Multiple Projects),
                              7.00%, 7/1/09                            1,444,223
                7,315,000  Southern California Public Power
                              Auth. Rev., (Multiple Projects),
                              6.75%, 7/1/12 (FSA)                      9,058,091
                3,730,000  Southern California Public Power
                              Auth. Rev., (Multiple Projects),
                              6.75%, 7/1/13 (FSA)                      4,647,170
                3,260,000  Southern California Public Power
                              Auth. Rev., (Multiple Projects),
                              6.00%, 7/1/18                            3,263,716
                3,000,000  Southern California Public Power
                              Auth. Rev., Series 1989 A, (Palo
                              Verde), 7.15%, 7/1/04
                              (AMBAC)(1)                               2,766,150
                2,000,000  Southern Orange County Public
                              Financing Auth. Special Tax Rev.,
                              Series 1994 A, 7.00%, 9/1/11
                              (MBIA)                                   2,504,640
                2,850,000  Stockton Health Facilities Auth.
                              Rev., Series 1997 A, (Dameron
                              Hospital Association), 5.70%,
                              12/1/14                                  2,907,200
                2,000,000  Taft Public Financing Auth. Lease
                              Rev., Series 1997 A,
                              (Community Correctional Facility),
                              6.05%, 1/1/17                            2,169,000
                1,400,000  Torrance Redevelopment Agency
                              Tax Allocation, Series 1998 A,
                              (Downtown Redevelopment),
                              5.60%, 9/1/28                            1,403,234
                1,650,000  University of California Rev., Series
                              2000 K, (Multi-purpose), 5.30%,
                              9/1/30                                   1,714,895
                3,020,000  Watsonville Insured Hospital Rev.,
                              Series 1996 A, (Watsonville
                              Community Hospital), 6.20%,
                              7/1/12 (California Mortgage
                              Insurance)(2)                            3,537,719
                2,185,000  West Kern County Water District
                              COP, 5.625%, 6/1/31                      2,254,286
                                                                    ------------
                                                                     303,091,252
                                                                    ------------
PUERTO RICO -- 0.6%
                2,000,000  Puerto Rico Municipal Finance
                              Agency GO, Series 1999 A,
                              5.00%, 8/1/02                            2,046,920
                                                                    ------------
TOTAL MUNICIPAL SECURITIES                                           305,138,172
                                                                    ------------
   (Cost $279,312,729)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 11.0%
CALIFORNIA -- 11.0%
             $  1,800,000  California Statewide Communities
                              Development Auth. Rev., Series
                              2000 N6, VRDN, 2.00%,
                              9/5/01 (LOC: Bank of New
                              York) (Acquired 8/29/01, Cost
                              $1,800,000)(4)                        $  1,800,000
                4,100,000  Irvine Improvement Bond Act
                              1915 Special Assessment Rev.,
                              (District No. 94-15), VRDN,
                              2.35%, 9/4/01 (LOC:
                              Canadian Imperial Bank of
                              Commerce)                                4,100,000
                3,656,358  Koch Certificates Trust Rev.,
                              Series 1999-2, VRDN, 2.01%,
                              9/6/01 (AMBAC) (SBBPA:
                              State Street Bank & Trust Co.)
                              (Acquired 8/1/01, Cost
                              $3,656,358)(4)                           3,656,358
                1,500,000  Los Angeles Water & Power Rev.,
                              VRDN, 2.00%, 9/6/01 (LOC:
                              Toronto Dominion Bank)                   1,500,000
                4,200,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 2000 B1, VRDN,
                              2.30%, 9/4/01                            4,200,000
                2,595,000  Newport Beach Rev., (Hoag
                              Memorial Presbyterian Hospital),
                              VRDN, 2.30%, 9/4/01                      2,595,000
                4,100,000  Orange County Sanitation Districts
                              COP, Series 2000 B, VRDN,
                              2.35%, 9/4/01 (LOC: Dexia
                              Public Finance Bank SA)                  4,100,000
               16,200,000  Rancho Mirage Joint Powers
                              Financing Auth. Rev., Series
                              2001 B, (Eisenhower Medical
                              Center), VRDN, 2.30%, 9/4/01
                              (LOC: Allied Irish Bank PLC)(5)         16,200,000
                                                                    ------------

TOTAL SHORT-TERM MUNICIPAL SECURITIES                                 38,151,358
                                                                    ------------
   (Cost $38,151,358)

MUNICIPAL DERIVATIVES -- 1.2%
CALIFORNIA -- 1.2%
                4,000,000  Northern California Transmission
                              Rev., Inverse Floater, 7.10%,
                              4/29/24 (MBIA)(6)                        4,280,000
                                                                    ------------
   (Cost $3,963,920)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $347,569,530
                                                                    ============
   (Cost $321,428,007)

See Notes to Financial Statements                www.americancentury.com      25

California Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

AUGUST 31, 2001

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

MBIA-IBC = MBIA Insured Bond Certificates

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
August 31, 2001.

(1) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) When-issued security.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at August 31, 2001, was $5,456,358 which represented 1.6% of net assets.

(5) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(6) Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change.

26      1-800-345-2021                         See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as  securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results  in the fund's NET
ASSETS. The net assets divided by shares outstanding is the share price, or NET
ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                            LIMITED-TERM    INTERMEDIATE-TERM    LONG-TERM
AUGUST 31, 2001                               TAX-FREE          TAX-FREE          TAX-FREE

ASSETS
Investment securities, at value
  (identified cost of $164,585,202,
  $429,151,140 and $321,428,007,
  respectively) (Note 3) ..................  $170,122,373      $455,362,014      $347,569,530
Receivable for investments sold ...........       --             3,273,360            --
Receivable for capital shares sold ........     267,420           179,121            5,490
Interest receivable .......................    1,801,915         5,905,569         3,883,076
                                            ---------------   ---------------   ---------------
                                              172,191,708       464,720,064       351,458,096
                                            ---------------   ---------------   ---------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ..................    4,987,597         3,535,382        13,852,977
Payable for investments purchased .........    3,130,596        10,708,175         6,060,175
Accrued management fees (Note 2) ..........     68,307            190,743           140,009
Dividends payable .........................     75,859            309,869           314,418
Payable for trustees' fees
  and expenses (Note 2) ...................       387              1,080              793
                                            ---------------   ---------------   ---------------
                                               8,262,746        14,745,249        20,368,372
                                            ---------------   ---------------   ---------------

Net Assets ................................  $163,928,962      $449,974,815      $331,089,724
                                            ===============   ===============   ===============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ...................   15,340,261        39,220,220        28,306,617
                                            ===============   ===============   ===============

Net Asset Value Per Share .................     $10.69            $11.47            $11.70
                                            ===============   ===============   ===============

NET ASSETS CONSIST OF:
Capital paid in ...........................  $158,011,887      $421,930,575      $308,276,162
Undistributed net investment income .......       --              11,395              --
Accumulated undistributed net
  realized gain (loss) on
  investment transactions .................     379,904          1,821,971        (3,327,961)
Net unrealized appreciation
  on investments (Note 3) .................    5,537,171        26,210,874        26,141,523
                                            ---------------   ---------------   ---------------
                                             $163,928,962      $449,974,815      $331,089,724
                                            ===============   ===============   ===============

See Notes to Financial Statements           www.americancentury.com          27

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's  operations. In other words, it shows how much money  the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

                                    LIMITED-TERM    INTERMEDIATE-TERM    LONG-TERM
YEAR ENDED AUGUST 31, 2001            TAX-FREE          TAX-FREE          TAX-FREE

INVESTMENT INCOME
Income:
Interest ..........................   $6,555,065       $21,912,627       $16,987,425
                                    --------------   ---------------   ---------------

Expenses (Note 2):
Management fees ...................     742,246         2,239,679         1,601,861
Trustees' fees and expenses .......      4,889           14,723            10,542
                                    --------------   ---------------   ---------------
                                        747,135         2,254,402         1,612,403
                                    --------------   ---------------   ---------------

Net investment income .............    5,807,930       19,658,225        15,375,022
                                    --------------   ---------------   ---------------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on
  investment transactions .........     988,809         4,994,273         1,738,633
Change in net unrealized
  appreciation on investments .....    3,159,313       10,491,558        14,608,837
                                    --------------   ---------------   ---------------

Net realized and unrealized
  gain on investments .............    4,148,122       15,485,831        16,347,470
                                    --------------   ---------------   ---------------

Net Increase in Net Assets
  Resulting from Operations .......   $9,956,052       $35,144,056       $31,722,492
                                    ==============   ===============   ===============

28      1-800-345-2021                        See Notes to Financial Statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much  a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED AUGUST 31, 2001 AND AUGUST 31, 2000

                                    LIMITED-TERM                 INTERMEDIATE-TERM                  LONG-TERM
Increase (Decrease)                   TAX-FREE                       TAX-FREE                        TAX-FREE
  in Net Assets                 2001            2000            2001           2000             2001           2000

OPERATIONS
Net investment income ...... $5,807,930      $5,701,713      $19,658,225    $20,387,054      $15,375,022    $15,820,509
Net realized gain
  (loss) on investment
  transactions .............   988,809        (163,569)       4,994,273     (2,376,556)       1,738,633     (4,159,995)
Change in net unrealized
  appreciation
  on investments ...........  3,159,313       1,834,226      10,491,558     11,126,025       14,608,837     10,026,558
                            -------------   -------------   ------------   --------------   ------------   -------------
Net increase in
  net assets resulting
  from operations ..........  9,956,052       7,372,370      35,144,056     29,136,523       31,722,492     21,687,072
                            -------------   -------------   ------------   --------------   ------------   -------------

DISTRIBUTIONS
TO SHAREHOLDERS
From net
  investment income ........ (5,807,930)     (5,701,713)    (19,662,628)   (20,387,054)     (15,375,022)   (15,820,509)
                            -------------   -------------   ------------   --------------   ------------   -------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from
  shares sold .............. 57,230,476      80,207,316      56,754,019     186,926,843      50,420,531     91,451,486
Proceeds from
  reinvestment
  of distributions .........  4,392,666       3,898,141      14,519,591     14,352,082       10,696,905     10,703,334
Payments for
  shares redeemed ..........(44,047,471)    (85,120,393)    (81,351,223)   (225,316,598)    (49,854,928)   (137,168,850)
                            -------------   -------------   ------------   --------------   ------------   -------------
Net increase (decrease)
  in net assets
  from capital
  share transactions ....... 17,575,671      (1,014,936)    (10,077,613)   (24,037,673)      11,262,508    (35,014,030)
                            -------------   -------------   ------------   --------------   ------------   -------------
Net increase (decrease)
  in net assets ............ 21,723,793        655,721        5,403,815    (15,288,204)      27,609,978    (29,147,467)

NET ASSETS
Beginning of period ........ 142,205,169     141,549,448     444,571,000    459,859,204      303,479,746    332,627,213
                            -------------   -------------   ------------   --------------   ------------   -------------
End of period ..............$163,928,962    $142,205,169    $449,974,815   $444,571,000     $331,089,724   $303,479,746
                            =============   =============   ============   ==============   ============   =============
Undistributed net
  investment income ........     --              --            $11,395        $4,403             --            --
                            =============   =============   ============   ==============   ============   =============

TRANSACTIONS IN
SHARES OF THE FUNDS
Sold .......................  5,504,851       7,842,692       5,118,501     17,387,158        4,522,594     8,594,787
Issued in reinvestment
  of distributions .........   418,807         380,842        1,298,755      1,331,536         947,027      1,003,841
Redeemed ................... (4,262,026)     (8,327,211)     (7,328,510)   (20,974,523)      (4,476,540)   (12,925,328)
                            -------------   -------------   ------------   --------------   ------------   -------------
Net increase (decrease) ....  1,661,632       (103,677)       (911,254)     (2,255,829)        993,081     (3,326,700)
                            =============   =============   ============   ==============   ============   =============

See Notes to Financial Statements               www.americancentury.com      29

Notes to Financial Statements
--------------------------------------------------------------------------------

AUGUST 31, 2001

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century California Tax-Free and Municipal Funds
(the trust) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. California Limited-Term
Tax-Free Fund (Limited-Term), California Intermediate-Term Tax-Free Fund
(Intermediate-Term), and California Long-Term Tax-Free Fund (Long-Term) (the
funds) are three of the funds in a series issued by the trust. The funds are diversified under the 1940 Act. The funds seek to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital.
The funds invest primarily in municipal obligations with maturities based on each fund's investment objective. The funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds maintain segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and distributed monthly. Distributions from net realized gains for the funds are declared and paid annually. For the year ended
August 31, 2001, 100% (unaudited) of the funds' distributions from net investment income have been designated as exempt from federal and California state income tax.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At August 31, 2001, Long-Term had accumulated net realized capital loss carryovers for federal income tax purposes of $3,327,961 (expiring in 2008 through 2009), which may be used to offset future taxable gains.

--------------------------------------------------------------------------------
2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee  is computed daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the
Complex Fee range from 0.2900% to 0.3100%. For the year ended August 31, 2001, the effective annual management fee was 0.51%, for Limited-Term,
Intermediate-Term, and Long-Term.

    RELATED PARTIES -- The funds have a bank line of credit agreement with J.P.
Morgan Chase & Co. J.P. Morgan Chase & Co. is an equity investor in
American Century Companies, Inc. See Note 4 for information on the bank line of credit.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.

30      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

AUGUST 31, 2001

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the year ended August 31, 2001, were as follows:

                              LIMITED-TERM     INTERMEDIATE-TERM     LONG-TERM
                                TAX-FREE           TAX-FREE           TAX-FREE
PURCHASES
Municipal Obligations ....... $109,382,223       $407,756,340        $95,379,639

PROCEEDS FROM SALES
Municipal Obligations .......  $89,715,220       $414,492,721       $101,300,447

    On August 31, 2001, accumulated net unrealized appreciation on investments, which consisted entirely of appreciation, for Limited-Term, Intermediate-Term and Long-Term was $5,537,171, $26,210,874 and $26,141,523, respectively, based on the aggregate cost of investments for federal income tax purposes. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have an unsecured
$620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co.
Effective December 19, 2000, the bank line of credit was renewed at
$520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended August 31, 2001.

                                                 www.americancentury.com      31

California Limited-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                           2001        2000       1999        1998       1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................... $10.40      $10.27     $10.43      $10.30     $10.19
                                         ---------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income .................  0.42        0.41       0.39        0.42       0.43
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .....  0.29        0.13      (0.16)       0.13       0.11
                                         ---------   --------   ---------   --------   --------
  Total From Investment Operations ......  0.71        0.54       0.23        0.55       0.54
                                         ---------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ............ (0.42)      (0.41)     (0.39)      (0.42)     (0.43)
                                         ---------   --------   ---------   --------   --------
Net Asset Value, End of Period .......... $10.69      $10.40     $10.27      $10.43     $10.30
                                         =========   ========   =========   ========   ========
  Total Return(1) .......................  6.94%       5.44%      2.26%       5.40%      5.42%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................  0.51%       0.51%      0.51%       0.52%      0.49%
Ratio of Net Investment Income
  to Average Net Assets .................  3.97%       4.05%      3.78%       4.02%      4.20%
Portfolio Turnover Rate .................   63%         97%        57%         44%        47%
Net Assets, End of Period
  (in thousands) ........................$163,929    $142,205   $141,549    $130,137   $126,631

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

32      1-800-345-2021                         See Notes to Financial Statements

California Intermediate-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                            2001       2000       1999        1998       1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...................  $11.08     $10.85     $11.37      $11.27     $11.05
                                          --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income .................   0.50       0.50       0.49        0.52       0.54
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .....   0.39       0.23      (0.41)       0.25       0.25
                                          --------   --------   ---------   --------   --------
  Total From Investment Operations ......   0.89       0.73       0.08        0.77       0.79
                                          --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ............  (0.50)     (0.50)     (0.49)      (0.52)     (0.54)
  From Net Realized Gains on
  Investment Transactions ...............    --         --       (0.09)      (0.15)     (0.03)
  In Excess of Net Realized Gains .......    --         --       (0.02)        --         --
                                          --------   --------   ---------   --------   --------
  Total Distributions ...................  (0.50)     (0.50)     (0.60)      (0.67)     (0.57)
                                          --------   --------   ---------   --------   --------
Net Asset Value, End of Period ..........  $11.47     $11.08     $10.85      $11.37     $11.27
                                          ========   ========   =========   ========   ========
  Total Return(1) .......................   8.22%      6.95%      0.74%       7.00%      7.39%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................   0.51%      0.51%      0.51%       0.51%      0.48%
Ratio of Net Investment Income
  to Average Net Assets .................   4.45%      4.64%      4.41%       4.60%      4.81%
Portfolio Turnover Rate .................    94%        73%        54%         28%        42%
Net Assets, End of Period
  (in thousands) ........................ $449,975   $444,571   $459,859    $460,604   $435,440

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements                www.americancentury.com      33

California Long-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                            2001       2000       1999        1998       1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...................  $11.11     $10.86     $11.72      $11.48     $11.06
                                          --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income .................   0.55       0.56       0.57        0.59       0.61
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .....   0.59       0.25      (0.76)       0.44       0.44
                                          --------   --------   ---------   --------   --------
  Total From Investment Operations ......   1.14       0.81      (0.19)       1.03       1.05
                                          --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ............  (0.55)     (0.56)     (0.57)      (0.59)     (0.61)
  From Net Realized Gains on
  Investment Transactions ...............    --         --       (0.07)      (0.20)     (0.02)
  In Excess of Net Realized Gains .......    --         --       (0.03)        --         --
                                          --------   --------   ---------   --------   --------
  Total Distributions ...................  (0.55)     (0.56)     (0.67)      (0.79)     (0.63)
                                          --------   --------   ---------   --------   --------
Net Asset Value, End of Period ..........  $11.70     $11.11     $10.86      $11.72     $11.48
                                          ========   ========   =========   ========   ========
  Total Return(1) .......................  10.55%      7.79%     (1.85)%      9.25%      9.70%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................   0.51%      0.51%      0.51%       0.51%      0.48%
Ratio of Net Investment Income
  to Average Net Assets .................   4.87%      5.24%      4.94%       5.07%      5.40%
Portfolio Turnover Rate .................    31%        24%        52%         36%        50%
Net Assets, End of Period
  (in thousands) ........................ $331,090   $303,480   $332,627    $325,194   $304,671

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

34      1-800-345-2021                        See Notes to Financial Statements

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century California Tax-Free and Municipal Funds
and  Shareholders of the California Limited-Term Tax-Free Fund, the California
Intermediate-Term  Tax-Free Fund and the California Long-Term Tax-Free Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments,  and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Limited-Term
Tax-Free Fund, the California Intermediate-Term Tax-Free Fund and the California
Long-Term Tax-Free Fund (the "Funds") at August 31, 2001, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended August 31, 1997, were audited by other auditors, whose report, dated October 3, 1997, expressed an unqualified opinion on those statements.
These financial statements and financial highlights (hereafter referred to as
"financial statements") are the responsibility of the Funds'
management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the
United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
October 12, 2001

                                                www.americancentury.com      35

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CALIFORNIA LIMITED-TERM TAX-FREE seeks interest income exempt from both federal and California state income taxes. The fund invests primarily in
California municipal securities and maintains a weighted average maturity of five years or less.

     CALIFORNIA INTERMEDIATE-TERM TAX-FREE seeks interest income exempt from both federal and California state income taxes. The fund invests primarily in
California municipal securities and maintains a weighted average maturity of
5-10 years.

     CALIFORNIA LONG-TERM TAX-FREE seeks interest income exempt from federal and
California state income taxes. The fund invests primarily in California municipal securities and maintains a weighted average maturity of 10 years or more.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of more than
4,000 municipal bonds with maturities of 2-4 years. The average credit rating of the securities in the index is AA1/AA2. The index's average maturity is 3 years

     The LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of more than 5,000 municipal bonds with maturities of 4-6 years. The average credit rating of the securities in the index is AA1/AA2. The index's average maturity is approximately 5 years.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of almost
4,000 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA1/AA2. The index's average maturity is approximately 27 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     CALIFORNIA SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS (Limited-Term Tax-Free)
-- funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of
1-5 years.

     CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUNDS (Intermediate-Term Tax-Free)
-- funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of
5-10 years.

     CALIFORNIA MUNICIPAL DEBT FUNDS (Long-Term Tax-Free) -- funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in
California.

[left margin]

INVESTMENT TEAM LEADERS

Portfolio Managers
     KEN SALINGER
     DAVE MACEWEN
     ROBERT MILLER

Municipal Credit Research Director
     STEVEN PERMUT

Municipal Credit Analysts
     DAVID MOORE
     BILL MCCLINTOCK
     TIM BENHAM
     BRAD BODE

CREDIT RATING GUIDELINES

     CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS
STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL
STRENGTH AND ABILITY  TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-
GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE
THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*    AAA--EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    AA--VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    A--STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BBB--GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

     IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE
OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.

36      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 32-34.

YIELDS

*   30-DAY SEC YIELD represents net investment income earned by the fund over a
30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

*   TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined
California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

*   BASIS POINT -- one one-hundredth of a percentage point (or 0.01%).
Therefore, 100 basis points equal one percentage point (or 1%).

*   YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities.

STATISTICAL TERMINOLOGY

*   NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   AVERAGE DURATION -- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

*   COPS (CERTIFICATES OF PARTICIPATION)/LEASES -- securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation are similar to long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

*   GO (GENERAL OBLIGATION) BONDS -- securities backed by the taxing power of the issuer.

*   LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

*   PREREFUNDED/ETM BONDS -- securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates).
These bonds tend to have higher credit ratings because they are backed by
Treasury securities.

*   REVENUE BONDS -- securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).

                                                 www.americancentury.com      37

Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

38      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      39

Notes
--------------------------------------------------------------------------------

40      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0110                                 American Century Investment Services, Inc.
SH-ANN-27104                      (c)2001 American Century Services Corporation